EXHIBIT 10.1
                                                                  ------------



                           STOCK PURCHASE AGREEMENT




                                 BY AND AMONG



                             IVANHOE ENERGY INC.,
                                 AS THE PARENT



                         SUNWING HOLDING CORPORATION,
                                 AS THE SELLER



                             SUNWING ENERGY LTD.,
                                AS THE COMPANY



                                      AND



                    CHINA MINERAL ACQUISITION CORPORATION,
                                 AS THE BUYER





                           DATED AS OF MAY 12, 2006


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                               TABLE OF CONTENTS

                                                                                 PAGE
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ARTICLE I        DEFINITIONS........................................................2
  Section 1.1    Defined Terms......................................................2

ARTICLE II       PURCHASE AND SALE OF SHARES; PURCHASE PRICE........................9
  Section 2.1    Closing; Closing Date..............................................9
  Section 2.2    Purchase and Sale of the Shares...................................10
  Section 2.3    Purchase Price Adjustment.........................................11
  Section 2.4    Deliveries At Closing.............................................13

ARTICLE III      REPRESENTATIONS AND WARRANTIES OF THE SELLER
                 AND PARENT AS TO THE COMPANY......................................14
  Section 3.1    Organization; Standing and Power; Charter Documents...............14
  Section 3.2    Authority; Non Contravention; Necessary Consents
                 and Filings.......................................................15
  Section 3.3    Capitalization....................................................16
  Section 3.4    Subsidiaries......................................................16
  Section 3.5    Financial Statements; No Undisclosed Material Liabilities.........17
  Section 3.6    Absence of Certain Changes or Events..............................18
  Section 3.7    Taxes.............................................................18
  Section 3.8    Intellectual Property.............................................19
  Section 3.9    Compliance; Permits...............................................19
  Section 3.10   Litigation........................................................20
  Section 3.11   Real Estate.......................................................20
  Section 3.12   Material Contracts................................................21
  Section 3.13   Environmental Matters.............................................21
  Section 3.14   Employee Benefit Plans............................................22
  Section 3.15   Insurance.........................................................22
  Section 3.16   Sufficiency of the Assets.........................................22
  Section 3.17   Registration Statement............................................22
  Section 3.18   Transactions between the Company and the Parent or Seller.........22
  Section 3.19   Brokers' and Finders' Fees........................................23
  Section 3.20   Exclusivity of Representations....................................23

ARTICLE IV       REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE PARENT.......23
  Section 4.1    Organization; Standing and Power..................................23
  Section 4.2    Authority; Non Contravention; Necessary
                 Consents and Filings..............................................23
  Section 4.3    Title to the Shares...............................................24
  Section 4.4    Acquisition for Investment........................................25
  Section 4.5    Representations as to Parent......................................25
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                                      i
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ARTICLE V        REPRESENTATIONS AND WARRANTIES OF THE BUYER.......................25
  Section 5.1    Organization; Standing and Power..................................25
  Section 5.2    Authority; Non Contravention;
                 Necessary Consents and Filings....................................26
  Section 5.3    Capitalization; Subsidiaries; Anti-Dilution Protection;
                 Registration Rights Agreements ...................................28
  Section 5.4    The Buyer Reports; Financial Statements; No Undisclosed
                 Material Liabilities..............................................30
  Section 5.5    Absence of Certain Changes or Events..............................32
  Section 5.6    Litigation........................................................32
  Section 5.7    Investment Company................................................33
  Section 5.8    Taxes.............................................................33
  Section 5.9    Compliance........................................................33
  Section 5.10   Employee Benefit Plans............................................34
  Section 5.11   Related Party Transactions........................................34
  Section 5.12   Stockholder Vote Required.........................................34
  Section 5.13   Registration Statement............................................35
  Section 5.14   Purchase for Investment...........................................35
  Section 5.15   Appropriate Target Business; Fair Market Value Opinion............36
  Section 5.16   OTC Bulletin Board................................................36
  Section 5.17   Brokers' and Finders' Fees........................................36
  Section 5.18   Anti-takeover Plan; State Takeover Statutes.......................36
  Section 5.19   Buyer Expenses....................................................37
  Section 5.20   Exclusivity of Representations....................................37

ARTICLE VI       COVENANTS AND AGREEMENTS..........................................37
  Section 6.1    Conduct of Business of the Company................................37
  Section 6.2    Conduct of Business of the Buyer..................................37
  Section 6.3    Registration Statement............................................38
  Section 6.4    Access to Information; Confidentiality............................39
  Section 6.5    No Solicitation...................................................39
  Section 6.6    Commercially Reasonable Efforts; Additional Actions...............40
  Section 6.7    Notification of Certain Matters...................................41
  Section 6.8    Public Announcements..............................................41
  Section 6.9    Stockholder Approval..............................................41
  Section 6.10   Resignations......................................................41
  Section 6.11   Indemnity With Respect to Brokers Fees............................42
  Section 6.12   Contingent Shares.................................................42
  Section 6.13   Elimination of Inter-Company Accounts and Certain Liabilities.....42
  Section 6.14   Conveyance Taxes..................................................43
  Section 6.15   Anti-Takeover Statute.............................................43
  Section 6.16   Stockholder Litigation............................................43
  Section 6.17   Post-Closing Access...............................................43
  Section 6.18   Trustee Notice....................................................43
  Section 6.19   CMAC Sub Incorporation; CMAC Merger...............................44
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  Section 6.20   Expenses; Indemnity...............................................44

ARTICLE VII      CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PARTIES TO CLOSE...44
  Section 7.1    Conditions Precedent to the Obligations of the Parties to Close...44
  Section 7.2    Additional Conditions Precedent to the Obligations of the
                 Buyer to Close....................................................45
  Section 7.3    Additional Conditions Precedent to the Obligations of the
                 Seller to Close...................................................46
  Section 7.4    Frustration of Closing Condition..................................48

ARTICLE VIII     TERMINATION OF AGREEMENT..........................................48
  Section 8.1    Termination.......................................................48
  Section 8.2    Notice of Termination; Effect of Termination......................49
  Section 8.3    No Claim Against Trust Fund.......................................49

ARTICLE IX       MISCELLANEOUS.....................................................49
  Section 9.1    Non-Survival of Representations and Warranties....................49
  Section 9.2    Notices...........................................................50
  Section 9.3    Interpretation....................................................51
  Section 9.4    Entire Agreement; Third-Party Beneficiaries.......................51
  Section 9.5    Severability......................................................51
  Section 9.6    Fees and Expenses.................................................51
  Section 9.7    Amendment.........................................................52
  Section 9.8    Extension; Waiver.................................................52
  Section 9.9    Other Remedies; Specific Performance..............................52
  Section 9.10   Governing Law; Jurisdiction.......................................53
  Section 9.11   Rules of Construction.............................................53
  Section 9.12   The Seller Disclosure Letter and Buyer Disclosure Letter..........53
  Section 9.13   Assignment........................................................54
  Section 9.14   Waiver of Jury Trial..............................................54
  Section 9.15   Counterparts......................................................54
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EXHIBITS:

Exhibit A         Founders Option
Exhibit B         Balance Sheet Rules
Exhibit C         Current Assets and Current Liabilities
Exhibit D         Performance Warrants
Exhibit E         Plan of Merger for CMAC Merger
Exhibit F         Area of Interest Agreement
Exhibit G         Registration Rights Agreement
Exhibit H         Amendment to Founders Registration Rights Agreement

                           STOCK PURCHASE AGREEMENT

         This STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made and entered into as of May 12, 2006, by and among Ivanhoe Energy Inc., a Yukon, Canada corporation (the "PARENT"), Sunwing Holding Corporation, a Barbados corporation and a wholly-owned subsidiary of the Parent (the "SELLER"), Sunwing Energy Ltd., a corporation organized under the laws of Bermuda and a wholly-owned subsidiary of the Seller (the "COMPANY"), and China Mineral Acquisition Corporation, a corporation organized under the laws of the State of Delaware ("CMAC").

                                   RECITALS

         WHEREAS, CMAC is a "blank check" company organized for the purpose of effecting a "Business Combination" (as defined in CMAC's amended and restated certificate of incorporation) with a company having its primary operations in the People's Republic of China ("PRC");

         WHEREAS, the Company conducts oil and gas exploration and production activities in the PRC through its wholly-owned subsidiaries, Sunwing
Management Ltd., a Hong Kong corporation, Sunwing Zitong Energy Ltd., a British Virgin Islands corporation, Pan-China Resources, Ltd., a British Virgin Islands corporation ("PAN-CHINA"), and Dagang Resources Ltd., a British Virgin Islands corporation and a wholly-owned subsidiary of Pan-China;

         WHEREAS, subject to the terms and conditions of this Agreement, CMAC will form a wholly-owned subsidiary pursuant to the corporate laws of the British Virgin Islands ("CMAC SUB") and CMAC will consummate a plan of merger, in the form attached hereto as EXHIBIT E (the "PLAN OF MERGER"), pursuant to which CMAC will be merged with and into CMAC Sub (the "CMAC MERGER") at the closing provided for hereunder and immediately prior to the consummation of the Stock Purchase (hereinafter defined) with CMAC Sub as the surviving entity (the "SURVIVING CORPORATION");

         WHEREAS, as of the date hereof the Seller is the sole record and beneficial owner of all of the issued and outstanding capital stock of the Company (the "SHARES");

         WHEREAS, immediately following the CMAC Merger, the Seller wishes to sell to the Surviving Corporation, and CMAC wishes that the Surviving Corporation purchase from the Seller, all of the Shares to effect a Business Combination upon the terms and subject to the conditions set forth in this Agreement (the "STOCK PURCHASE");

         WHEREAS, pursuant to CMAC's amended and restated certificate of incorporation, the Stock Purchase requires the approval of the holders of a majority of the outstanding shares of the CMAC's common stock, par value $0.0001 per share (the "CMAC COMMON STOCK"), in order to consummate the transactions contemplated hereby (provided that the holders of 20% or more in interest of such shares of CMAC Common Stock issued in connection with the initial public offering of CMAC Common Stock do

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                                                                             2


not perfect their conversion rights under CMAC's amended and restated certificate of incorporation);

         WHEREAS, Daniel Kunz, Dr. Simon Mu, Dr. Bing Zhao, Cui Guisheng and Ma Xiao (collectively, the "FOUNDERS") have each executed and delivered to the Seller an option agreement, substantially in the form attached hereto as EXHIBIT A, to be effective as of (and subject to the occurrence of) the closing provided for hereunder, granting the Seller an option to acquire, in the aggregate, 500,000 shares of Buyer Common Stock (hereinafter defined) at a price per share of $2.50 (as the same may be adjusted after the date hereof as a result of a stock split, stock dividend, combination, reclassification, recapitalization or other similar change with respect to the Buyer Common Stock) (the "FOUNDERS OPTION"); and

         WHEREAS, the parties to this Agreement desire to make certain representations, warranties, covenants and agreements in connection with the Stock Purchase and also to prescribe certain conditions to the Stock Purchase.

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.1       DEFINED TERMS.

         (a) For all purposes of this Agreement, the terms set forth below shall have the respective meanings set forth in this SECTION 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined).

         "ACTIONS" means any civil, criminal or administrative actions, suits, claims, hearings, investigations, reviews, inquiries or proceedings.

         "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such first Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

         "ANCILLARY AGREEMENTS" means the Plan of Merger, the Performance Warrants, the Area of Interest Agreement, the Registration Rights Agreement, the Amendment to Founders Registration Rights Agreement and such other documents that

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                                                                             3


are necessary in connection with the consummation of the transactions contemplated by this Agreement.

         "ASSUMED INDEBTEDNESS" means all Indebtedness of the Company and the Company Subsidiaries outstanding as of the close of business on the day immediately preceding the Closing Date, including all accrued interest thereon, if any; PROVIDED, however, that Assumed Indebtedness shall not include (A) any obligations under any performance bond or letter of credit to the extent undrawn or uncalled as of the close of business on the day immediately preceding the Closing Date, (B) any Indebtedness included in the calculation of Current Liabilities in the determination of Closing Working Capital, (C) any intercompany Indebtedness between the Company and/or any of the Company Subsidiaries or (D) any inter-company Indebtedness to be liquidated, eliminated and/or released pursuant to SECTION 6.13 hereof.

         "BALANCE SHEET RULES" means the accounting principles and assumptions set forth on EXHIBIT B.

         "BUSINESS DAY" means any day other than a Saturday, Sunday or U.S. federal or Canadian provincial holiday, and shall consist of the time period from 12:01 a.m. through 12:00 midnight Eastern time.

         "BUYER" means, prior to the consummation of the CMAC Merger, CMAC, and from and after the consummation of the CMAC Merger, the Surviving Corporation.

         "BUYER COMMON STOCK" means, prior to the consummation of the CMAC Merger, the CMAC Common Stock, and from and after the consummation of the CMAC Merger, the Surviving Corporation Ordinary Shares.

         "BUYER EXPENSES" means all legal, accounting, investment banking, brokerage, amounts owed to any Related Person, amounts necessary to pay for Taxes payable in respect of the period ending on the close of business on the day immediately preceding the Closing Date and other transaction fees and expenses incurred or to be paid by the Buyer, whether on its own behalf or on behalf of its stockholders, in connection with the transactions contemplated by this Agreement.

         "CLOSING WORKING CAPITAL" means the Working Capital as of the close of business on the day immediately preceding the Closing Date.

         "CODE" means the Internal Revenue Code of 1986, as amended (including any successor code), and the rules and regulations promulgated thereunder.

         "COMPANY FINANCIAL STATEMENTS" means (i) the audited consolidated balance sheets of the Company and the Company Subsidiaries as of December 31, 2004 and December 31, 2005, and the related audited consolidated statements of income, accumulated deficit and cash flows of the Company and the Company Subsidiaries for the years then ended, as certified by Deloitte & Touche LLP, independent chartered accountants, whose opinion thereon is included therewith, together with the notes and

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                                                                             4


schedules thereto (the "AUDITED FINANCIAL STATEMENTS") and (ii) the unaudited consolidated balance sheets of the Company and the Company Subsidiaries as of March 31, 2006 and the related unaudited consolidated statements of income, accumulated deficit and cash flows of the Company and the Company Subsidiaries for the three months ended March 31, 2006 (the "UNAUDITED FINANCIAL STATEMENTS").

         "COMPANY MATERIAL ADVERSE EFFECT" means any change, event, condition, circumstance, occurrence or effect (any such item, an "EFFECT") that, either individually or in the aggregate with all other Effects, is materially adverse to (x) the business, properties, assets, liabilities, condition (financial or otherwise) or results of operations of the Company taken as a whole with the Company Subsidiaries or (y) the validity or enforceability of this Agreement or the ability of the Seller to perform its obligations hereunder or to consummate the transactions contemplated by this Agreement in the manner contemplated hereby; PROVIDED, HOWEVER, that in no event shall any of the following be deemed to constitute, nor shall any of the following be taken into account in determining whether there has been or would reasonably expected to be, a Company Material Adverse Effect: (i) any Effect resulting from compliance with the terms and conditions of this Agreement; (ii) any Effect resulting from the announcement or pendency of the Stock Purchase;
(iii) any Effect resulting from changes affecting the worldwide economy or the economy or the capital markets in the United States, Canada or the PRC generally, or any of the industries in which the Company or the Company
Subsidiaries operate generally (to the extent the Company and the Company Subsidiaries are not disproportionately affected thereby); (iv) any Effect resulting from an outbreak or escalation of hostilities, acts of terrorism, political instability or other national or international calamity, crisis or emergency, or any governmental or other response to any of the foregoing, in each case whether or not involving the United States, Canada, or the PRC (to the extent the Company and the Company Subsidiaries are not disproportionately affected thereby); and (v) any Effect arising from any pending or threatened claim, action or proceeding arising out of or relating to the existence of this Agreement or the transactions contemplated hereby, including the Stock Purchase.

         "CONTRACT"   means   any   contract,    agreement,   lease,   binding
understanding, indenture, note, option, license or legally binding commitment, arrangement or undertaking.

         "CURRENT ASSETS" means, as of any date, the consolidated current assets of the Company, which current assets shall include only the line items set forth on EXHIBIT C attached hereto under the heading "Current Assets" and no other assets.

         "CURRENT LIABILITIES" means, as of any date, the consolidated current liabilities of the Company, which current liabilities shall include only the line items set forth on EXHIBIT C attached hereto under the heading "Current Liabilities" and no other liabilities.

         "DOMAIN NAME" means a combined alphanumeric second-level domain and alphanumeric top-level domain separated by a period, used to identify and locate a computer site on the Internet, and applications and reservations therefor.

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                                                                             5


         "EMPLOYEE" means any individual employed by the Company or any of the Company Subsidiaries.

         "ENVIRONMENTAL LAW" means any Legal Requirements regulating or relating to the protection of natural resources or the environment, including, without limitation, laws relating to contamination by and the use, generation, management, handling, transport, treatment, disposal, storage, release or threatened release of Hazardous Substances.

         "FOUNDERS REGISTRATION RIGHTS AGREEMENT" means that certain Registration Rights Agreement entered into by CMAC and the Founders in connection with CMAC's initial public offering (as amended, modified or supplemented from time to time).

         "GAAP"  means  the  United  States  generally   accepted   accounting
principles as in effect on the date hereof or for the period with respect to which such principles are applied.

         "GOVERNMENTAL ENTITY" means any international, national, federal, state, provincial, municipal or local governmental, regulatory or administrative authority, agency, commission, court, tribunal, arbitral body or self-regulatory entity, whether domestic or foreign.

         "HAZARDOUS SUBSTANCE" means any substance that: (i) is or contains asbestos, urea formaldehyde insulation, polychlorinated biphenyls, petroleum or petroleum products, radon gas, microbiological contamination or related materials, (ii) requires investigation or remedial action pursuant to any Environmental Law, or is defined, listed or identified as a "hazardous waste," "hazardous substance," "toxic substance" or words of similar import thereunder, or (iii) is regulated under any Environmental Law.

         "INDEBTEDNESS" means, of any Person, without duplication, (i) indebtedness for borrowed money or indebtedness issued or incurred in substitution or exchange for indebtedness for borrowed money, (ii) amounts owing as deferred purchase price for property or services, (iii) indebtedness evidenced by any note, bond, debenture, mortgage or other debt instrument or debt security, (iv) obligations under any interest rate, currency or other hedging agreement, (v) obligations under any performance bond or letter of credit, (vi) all capitalized lease obligations as determined under GAAP and
(vii) guarantees with respect to any indebtedness of any other Person of a type described in clauses (i) through (vi) above. For the avoidance of doubt, Indebtedness shall not include (A) any contingent payments associated with outstanding exploration commitments relating to the Zitong block and (B) any asset retirement costs with respect to oil and gas operations in the PRC associated with abandoning the field and restoring the site.

         "INTELLECTUAL PROPERTY" means all patents, patent applications, copyrights, copyright applications, Marks, trade secrets, know-how, software and Domain Names

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owned or filed by the  Company or any of the  Company  Subsidiaries  as of the
date of this Agreement.

         "IPO WARRANTS" means those warrants issued in connection with the initial public offering of the CMAC Common Stock, exercisable in respect of 8,000,000 shares of Buyer Common Stock following the consummation of a Business Combination at a price of $5.00 per share.

         "KNOWLEDGE OF THE BUYER" means with respect to any matter in question, the actual knowledge of any of the individuals identified in SECTION 1.1(a) of the Buyer Disclosure Letter.

         "KNOWLEDGE OF THE SELLER" means with respect to any matter in question, the actual knowledge of any of the individuals identified in SECTION 1.1(a) of the Seller Disclosure Letter.

         "LEGAL REQUIREMENTS" means any national, federal, state, provincial, local, foreign or other law, statute, constitution, principle of common law, ordinance, code, order, edict, decree, rule, regulation, ruling, judgment or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.

         "LIENS" means any liens, pledges, claims, charges, preemptive rights, mortgages, options, security interests or encumbrances of any kind.

         "MARKS" means trademarks, service marks, trade names, brand names, assumed names, trade dress, designs, logos, corporate names and other indicia of origin, whether registered or unregistered, and all registrations and applications therefor and the goodwill associated exclusively therewith.

         "ORDERS" means any orders, judgments, injunctions, awards, decrees or writs handed down, adopted or imposed by any Governmental Entity.

         "PERFORMANCE WARRANTS" means those warrants to purchase 2,000,000 shares of the Buyer Common Stock (as the same may be adjusted after the date hereof as a result of a stock split, stock dividend, combination, reclassification, recapitalization or other similar change with respect to the Buyer Common Stock), substantially in the form of EXHIBIT D, to be delivered to the Seller at the Closing pursuant to SECTION 2.4.

         "PERMITS"  means  permits,  licenses,   authorizations,   franchises,
variances, exemptions, certifications, registrations, orders and approvals from Governmental Entities.

         "PERSON" means any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

         "REPRESENTATIVES" means, when used with respect to the Buyer or the Seller, the directors, officers, employees, consultants, accountants, legal counsel, investment bankers, agents, financing sources and representatives of financing sources and other representatives of the Buyer or the Seller, as applicable, and its Subsidiaries.

         "SUBSIDIARY" means, when used with respect to any Person, any corporation or other organization, whether incorporated or unincorporated, at least a majority of the capital stock or other equity interests of which having by their terms ordinary voting power to elect a majority of the board of directors or other body performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such first Person or by any one or more of its Subsidiaries.

         "SURVIVING CORPORATION ORDINARY SHARES" means the ordinary shares, no par value, of the Surviving Corporation.

         "TAX" or "TAXES" means (i) any and all United States, Canada or PRC federal, state, provincial, local, foreign and other taxes, levies, fees, imposts, duties, and similar governmental charges (including any interest, fines, assessments, penalties or additions to tax imposed in connection therewith or with respect thereto), whether collected by withholding or otherwise, including (A) taxes imposed on, or measured by, income, franchise, profits or gross receipts, and (B) ad valorem, value added, capital gains, sales, goods and services, use, real or personal property, capital stock, license, branch, payroll, estimated withholding, employment, social security (or similar), unemployment, compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, transfer and gains taxes, and customs duties, and (ii) any transferee liability in respect of any items described in the foregoing clause (i).

         "TAX RETURNS" means any and all reports, returns, declarations, claims for refund, elections, disclosures, estimates, information reports or returns or statements required to be supplied to a taxing authority in connection with Taxes, including any information, schedule or attachment thereto or amendment thereof.

         "TRUST FUND" means the trust established pursuant to the Investment Management Trust Agreement, dated as of August 24, 2004, by and between the Buyer and Continental Stock Transfer & Trust Company.

         "WORKING CAPITAL" means, at any date, all Current Assets MINUS all Current Liabilities as of such date.

         "WORKING CAPITAL EXCESS" shall exist when (and shall be equal to the amount by which) the Working Capital Estimate exceeds $2,000,000.

         "WORKING CAPITAL SHORTFALL" shall exist when (and shall be equal to the amount by which) $2,000,000 exceeds the Working Capital Estimate.

         (b) The following additional capitalized terms are defined in the following Sections of this Agreement:

TERM                                                    SECTION
Accounting Firm......................................   Section 2.3(b)
Accredited Investor..................................   Section 4.4
Agreement............................................   Preamble
Anti-Takeover Statute................................   Section 6.15
Area of Interest Agreement...........................   Section 7.2(d)
Business Combination.................................   Recitals
Buyer Adjustment Amount..............................   Section 2.3(c)
Buyer Board Recommendation...........................   Section 5.2(a)
Buyer Disclosure Documents...........................   Section 5.13(a)
Buyer Disclosure Letter..............................   Section 9.12
Buyer Financial Statements...........................   Section 5.4(a)
Buyer Reports........................................   Section 5.4(a)
Closing..............................................   Section 2.1
Closing Date.........................................   Section 2.1
CMA Share Valuation..................................   Section 2.2(b)(ii)
CMA Stock Consideration..............................   Section 2.2(b)(iii)
CMAC.................................................   Preamble
CMAC Common Stock....................................   Recitals
CMAC Merger..........................................   Recitals
CMAC Sub.............................................   Recitals
Company..............................................   Preamble
Company Material Contract............................   Section 3.12
Company Permits......................................   Section 3.9(b)
Company Subsidiaries.................................   Section 3.4(a)
Confidentiality Agreement............................   Section 6.4(b)
Contingent Shares....................................   Section 6.12
Deemed Sunwing Value.................................   Section 2.2(b)(iv)
Estimated Assumed Indebtedness Amount................   Section 2.2(d)
Estimated Deemed Sunwing Value.......................   Section 2.2(b)(v)
Evaluation Material..................................   Section 6.4(b)
Exchange Act.........................................   Section 5.4(a)
Final Assumed Indebtedness...........................   Section 2.3(c)
Final Working Capital................................   Section 2.3(c)
Founders.............................................   Recitals
Founders Option......................................   Recitals
GGK..................................................   Section 5.4(a)
Insurance Policies...................................   Section 3.15
Leased Real Property.................................   Section 3.11(a)
Necessary Consents and Filings.......................   Section 5.2(d)

TERM                                                    SECTION
Notice of Disagreement...............................   Section 2.3(b)
Organizational Documents.............................   Section 3.1(b)
Outside Date.........................................   Section 8.1(b)(ii)
Owned Real Property..................................   Section 3.11(a)
Pan-China............................................   Recitals
Parent...............................................   Preamble
Plan of Merger.......................................   Recitals
PRC..................................................   Recitals
Proxy Statement......................................   Section 5.2(c)(i)
Real Property........................................   Section 3.11(a)
Registration Rights Agreement........................   Section 7.3(h)
Registration Statement...............................   Section 5.2(c)(i)
Requisite Buyer Vote.................................   Section 5.12
SEC..................................................   Section 5.2(c)(i)
Securities Act.......................................   Section 5.4(a)
Seller...............................................   Preamble
Seller Adjustment Amount.............................   Section 2.3(c)
Seller Disclosure Letter.............................   Section 9.12
Shares...............................................   Recitals
SOXA.................................................   Section 5.4(a)
Statement............................................   Section 2.3(a)
Stock Purchase.......................................   Recitals
Stockholders' Meeting................................   Section 5.2(c)(i)
Surviving Corporation................................   Recitals
Underwriter Option...................................   Section 5.3(a)(iii)
Unit                                                    Section 5.3(a)(iii)
Working Capital Estimate.............................   Section 2.2(d)


                                  ARTICLE II

                  PURCHASE AND SALE OF SHARES; PURCHASE PRICE

         Section 2.1 CLOSING; CLOSING DATE. Subject to the satisfaction or waiver of all of the conditions to closing contained in ARTICLE VII, the closing of the Stock Purchase (the "CLOSING") shall take place (a) at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York, at 10:00 a.m. no later than three Business Days after the day on which the last of those conditions (other than any conditions that by their nature are to be satisfied at the Closing) is satisfied or waived in accordance with this Agreement or (b) at such other place and time or on such other date as the Buyer and the Seller may agree in writing. The date on which the Closing occurs is referred to as the "CLOSING DATE."

         Section 2.2       PURCHASE AND SALE OF THE SHARES.

         (a) At the Closing, upon the terms and subject to the conditions of this Agreement, the Seller shall sell to the Buyer, and the Buyer shall purchase from the Seller, all of the Shares for consideration consisting, in the aggregate, of the CMA Stock Consideration, the Performance Warrants and, if the condition precedent to the issuance thereof is satisfied, the Contingent Shares.

         (b)      For purposes of this Agreement:

                  (i) "ADJUSTED ESCROWED CASH" shall mean the aggregate amount of cash held in the Trust Fund as of the close of business on the day immediately preceding the Closing Date MINUS the aggregate amount of Buyer Expenses (which, for the avoidance of doubt, shall be the actual amount of Buyer Expenses incurred or payable by the Buyer in connection with the transactions contemplated by this Agreement without any limitation for amounts set forth in SECTION 5.19 of the Buyer Disclosure Letter);

                  (ii)     "CMA  SHARE   VALUATION"   shall  mean  the  amount
obtained by DIVIDING (A) the Adjusted Escrowed Cash BY (B) 4,000,000 (i.e., the number of shares of CMAC Common Stock sold pursuant to CMAC's initial public offering, as the same may be adjusted after the date hereof as a result of a stock split, stock dividend, combination, reclassification, recapitalization or other similar change with respect to the Buyer Common Stock);

                  (iii) "CMA STOCK CONSIDERATION" shall mean that number (rounded to the nearest whole number) of fully paid and non-assessable shares of Buyer Common Stock obtained by DIVIDING (i) the Deemed Sunwing Value BY
(ii) the CMA Share Valuation;

                  (iv) "DEEMED SUNWING VALUE" shall mean the Estimated Deemed Sunwing Value, as the same may be adjusted following the Closing pursuant to SECTION 2.3; and

                  (v)      "ESTIMATED DEEMED SUNWING VALUE" shall mean:

                           (A)     $100,000,000,

                           PLUS

                           (B)     the Working Capital Excess, if any;

                           MINUS

                           (C)     the sum of:

                                   (1)      the Estimated Assumed Indebtedness
                                            Amount; and

                                   (2)      the Working Capital Shortfall,
                                            if any.

         (c) If, prior to the Closing, the Buyer (i) declares, or establishes a record date for, a stock dividend or other distribution payable in (x) shares of Buyer Common Stock, (y) securities convertible or exchangeable into or exercisable for shares of Buyer Common Stock or (z) any other securities or (ii) effects a stock split (including a reverse stock split), reclassification, recapitalization, combination or other similar change with respect to the Buyer Common Stock, then the CMA Stock Consideration shall be equitably adjusted to eliminate the effects of that stock dividend, distribution, stock split, reclassification, recapitalization, combination or other change.

         (d) At least three (3) Business Days prior to the Closing Date, the Chief Financial Officer of the Company shall deliver to the Buyer a good faith estimate of (i) Closing Working Capital prepared in accordance with the Balance Sheet Rules and the resulting Working Capital Excess or Working Capital Shortfall (the "WORKING CAPITAL ESTIMATE") and (ii) the amount of Assumed Indebtedness prepared in accordance with the Balance Sheet Rules (the "ESTIMATED ASSUMED INDEBTEDNESS AMOUNT"), in each case reasonably satisfactory to the Buyer.

         Section 2.3       PURCHASE PRICE ADJUSTMENT.

         (a) Within forty-five (45) days after the Closing Date, the Seller shall deliver to the Buyer a statement (the "STATEMENT") of the Closing Working Capital and the Assumed Indebtedness, in each case prepared in accordance with the Balance Sheet Rules.

         (b) The Statement shall become final and binding upon the parties on the thirtieth (30th) day following the date on which the Statement was delivered to the Buyer, unless the Buyer delivers written notice of its disagreement with the Statement (a "NOTICE OF DISAGREEMENT") to the Seller prior to such date. Any Notice of Disagreement shall (i) specify in reasonable detail the nature of any disagreement so asserted and (ii) only include good faith disagreements based on Closing Working Capital and/or Assumed Indebtedness not being calculated in accordance with the Balance Sheet Rules. If a Notice of Disagreement is received by the Seller in a timely manner, then the Statement (as revised in accordance with this sentence) shall become final and binding upon the Seller and the Buyer on the earlier of (A) the date the Seller and the Buyer resolve in writing any differences they have with respect to the matters specified in the Notice of Disagreement and (B) the date any disputed matters are finally resolved in writing by the Accounting Firm. During the 14-day period following the delivery of a Notice of Disagreement, the Seller and the Buyer shall seek in good faith to resolve in writing any differences that they may have with respect to the matters specified in the Notice of Disagreement. If at the end of such 14-day period the Seller and the Buyer have not resolved in writing the matters specified in the Notice of Disagreement, the Seller and the Buyer shall submit to an independent accounting firm (the "ACCOUNTING FIRM") for arbitration, in accordance with the standards set forth in this SECTION 2.3, only matters that remain in dispute. The Accounting Firm shall be PricewaterhouseCoopers LLP or, if such firm is unable or unwilling to act, such other nationally recognized independent public accounting firm as shall be agreed upon by the Seller and the Buyer in writing. The Seller and the Buyer shall use reasonable efforts to cause the Accounting Firm to render a written decision resolving the matters submitted to the Accounting Firm within thirty (30) days of the receipt of such submission. The scope of the disputes to be resolved by the Accounting Firm shall be limited to fixing mathematical errors and determining whether the items in dispute were determined in accordance with the Balance Sheet Rules and the Accounting Firm is not to make any other determination, including any determination as to whether the Working Capital Estimate or the Estimated Assumed Indebtedness Amount are correct. The Accounting Firm's decision shall be based solely on written submissions by the Seller and the Buyer and their respective representatives and not by independent review and shall be final and binding on all of the parties hereto. The Accounting Firm may not assign a value greater than the greatest value for such item claimed by either party or smaller than the smallest value for such item claimed by either party. Judgment may be entered upon the determination of the Accounting Firm in any court having jurisdiction over the party against which such determination is to be enforced. The fees and expenses of the Accounting Firm incurred pursuant to this SECTION 2.3 shall be borne by the Buyer and the Seller equally.

         (c) For the purposes of this Agreement, "FINAL WORKING CAPITAL" means the Closing Working Capital and "FINAL ASSUMED Indebtedness" means the Assumed Indebtedness, in each case as finally agreed or determined in accordance with SECTION 2.3(b). The Deemed Sunwing Value shall be increased (any such increase, the "SELLER ADJUSTMENT AMOUNT") by the SUM of (i) the amount, if any, that the Final Working Capital exceeds the Working Capital Estimate and (ii) the amount, if any, that the Estimated Assumed Indebtedness Amount exceeds the Final Assumed Indebtedness. The Deemed Sunwing Value shall be decreased (any such decrease, the "BUYER ADJUSTMENT AMOUNT") by the SUM of
(i) the amount, if any that the Working Capital Estimate exceeds the Final Working Capital and (ii) the amount, if any, that the Final Assumed Indebtedness exceeds the Estimated Assumed Indebtedness Amount. If the Sellers Adjustment Amount exceeds the Buyer Adjustment Amount, the Buyer shall, within five Business Days after the Final Working Capital and the Final Assumed Indebtedness are determined, issue additional shares of Buyer Common Stock to the Seller having a value (as determined in accordance with the last sentence of this SECTION 2.3(c)) in the amount of any such excess (rounded to the nearest whole number). If the Buyer Adjustment Amount exceeds the Sellers Adjustment Amount, the Seller shall within five Business Days after the Final Working Capital and the Final Assumed Indebtedness are determined, deliver shares of Buyer Common Stock to the Buyer having a value (as determined in accordance with the last sentence of this SECTION 2.3(c)) in the amount of any such excess (rounded to the nearest whole number). Any shares of Buyer Common Stock to be issued by the Buyer or delivered by the Seller, as the case may be, pursuant to this SECTION 2.3(c) shall be valued at the CMA Share Valuation (as the same shall be adjusted as a result of a stock split, stock dividend, combination, reclassification, recapitalization or other similar change with respect to the Buyer Common Stock).

         (d) During the period of time from and after the Closing Date through the final determination and payment/delivery of Closing Working
Capital and Assumed Indebtedness in accordance with this SECTION 2.3, the Company shall afford the Buyer and any accountants, counsel or financial advisers retained by Buyer in connection with the review of Closing Working Capital and Assumed Indebtedness in accordance with this SECTION 2.3, access during normal business hours upon reasonable advance notice to all the properties, books, contracts, personnel, representatives and records of the Company and such representatives relevant to the review of the Statement and the determination of Closing Working Capital and Assumed Indebtedness in accordance with this SECTION 2.3.

         (e) During the period of time from and after the Closing Date through the date the Seller provides the Statement to the Buyer in accordance with this SECTION 2.3, the Company shall afford the Seller and any accountants, counsel or financial advisers retained by Seller in connection with the preparation of the Statement, access during normal business hours upon reasonable advance notice to all the properties, books, contracts, personnel, representatives and records of the Company and such representatives relevant to the preparation of the Statement in accordance with this SECTION 2.3.

         Section 2.4       DELIVERIES AT CLOSING.

         (a) At the Closing, the Buyer shall deliver, or cause to be delivered, to the Seller:

                  (i)      certificates    representing    the    CMA    Stock
Consideration registered in the name of the Seller;

                  (ii)     the Performance Warrants;

                  (iii) resignation letters signed by each of the directors and officers of CMAC and CMAC Sub, effective as of the Closing Date, as described in SECTION 6.13;

                  (iv)     the  officer's  certificate  referenced  in SECTION
7.3(C), dated the Closing Date, of an appropriate officer of the Buyer, certifying as to compliance by the Buyer with SECTIONS 7.3(a) and 7.3(b);

                  (v) a certificate of the Secretary of the Buyer certifying resolutions of its board of directors approving and authorizing the execution, delivery and performance of this Agreement by it and the Ancillary Agreements to which the Buyer is a party and the consummation by it of the transactions described in this Agreement and the Ancillary Agreements (together with an incumbency and signature certificate regarding the officer signing on behalf of the Buyer);

                  (vi) a certificate signed by a duly authorized officer of the Buyer complying with the requirements of Section 1445 and Treasury Regulations thereunder stating that the Buyer has not been a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code at any time during the five-year period ending on the date hereof; and

                 (vii) such other documents and instruments as may be reasonably required to consummate the transactions described in this Agreement and the Ancillary Agreements.

         (b) At the Closing, the Seller shall deliver, or cause to be delivered, to the Buyer:

                  (i) the stock certificate representing the Shares, duly endorsed in blank or accompanied by a stock power duly executed in blank attached in proper form for transfer;

                  (ii) the officer's certificates referenced in SECTION 7.2(c), dated the Closing Date, of an appropriate officer of the Seller certifying as to the compliance by the Seller with SECTIONS 7.2(a) and 7.2(b);

                  (iii) the officer's certificates referenced in SECTION 7.2(c), dated the Closing Date, of an appropriate officer of the Parent certifying as to the compliance by the Parent with SECTIONS 7.2(a) and 7.2(b);

                  (iv) the officer's certificates referenced in SECTION 7.2(c), dated the Closing Date, of an appropriate officer of the Company certifying as to the compliance by the Company with SECTION 7.2(b), as applicable;

                  (v) certificates of the Secretary of the Seller, the Secretary of the Parent and the Secretary of the Company certifying resolutions of the board of directors of the Seller, the Parent and the Company, respectively, approving and authorizing the execution, delivery and performance by them of this Agreement and the Ancillary Agreements to which the Seller, the Parent or the Company, as applicable, are a party and the consummation by the Seller, the Parent and the Company of the transactions described in this Agreement and the Ancillary Agreements (together with an incumbency and signature certificate regarding the officer signing on behalf of the Seller, the Parent and the Company); and

                  (vi) such other documents and instruments as may be reasonably required to consummate the transactions described in this Agreement and the Ancillary Agreements.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                  OF THE SELLER AND PARENT AS TO THE COMPANY

         The Seller and the Parent represent and warrant to the Buyer as follows:

         Section 3.1       ORGANIZATION; STANDING AND POWER; CHARTER DOCUMENTS.

         (a) ORGANIZATION; STANDING AND POWER. Each of the Company and the Company Subsidiaries is a corporation duly organized, validly existing and in good standing (to the extent such concept is recognized) under the laws of the jurisdiction of its organization except where the failure to be so incorporated, existing and in good standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has all necessary corporate power and authority to enter into this Agreement and the Ancillary Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The Company and the Company Subsidiaries have the requisite power and authority to own, lease and operate their assets and properties and to carry on their business as now being conducted.

         (b) CHARTER DOCUMENTS. The Company has delivered to the Buyer a correct and complete copy of the certificate of incorporation and by-laws, or similar organizational documents, of the Company and the Company Subsidiaries, each as amended to date (collectively, the "ORGANIZATIONAL DOCUMENTS"). Each such instrument is in full force and effect. Neither the Company nor any of the Company Subsidiaries is in violation of its respective Organizational Documents, except for immaterial violations.

         Section 3.2       AUTHORITY; NON CONTRAVENTION; NECESSARY CONSENTS AND
FILINGS.

         (a) AUTHORITY. The Company has all requisite organizational authority and power to execute, deliver and perform this Agreement and the Ancillary Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of the Company and no other proceedings on the part of the Company are necessary to authorize the execution and delivery and performance of this Agreement and such Ancillary Agreements by the Company. The Company has duly and validly executed and delivered this Agreement and has duly and validly executed and delivered (or prior to or at the Closing shall duly and validly execute and deliver) the Ancillary Agreements to which it is a party. Assuming due authorization, execution and delivery by the other parties thereto, this
Agreement constitutes, and upon execution and delivery the Ancillary Agreements to which the Company is a party shall constitute, legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by: (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies; and (ii) general principles of equity.

         (b) NON CONTRAVENTION. The execution and delivery by the Company of this Agreement and the Ancillary Agreements to which it is a party, and the performance by the Company of the transactions contemplated by this Agreement and such Ancillary Agreements in accordance with their terms, will not (i) conflict with or result in any breach of any provision of the Company's Organizational Documents, (ii) require any consent, approval or notice under, or conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, or give rise to any right of termination, revocation, amendment or acceleration under any Company Permit or any Contract to which the Company or any of the Company Subsidiaries is a party or by which any of them or the material assets of the Company or any of the Company Subsidiaries are bound, or require any offer to purchase or any prepayment of any Indebtedness or similar obligation outstanding, (iii) violate in any material respect any material Legal
Requirements applicable to the Company or any of the Company Subsidiaries or by which any of the material assets of the Company or any of the Company Subsidiaries are bound, or (iv) cause the creation or imposition of any Liens on any material asset of the Company or any of the Company Subsidiaries; PROVIDED, HOWEVER, that no representation or warranty is made in the foregoing clauses (ii) and (iv) with respect to matters that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

         (c) NECESSARY CONSENTS AND FILINGS. No consent, approval or authorization of, or registration, declaration or filing with, or notice to, any Governmental Entity is required to be obtained or made by the Company in connection with the execution, performance and delivery of this Agreement and the Ancillary Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby, except for (i) those listed in
SECTION 3.2(c) of the Seller Disclosure Letter, (ii) the Necessary Consents and Filings and (iii) such other consents, approvals, authorizations, registrations, declarations and filings which if not obtained or made would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

         Section 3.3 CAPITALIZATION. SECTION 3.3 of the Seller Disclosure Letter sets forth a complete and accurate list of the authorized, issued and outstanding capital stock of the Company as of the date hereof. There are no other shares of capital stock or other equity securities of the Company authorized, issued, reserved for issuance or outstanding and no outstanding or authorized options, warrants, convertible or exchangeable securities, subscriptions, rights (including any preemptive rights), calls or commitments of any character whatsoever, relating to the capital stock of, or other equity or voting interest in, the Company, to which the Company is a party or is bound requiring the issuance, delivery or sale of shares of capital stock of the Company. There are no Contracts to which the Company or any of its Affiliates is a party or by which it is bound to (x) repurchase, redeem or otherwise acquire any shares of capital stock of, or other equity or voting interest in, the Company or (y) except for this Agreement, dispose of any shares of capital stock of, or other equity or voting interest in, the Company. There are no irrevocable proxies and no voting agreements with respect to any shares of capital stock of, or other equity or voting interest in, the Company. All of the issued and outstanding shares of capital stock of the Company as of the date hereof are duly authorized, validly issued, fully paid and non-assessable and free of any preemptive rights in respect thereto.

         Section 3.4       SUBSIDIARIES.

         (a)

                  SECTION 3.4(A) of the Seller Disclosure Letter sets forth a complete and accurate list of the name and jurisdiction of organization of each Subsidiary of the Company (collectively, the "COMPANY SUBSIDIARIES") and
the  authorized,   issued  and
outstanding capital stock of each Company Subsidiary as of the date hereof. The outstanding shares of capital stock of each Company Subsidiary are duly authorized, validly issued, fully paid and non-assessable and free of any preemptive rights in respect thereto and, except as set forth in SECTION 3.4(A) of the Seller Disclosure Letter, are owned, of record and beneficially, by the Company, directly or through one or more Company Subsidiaries, free and clear of any Liens other than such Liens as are set forth in SECTION 3.4(a) of the Seller Disclosure Letter. Except as set forth in SECTION 3.4(a) of the Seller Disclosure Letter, there are no other shares of capital stock or other equity securities of any Company Subsidiary authorized, issued, reserved for issuance or outstanding and no outstanding or authorized options, warrants, convertible or exchangeable securities, subscriptions, rights (including any preemptive rights), calls or commitments of any character whatsoever, relating to the capital stock of, or other equity or voting interest in, any Company Subsidiary, to which the Company Subsidiaries are a party or is bound requiring the issuance, delivery or sale of shares of capital stock of any of the Company Subsidiaries. Except as set forth in SECTION 3.4(a) of the Seller Disclosure Letter, there are no Contracts to which the Company or any of the Company Subsidiaries is a party or by which they are bound to (i) repurchase, redeem or otherwise acquire any shares of the capital stock of, or other equity or voting interest in, any Company Subsidiary or (ii) dispose of any shares of the capital stock of, or other equity or voting interest in, any Company Subsidiary. Except as set forth in SECTION 3.4(a) of the Seller Disclosure Letter, there are no irrevocable proxies and no voting agreements with respect to any shares of the capital stock of, or other equity or voting interest in, any Company Subsidiary.

         (b) Neither the Company nor any Company Subsidiary owns, directly or indirectly, any capital stock of, or other equity, ownership, proprietary or voting interest in, any Person except as set forth in SECTION 3.4(b) of the Seller Disclosure Letter.

         Section 3.5       FINANCIAL STATEMENTS; NO UNDISCLOSED MATERIAL
LIABILITIES.

         (a) The Seller has furnished copies of the Company Financial Statements to the Buyer. The consolidated balance sheets included in the Company Financial Statements fairly present, in all material respects, the consolidated financial position of the Company and the Company Subsidiaries as of their respective dates, and the other related statements included in the Company Financial Statements fairly present, in all material respects, the results of their consolidated operations and cash flows for the periods indicated, in each case in accordance with GAAP applied on a consistent basis, with only such deviations from such accounting principles and/or their consistent application as are referred to in the notes to the Company Financial Statements and subject, in the case of the Unaudited Financial Statements, to normal year-end audit adjustments and the absence of related notes. The Company Financial Statements, including the footnotes thereto, have been prepared from the books and records of the Company and have been prepared in accordance with GAAP consistently applied.

         (b) Except (i) as set forth in SECTION 3.5 of the Seller Disclosure Letter, (ii) as reflected on or accrued or reserved against in the Company Financial Statements for the fiscal periods ended December 31, 2005 and March 31, 2006 (or reflected in the notes thereto, if any), (iii) for liabilities incurred in the ordinary course of business since December 31, 2005, and (iv) other liabilities that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and the Company Subsidiaries do not have any liabilities that are required by GAAP to be reflected or reserved against in a consolidated balance sheet of the Company. Except as set forth in the Audited Financial Statements, neither the Company nor any of the Company Subsidiaries maintain any "off-balance sheet arrangement" within the meaning of Item 303 of Regulation S-K promulgated under the Exchange Act.

         Section 3.6 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth in SECTION 3.6 of the Seller Disclosure Letter, since December 31, 2005, there has not been any Company Material Adverse Effect, nor has there been any change, event, condition, circumstance, occurrence or effect that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and (b) since December 31, neither the Company nor any of the Company Subsidiaries has taken any action that would have been prohibited had SECTION 6.1 been in effect as of January 1, 2006.

         Section 3.7 TAXES. Except as set forth in SECTION 3.7 of the Seller Disclosure Letter:

         (a) The Company and the Company Subsidiaries have timely filed (within any applicable extensions) all material Tax Returns required to be filed. All of such Tax Returns are true, complete and correct in all material respects.

         (b) The Company and the Company Subsidiaries have timely paid all material Taxes due, whether or not shown on any Tax Return, other than Taxes being contested in good faith by appropriate proceedings for which adequate reserves have been provided. Any deficiencies for material Taxes asserted or assessed in writing against the Company or any of the Company Subsidiaries have been fully and timely paid. The Company and the Company Subsidiaries have made adequate provision for any Taxes that are not yet due and payable for all taxable periods or portions thereof through the date of this Agreement.

         (c) The Company and the Company Subsidiaries have made available to the Buyer correct and complete copies of all material Tax Returns, examination reports and statements of deficiencies for taxable periods for which the applicable statutory periods of limitation have not expired.

         (d) There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection, assessment or reassessment of, material Taxes due from the Company or any of the Company Subsidiaries for any taxable period and no request for any such waiver or extension is currently pending.

         (e) No audit or other proceeding by any Governmental Entity is pending with respect to any material Taxes due from or with respect to the Company or any of the Company Subsidiaries. No Governmental Entity has given written notice of its intention to assert any deficiency or claim for additional material Taxes or proposed any adjustment to any material Tax Returns against the Company or any of the Company Subsidiaries.

         (f) There are no Liens for material Taxes upon the Shares or the assets of the Company or the Company Subsidiaries, except for Liens for current Taxes not yet due.

         (g) As of the Closing Date, neither the Company nor any of the Company Subsidiaries will be a party to any Contract relating to the sharing, allocation or indemnification of material Taxes or has any liability for material Taxes of any Person other than the Company or any of the Company Subsidiaries.

         Section 3.8       INTELLECTUAL PROPERTY.

         (a) The Company and each of the Company Subsidiaries owns or has the right to use all material Intellectual Property necessary to conduct the business of the Company and the Company Subsidiaries as presently conducted. To the Knowledge of the Seller, all of the Company's and the Company Subsidiaries' rights in the material Intellectual Property owned or purportedly owned by the Company or the Company Subsidiaries are valid and enforceable.

         (b) Since January 1, 2005, neither the Company nor any of the Company Subsidiaries has been a party to any claim, action or proceeding nor has any claim, action or proceeding been threatened in writing, that challenges the Company's or one of the Company Subsidiaries' ownership or right to use any of the Intellectual Property that is necessary to conduct the business of the Company and the Company Subsidiaries as presently conducted, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

         (c) To the Knowledge of the Seller, neither the Company nor any of the Company Subsidiaries is infringing in any material respect upon the intellectual property rights of any third party. To the Knowledge of the Seller, no Person is materially infringing upon or otherwise violating in any material respect the Intellectual Property rights of the Company or any of the Company Subsidiaries.

         Section 3.9       COMPLIANCE; PERMITS. Except as set forth in SECTION
3.9 of the Seller Disclosure Letter:

         (a) COMPLIANCE. Neither the Company nor any of the Company Subsidiaries is in conflict with, or in default or violation of, any Legal Requirement applicable to the Company or any of the Company Subsidiaries except for such conflicts, defaults or violations as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No investigation or review by any Governmental Entity is pending or has been threatened in writing against the Company or any of the Company Subsidiaries and no written notice has been received by the

Company or the Company Subsidiaries alleging or inquiring about an alleged or suspected violation of any Legal Requirements (and regulatory fees and surcharges imposed thereunder) applicable to the Company or any of the Company Subsidiaries, except for such investigations or reviews as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the Knowledge of the Seller, no event has occurred that, with the giving of notice, the passage of time, or both, would constitute  grounds  for a  violation  or  order  with  respect  to any  Legal
Requirements (and regulatory fees and surcharges imposed thereunder) applicable to the Company or any of the Company Subsidiaries, except for such events as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Notwithstanding anything to the contrary contained in this SECTION 3.9(a), the representations and warranties contained in this Section shall not be deemed applicable to any representations or warranties regarding compliance with laws as may be addressed in SECTIONS 3.7 (Taxes) and 3.13 (Environmental Matters).

         (b) PERMITS. The Company and the Company Subsidiaries hold all Permits from any Governmental Entity that regulates the business of the Company and the Company Subsidiaries that are required for the operation of the business of the Company and the Company Subsidiaries as now conducted, other than any such Permits the absence of which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect (the "COMPANY PERMITS"). All of the Company Permits existing on the date hereof were duly obtained and are, valid and in full force and effect, unimpaired by any material condition, except those conditions that may be contained within the terms of such Company Permits. No Governmental Entity is claiming or, to the Knowledge of the Seller, is threatening to claim that the Company or any of the Company Subsidiaries is not in compliance in all material respects with the material terms and conditions of a Company Permit. No action by or before any Governmental Entity is pending or, to the Knowledge of the Seller, threatened in which the requested remedy is (i) the revocation, suspension, cancellation, rescission or modification or refusal to renew any of the Company Permits, or (ii) material fines and/or forfeitures.

         Section 3.10 LITIGATION. Except as set forth in SECTION 3.10 of the Seller Disclosure Letter, (a) there are no material claims, actions, suits or legal, regulatory or administrative proceedings or investigations pending or threatened in writing against the Company or any of the Company Subsidiaries or any material portion of the consolidated assets of the Company and the Company Subsidiaries and (b) neither the Company nor any of the Company Subsidiaries is subject to any material Order, and the Seller is not aware, as of the date hereof, of a valid basis for any such action.

         Section 3.11      REAL ESTATE.

         (a) The Company and each of the Company Subsidiaries has (i) good and marketable title to all real property owned by the Company or any of the Company Subsidiaries (the "OWNED REAL PROPERTY") and (ii) valid and binding leasehold interests in all of the leases and subleases under which the Company or any of the Company Subsidiaries uses or occupies any real property (the "LEASED REAL Property", and together with the Owned Real Property, the "REAL PROPERTY"), subject in each case only to Liens that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. SECTION 3.11 of the Seller
Disclosure Letter includes a list and brief description of all of the Real Property as of the date of this Agreement.

         (b) Since January 1, 2005, there has been no damage by fire or other casualty affecting the Real Property for which adequate insurance coverage (subject to customary deductibles) is not available or which has not heretofore been repaired or restored. To the Knowledge of the Seller, since January 1, 2005, there has been no pending, threatened or contemplated condemnation proceeding affecting any material portion of the Real Property or any sale or other disposition of a material portion of the Real Property in lieu of condemnation, and the Company has not received any written notice thereof.

         Section 3.12      MATERIAL  CONTRACTS  Except as set forth in SECTION
3.12 of the Seller Disclosure Letter, as of the date hereof there is no Contract that is material to the business, properties, assets, financial condition or results of operations of the Company and the Company Subsidiaries taken as a whole (any such contract, agreement or understanding, a "COMPANY MATERIAL CONTRACT"). Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date hereof each Company Material Contract is a valid and binding obligation of the Company or one of the Company Subsidiaries and is in full force and effect and enforceable against the Company or one of the Company Subsidiaries and, to the Knowledge of the Seller, the other party or parties thereto, in each case in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and is subject to general principles of equity. Except to the extent any of the following would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date hereof neither the Company nor any of the Company Subsidiaries is in violation or breach of or in default (with or without notice or the lapse of time or both) under any Company Material Contract, nor to the Company's Knowledge is any other party to any such Company Material Contract. As of the date hereof, no party to any Company Material Contract has informed the Company in writing that it intends to terminate or materially modify the terms of any such Company Material Contract.

         Section 3.13      ENVIRONMENTAL  MATTERS.  Except  as  set  forth  in
SECTION 3.13 of the Seller Disclosure Letter or as would not reasonably be expected to have a Company Material Adverse Effect, (a) the Company and the Company Subsidiaries are and have been in compliance with all applicable Environmental Laws, and have obtained and are in compliance with all Permits required under Environmental Laws, all of which to the Knowledge of the Seller are in full force and effect as of the date of this Agreement; (b) no notice of violation, notification of liability or request for information has been received by the Company or any of the Company Subsidiaries arising out of any Environmental Law; (c) there is no Order, claim, action or proceeding pending or, to the Knowledge of the Seller, threatened in writing against the Company or any of the

Company Subsidiaries pursuant to Environmental Laws, and the Seller is not aware, as of the date hereof, of a valid basis therefor; and (d) the Company is not otherwise subject to any liabilities under Environmental Laws. The representations and warranties set forth in this SECTION 3.13 are the exclusive representations and warranties made by the Company with respect to matters arising under or pursuant to Environmental Laws.

         Section 3.14 EMPLOYEE BENEFIT PLANS. The Company and the Company Subsidiaries do not maintain, sponsor or contribute to any retirement plan or group medical plan to which any Employee or former employee of the Company or any Company Subsidiary has any present or future right to material benefits or under which the Company or any Company Subsidiary has any present or future material liability.

         Section 3.15 INSURANCE. The Seller maintains insurance for the properties and assets of the Company and the Company Subsidiaries of the type and in an amount that is customary for the industry and business of the Company and the Company Subsidiaries, taken as a whole. All material insurance policies (the "INSURANCE POLICIES") with respect to the properties, assets, or business of the Company and the Company Subsidiaries are in full force and effect and all premiums due and payable thereon have been paid in full.
SECTION 3.15 of the Seller Disclosure Letter includes a list of all Insurance Policies. Neither the Company nor any of the Company Subsidiaries has received written notice of cancellation or non-renewal of any material Insurance Policy.

         Section 3.16 SUFFICIENCY OF THE ASSETS. The property and assets owned and leased by the Company and each of the Company Subsidiaries include all material rights, assets and property necessary for the conduct of the business currently being conducted by the Company and each of the Company Subsidiaries.

         Section 3.17 REGISTRATION STATEMENT. None of the information with respect to the Company or any of the Company Subsidiaries or Affiliates of the Company that the Company furnishes to the Buyer for use in any document required to be filed by the Buyer with the SEC or required to be distributed or otherwise disseminated to the Buyer's stockholders in connection with the transactions contemplated by this Agreement, including the Registration Statement (which will include the Proxy Statement), at the time of the filing thereof, at the time of any distribution or dissemination thereof and at the time the stockholders of the Buyer vote on approval of the transactions contemplated by this Agreement, will contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

         Section 3.18 TRANSACTIONS BETWEEN THE COMPANY AND THE PARENT OR SELLER. Except as set forth on SECTION 3.18 of the Seller Disclosure Letter, there are no Contracts between the Company or any of the Company Subsidiaries, on the one hand, and the Parent or the Seller or any of their respective Subsidiaries (excluding the Company and the Company Subsidiaries) or any of their respective directors or officers, on the other hand, that require any payments from the Company or any of the Company Subsidiaries, on the one hand, to the Parent or the Seller or any of their respective

Subsidiaries (excluding the Company and the Company Subsidiaries) or any of their respective directors or officers, on the other hand.

         Section 3.19      BROKERS' AND FINDERS' FEES.  Except as set forth in
SECTION 3.19 of the Seller Disclosure Letter, neither the Company nor any of the Company Subsidiaries has incurred any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or the Ancillary Agreements or any of transactions contemplated hereby or thereby and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement with the Company or any of the Company Subsidiaries or any action taken by the Company or any of the Company Subsidiaries.

         Section 3.20 EXCLUSIVITY OF REPRESENTATIONS. The representations and warranties made by the Parent and the Seller in this Agreement are the exclusive representations and warranties made by the Parent and the Seller. The Parent and the Seller hereby disclaim any other express or implied representations or warranties. The Parent and the Seller are not, directly or indirectly, making any representations or warranties regarding any pro-forma financial information, financial projections or other forward-looking statements of the Company or the Company Subsidiaries. The Company is not making any representations or warranties in this Agreement.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                         OF THE SELLER AND THE PARENT

         The Seller and the Parent each severally represent and warrant as to themselves to the Buyer as follows:

         Section 4.1 ORGANIZATION; STANDING AND POWER. The Seller is a corporation duly incorporated, validly existing and in good standing (to the extent such concept is recognized) under the laws of the jurisdiction of its incorporation. The Seller has all necessary corporate power and authority to enter into this Agreement and the Ancillary Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby.

         Section 4.2       AUTHORITY;  NON  CONTRAVENTION;  NECESSARY CONSENTS
AND FILINGS.

         (a) AUTHORITY. The Seller has all requisite organizational authority and power to execute, deliver and perform this Agreement and the Ancillary Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Seller of this Agreement and the Ancillary Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of the Seller and no other proceedings on the part of the Seller are necessary to authorize the execution and delivery and performance of this Agreement and such Ancillary Agreements by the Seller. The Seller has duly and validly executed and delivered this Agreement and has duly and validly executed and delivered (or prior to or at the Closing shall duly and validly execute and deliver) the Ancillary Agreements to which it is a party. Assuming due authorization, execution and delivery by the other parties thereto, this Agreement constitutes, and upon execution and delivery the Ancillary Agreements to which the Seller is a party shall constitute, legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by: (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies; and (ii) general principles of equity.

         (b) NON CONTRAVENTION. The execution and delivery by the Seller of this Agreement and the Ancillary Agreements to which it is a party, and the performance by the Seller of the transactions contemplated by this Agreement and such Ancillary Agreements in accordance with their terms, will not (i) conflict with or result in any breach of any provision of the organizational documents of the Seller, (ii) require any consent, approval or notice under, or conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, or give rise to any right of termination, revocation, amendment or acceleration under any Contract to which the Seller is a party or by which the Seller or the material assets of the Seller are bound, or require any offer to purchase or any prepayment of any Indebtedness or similar obligation outstanding, (iii) violate in any material respect any material Legal Requirements applicable to the Seller or by which any of the material assets of the Seller are bound, or (iv) cause the creation or imposition of any Liens on any material asset of the Seller; PROVIDED, HOWEVER, that no representation or warranty is made in the foregoing clauses (ii) and (iv) with respect to matters that, individually or in the aggregate, would not reasonably be expected to materially impair the Seller's ability to consummate the transactions contemplated hereby or that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

         (c) NECESSARY CONSENTS AND FILINGS. No consent, approval or authorization of, or registration, declaration or filing with, or notice to, any Governmental Entity is required to be obtained or made by the Seller in connection with the execution, performance and delivery of this Agreement or the Ancillary Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby, except for (i) those listed in
SECTION 4.2(c) of the Seller Disclosure Letter, (ii) the Necessary Consents and Filings and (iii) such other consents, approvals, authorizations, registrations, declarations and filings which if not obtained or made would not reasonably be expected to, individually or in the aggregate, materially impair the Seller's ability to consummate the transactions contemplated hereby or that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

         Section 4.3 TITLE TO THE SHARES. SECTION 4.3 of the Seller Disclosure Letter sets forth the Shares which constitute the Seller's record and beneficial ownership of the Company's capital stock as of the date hereof. The Seller owns the Shares beneficially and of record, free and clear of any restrictions on transfer or Liens or interests of any other party, and upon consummation of the Stock Purchase will convey such Shares free and clear of any Liens. All of the Shares are duly authorized, validly issued, fully paid and non-assessable and not subject to any preemptive rights.

         Section 4.4 ACQUISITION FOR INVESTMENT. The Seller is acquiring the CMA Stock Consideration, the Performance Warrants and, if issued, the Contingent Shares for its own account for the purpose of investment and not with a view to, or for resale in connection with, the distribution thereof in violation of applicable federal, state or provincial securities laws; PROVIDED, HOWEVER, that the disposition of the Seller's property shall at all times remain within the sole control of the Seller. The Seller acknowledges that the disposition of the CMA Stock Consideration, the Performance Warrants and, if issued, the Contingent Shares hereunder has not been registered under the Securities Act or any state securities laws, and that the CMA Stock Consideration, the Performance Warrants and, if issued, the Contingent Shares may not be sold, transferred, offered for sale, pledged, hypothecated, or otherwise disposed of without registration under the Securities Act, pursuant to an exemption from the Securities Act or in a transaction not subject thereto. The Seller represents that it is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D of the Securities Act.

         Section 4.5 REPRESENTATIONS AS TO PARENT. Parent represents the substance of SECTIONS 4.1 and 4.2 as to itself.

                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES
                                 OF THE BUYER

                  The Buyer represents and warrants to the Seller as follows:

         Section 5.1       ORGANIZATION; STANDING AND POWER.

         (a) ORGANIZATION; STANDING AND POWER. CMAC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and CMAC Sub will be duly organized, validly existing and in good standing under the laws of the British Virgin Islands. The Buyer has all requisite power and authority to enter into this Agreement and the Ancillary Agreements to which it is a party and, subject to obtaining the Requisite Buyer Vote, to consummate the transactions contemplated hereby and thereby.

         (b) CHARTER DOCUMENTS. The Buyer has delivered to the Seller a correct and complete copy of the certificate of incorporation and by-laws of CMAC, each as amended to date. Each such instrument is in full force and effect. The Buyer is not in violation of any of the provisions of its organizational documents.

         (c) BUSINESS. CMAC was incorporated on March 30, 2004 and was formed solely for the purposes of serving as a vehicle for engaging in a Business

Combination. Except for this Agreement, CMAC has not engaged in any business activities, conducted any operations or entered into any material agreements or Contracts with any other Person other than the Contracts set forth in
SECTION 5.1(c) of the Buyer Disclosure Letter or incurred any liabilities, other than liabilities and obligations incurred in connection with CMAC's search for a target business to effect a Business Combination. Except in connection with the CMAC Merger, CMAC Sub (when established) will not engage in any business activities, conduct any operations or enter into any material agreements or Contracts with any other Person or incur any liabilities. CMAC has no (and CMAC Sub (when established) will have no) material assets, properties or rights other than cash, the Trust Fund and those reflected on the Buyer Financial Statements and the related notes thereto. CMAC has no (and CMAC Sub (when established) will have no) liabilities or obligations (whether accrued, absolute, contingent or otherwise) other than those reflected on the Buyer Financial Statements and the related notes thereto.

         (d) TRUST FUND. As of the date hereof and at the Closing Date, the Buyer has and will have no less than $21,386,630 of escrowed cash in the Trust Fund invested in United States Treasury Bills (having a maturity of one hundred and eighty days or less), less such amounts, if any, as the Buyer is required to utilize in order to pay (i) to stockholders who elect to have their shares redeemed in accordance with the provisions of CMAC's amended and restated certificate of incorporation and (ii) the Buyer Expenses PLUS one
half  of  the  sales,  use,  value  added,  transfer,   stamp,   registration,
documentary, excise, real property transfer or gains, or similar Taxes incurred as a result of the transactions contemplated by this Agreement.

         Section 5.2       AUTHORITY;  NON  CONTRAVENTION;  NECESSARY CONSENTS
AND FILINGS.

         (a) AUTHORITY. The board of directors of the Buyer has adopted resolutions: (i) approving this Agreement and the Ancillary Agreements to which the Buyer is a party and the transactions contemplated hereby and thereby, including, without limitation, the Stock Purchase and the CMAC Merger; (ii) declaring that it is advisable that the Buyer enters into this Agreement and the Ancillary Agreements to which the Buyer is a party and consummates the Stock Purchase and the CMAC Merger upon the terms and subject to the conditions set forth in this Agreement and the Plan of Merger, respectively; (iii) declaring that the Company is an appropriate target business for the stated objective of a Business Combination under CMAC's organizational documents and Prospectus, dated August 24, 2004, filed pursuant to Rule 424(b) of the Securities Act; (iv) directing that approval of the Stock Purchase and CMAC Merger be submitted to a vote at a Stockholders' Meeting; and (v) recommending to the stockholders of the Buyer that they approve the Stock Purchase and the CMAC Merger (the "BUYER BOARD RECOMMENDATION"). The execution, delivery and performance of this Agreement by the Buyer and the Ancillary Agreements to which it is a party and the consummation by the Buyer of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Buyer, subject to obtaining the Requisite Buyer Vote, holders of not more than 19.99% in interest of the Buyer Common Stock issued in connection with CMAC's initial public offering exercising their rights under CMAC's amended and restated certificate of incorporation to convert such stock into cash in connection with the consummation of the transactions contemplated hereby and actions necessary to effectuate the CMAC Merger. The Buyer has duly and validly executed and delivered this Agreement and has duly and validly executed and delivered (or prior to or at the Closing shall duly and validly execute and deliver) the Ancillary Agreements to which it is a party. Assuming due authorization, execution and delivery by the other parties thereto, this Agreement constitutes, and upon execution and delivery the Ancillary Agreements to which the Buyer is a party shall constitute, legal, valid and binding obligations of the Buyer, enforceable against the Buyer in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by: (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies; and (ii) general principles of equity.

         (b) NON CONTRAVENTION. The execution and delivery by the Buyer of this Agreement and the Ancillary Agreements to which it is a party, and the performance by the Buyer of the transactions contemplated hereby and thereby in accordance with their terms, will not (i) conflict with or result in any breach of any provision of the organizational documents of CMAC or CMAC Sub (when established), (ii) require any consent, approval or notice under, or conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, or give rise to any right of termination, revocation, amendment or acceleration under any Contract to which the Buyer is a party or by which Buyer or the material assets of the Buyer are bound, or require any offer to purchase or any prepayment of any Indebtedness or similar obligation outstanding, (iii) violate in any material respect any material Legal Requirements applicable to CMAC or CMAC Sub (when established) or by which any of the material assets of the Buyer are bound, or
(iv) cause the creation or imposition of any Liens on any material asset of the Buyer.

         (c) NECESSARY CONSENTS AND FILINGS. No consent, approval or authorization of, or registration, declaration or filing with, or notice to, any Governmental Entity is required to be obtained or made by the Buyer or CMAC Sub (when established) in connection with the execution, performance and delivery of this Agreement or the Ancillary Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby, except for:

                  (i)      the filing with the United  States  Securities  and
Exchange Commission (the "SEC") of (A) a proxy statement (together with all amendments and supplements thereto, the "PROXY STATEMENT") relating to a special meeting of the stockholders of the Buyer (together with any adjournments or postponements thereof, the "STOCKHOLDERS' MEETING") to be held to consider and vote on the approval and adoption of the Stock Purchase and the CMAC Merger, (B) a registration statement on Form S-4 (together with all amendments and supplements thereto, the "REGISTRATION STATEMENT") in which the Proxy Statement shall be included as a prospectus, and declaration of effectiveness of the Registration Statement, in connection with the registration under the Securities Act of the shares of Surviving Corporation Ordinary Shares to be issued to the stockholders of CMAC pursuant to the CMAC Merger, and (C) any other filings and reports that may be required in connection with this Agreement and the transactions contemplated hereby under the applicable United States federal securities laws;

                  (ii) such consents, approvals, authorizations, registrations, declarations and filings as may be required under applicable state securities or "blue sky" laws and the securities laws of any foreign country;

                  (iii) satisfaction of the applicable redomestication and merger requirements of the State of Delaware and the British Virgin Islands in connection with the CMAC Merger; and

                  (iv) such consents, approvals, authorizations, registrations, declarations and filings as may be required by those foreign Governmental Entities set forth in SECTION 5.2(c)(iv) of the Buyer Disclosure Letter.

         (d) The consents, approvals, authorizations, registrations, declarations and filings set forth in the foregoing clauses (c)(i), (c)(ii),
(c)(iii) and (c)(iv) are referred to collectively as the "NECESSARY CONSENTS AND FILINGS."

         Section 5.3       CAPITALIZATION;     SUBSIDIARIES;     ANTI-DILUTION
PROTECTION; REGISTRATION RIGHTS AGREEMENTS.

         (a)      CAPITALIZATION OF THE BUYER AND CMAC SUB.

                  (i) The authorized capital stock of CMAC consists of 21,000,000 shares, consisting of (A) 20,000,000 shares of CMAC Common Stock, 5,000,000 shares of which are issued and outstanding as of the date hereof, and (B) 1,000,000 shares of preferred stock, par value $0.0001 per share, none of which are issued and outstanding as of the date hereof. As of the date hereof, an aggregate of 8,900,000 shares of CMAC Common Stock may become issuable (and such number has been reserved for issuance) as follows: 900,000 shares of CMAC Common Stock upon exercise of the Underwriter Option and 8,000,000 shares of CMAC Common Stock upon the exercise of the IPO Warrants.

                  (ii) Upon formation and prior to the consummation of the CMAC Merger, the authorized capital stock of CMAC Sub will include an unlimited number of shares, consisting of (A) an unlimited number of ordinary shares, no par value, of which one (1) share will be issued and outstanding to CMAC, and (B) an unlimited number of preferred shares, no par value, none of which will be issued and outstanding. There will be no options, warrants or other rights (other than as contemplated by this Agreement) to acquire any capital stock of CMAC Sub. The ordinary shares of CMAC Sub issued to CMAC upon formation of CMAC Sub shall, in connection with the effectiveness of the CMAC Merger and without any further action by any Person, be extinguished as a contribution to capital of the Surviving Corporation.

                  (iii) All of the issued and outstanding shares of CMAC Common Stock are, and all shares of Buyer Common Stock which may be issued pursuant to the transactions contemplated by this Agreement (including the Contingent

Shares) and upon exercise of the Underwriter Option, the IPO Warrants and the Performance Warrants will be when issued in accordance with the terms thereof,
(A) duly authorized, validly issued, fully paid and non-assessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the General Corporation Law of the State of Delaware, the company laws of the British Virgin Islands, the organizational documents of the Buyer or any Contract or commitment to which the Buyer is a party or otherwise bound and (B) issued in material compliance with all applicable Laws, including federal, state and foreign securities laws. Other than (x) the IPO Warrants and (y) the option to purchase up to a total of 300,000 "Units" at a per "Unit" price of $7.50 (the "UNDERWRITER OPTION"), with each "Unit" consisting of one share of Buyer Common Stock and two warrants (each warrant exercisable for one share of Buyer Common Stock at an exercise price of $6.65), there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, phantom stock, profit participation, redemption rights, repurchase rights, agreements, arrangements or commitments of any kind to which the Buyer is a party, or by which the Buyer is bound, obligating the Buyer to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of capital stock or other securities or equivalents of the Buyer or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any securities of the Buyer for cash or equivalent value in lieu thereof, and no securities or obligations evidencing such rights are authorized, issued or outstanding.

                  (iv) Except as set forth in SECTION 5.3 of the Buyer Disclosure Letter, CMAC is not (and CMAC Sub (when established) will not be) a party to any voting or other stockholders agreement with respect to its securities and there are not any outstanding contractual obligations of the Buyer to repurchase, redeem or otherwise acquire or to file any registration statement with respect to any shares of capital stock of the Buyer. CMAC does not (and CMAC Sub (when established) will not) have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of CMAC or CMAC Sub (when established) on any matter or any agreements with respect to the voting of any capital stock of CMAC or CMAC Sub (when established).

                  (v) After giving effect to the transactions contemplated by this Agreement and upon consummation of the CMAC Merger pursuant to the Plan of Merger (for purposes of re-domestication of CMAC in the British Virgin Islands), immediately following the Closing (w) the authorized capital stock of the Buyer will consist solely of (i) an unlimited number of shares of Buyer Common Stock and (ii) an unlimited number of preferred shares, no par value, (x) the issued and outstanding capital stock of the Buyer will consist solely of (i) that number of shares of Buyer Common Stock equal to the CMA Stock Consideration (all of which will be held by the Seller) and (ii) 5,000,000 shares of Buyer Common Stock (1,000,000 shares of which will be held by the current management and directors of the Buyer), (y) an aggregate of 12,100,000 shares of Buyer Common Stock may become issuable (and such number will be reserved for issuance) as follows: 900,000 shares of Buyer Common Stock upon exercise of the Underwriter

Option, 8,000,000 shares of Buyer Common Stock upon the exercise of the IPO Warrants, 2,000,000 shares of Buyer Common Stock upon the exercise of the Performance Warrants and 1,200,000 shares of Buyer Common Stock if the condition precedent to the issuance of the Contingent Shares is satisfied, and
(z) other than the Underwriter Option, the IPO Warrants, the Performance Warrants and the Contingent Shares, there will be no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, phantom stock, profit participation, redemption rights, repurchase rights, agreements, arrangements or commitments of any kind to which the Buyer is a party, or by which the Buyer is bound, obligating the Buyer to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of capital stock or other securities or equivalents of the Buyer or any securities or obligations convertible into or exchangeable or exercisable for, or giving any Person a right to subscribe for or acquire, any securities of the Buyer for cash or equivalent value in lieu thereof, and no securities or obligations evidencing such rights are authorized, issued or outstanding.

         (b) SUBSIDIARIES. Except for CMAC Sub (when established), CMAC does not own, directly or indirectly, any capital stock or other equity interest of, or any security convertible or exchangeable into or exercisable for any capital stock or other equity interest of, any Person.

         (c) ANTI-DILUTION PROTECTION. No stockholder of the Buyer has (or will have after giving effect to the transactions contemplated by this Agreement) any rights to purchase or receive additional or other securities upon the occurrence of an event that might dilute such stockholder's percentage interest in the Buyer.

         (d) REGISTRATION RIGHTS AGREEMENTS. Except as provided in that certain agreement governing the Underwriter Option, the Founders Registration Rights Agreement, the Amendment to Founders Registration Rights Agreement and the Registration Rights Agreement, the Buyer is not, and after giving effect to the transactions contemplated by this Agreement and the Ancillary Agreements will not be, a party to any agreement granting any registration rights to any Person. The execution and delivery by the Buyer of the Registration Rights Agreement and the Amendment to Founders Registration
Rights Agreement and the performance by the Buyer of the transactions contemplated by the Registration Rights Agreement and the Amendment to Founders Registration Rights Agreement in accordance with their respective terms, will not require any consent, approval or notice under, or conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, or give rise to any right of termination, revocation, amendment or acceleration under either that certain agreement governing the Underwriter Option or the Founders Registration Rights Agreement.

         Section 5.4       THE  BUYER  REPORTS;   FINANCIAL   STATEMENTS;   NO
UNDISCLOSED MATERIAL LIABILITIES.

         (a) The Buyer has filed with the SEC all registration statements, prospectuses, forms, reports, schedules, statements and other documents required to be filed by it since May 28, 2004, and all exhibits and amendments thereto, under the Securities Exchange Act of 1934, as amended (including the rules and regulations promulgated thereunder, the "EXCHANGE ACT"), the Securities Act of 1933, as amended (including the rules and regulations promulgated thereunder, the "SECURITIES ACT"), and the Sarbanes-Oxley Act of 2002, as amended (including the rules and regulations promulgated thereunder, the "SOXA") (collectively, the "BUYER REPORTS"). The Buyer Reports, including the financial statements and schedules included in the Buyer Reports, at the time filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively, and, in the case of any Buyer Report amended or superseded by a filing prior to the date of this Agreement, then on the date of such amending or superseding filing)
(i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) complied in all material respects with the applicable requirements of the Exchange Act, the Securities Act and SOXA, as the case may be. The financial statements of the Buyer included in the Buyer Reports (the
"BUYER FINANCIAL STATEMENTS") (i) have been prepared from, and are in accordance with, the books and records of the Buyer, (ii) at the time filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively, and, in the case of any Buyer Report amended or superseded by a filing prior to the date of this Agreement, then on the date of such amending or superseding filing) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (iii) were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of unaudited statements, as permitted by Form 10-QSB of the SEC), and (iv) fairly present in all material respects (subject, in the case of unaudited statements, to normal, recurring audit adjustments, none of which have been or are reasonably likely to be materially adverse to the Buyer) the financial position of the Buyer as at the dates thereof and the results of the Buyer's operations and cash flows (and changes in financial position, if any) for the periods then ended. The Buyer is not a party to any off-balance sheet arrangements (as defined in Item 303 of Regulation S-K promulgated under the Exchange Act). The Buyer has not had any material dispute with Goldstein Golub Kessler LLP ("GGK") regarding accounting matters or policies during any of its past two full fiscal years or during the current fiscal year that is currently outstanding or that has resulted in any restatement of the Buyer Financial Statements.

         (b) Without limiting the generality of the foregoing, GGK has not resigned nor been dismissed as independent public accountant of the Buyer as a result of or in connection with any disagreement with the Buyer on a matter of accounting practices which materially impacts or would require the restatement of any previously issued Buyer Financial Statements, covering one or more years or interim periods for which the Buyer is required to provide Buyer Financial Statements, such that they should no longer be relied on.

         (c) To the knowledge of the Buyer, no investigation by the SEC with respect to the Buyer is pending or threatened.

         (d) The Buyer has established and maintains "disclosure controls and procedures" (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) that are reasonably designed to ensure that material information (both financial and non-financial) relating to the Buyer required to be disclosed by the Buyer in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that such information is accumulated and communicated to the Buyer's principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the "principal executive officer" and the "principal financial officer" of the Buyer required by Section 302 of SOXA with respect to such reports. The principal executive and principal financial officers of the Buyer have each made all certifications required by Sections 302 and 906 of SOXA and the rules and regulations promulgated thereunder with respect to the Buyer Reports and the statements contained in such certifications are true and accurate in all material respects. There are no "significant deficiencies" or "material weaknesses" (as defined by SOXA) in the design or operation of the Buyer's internal controls and procedures which could adversely affect the Buyer's ability to record, process, summarize and report financial data.

         (e) There are no outstanding loans made by the Buyer to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Buyer. Since the enactment of SOXA, the Buyer has not made any loans to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Buyer.

         (f) Except as set forth in SECTION 5.4(f) of the Buyer Disclosure Letter or as disclosed in Buyer Financial Statements filed with the SEC prior to the date of this Agreement, the Buyer does not have (and CMAC Sub (when established) will not have) any claims, liabilities, Indebtedness, debts, obligations of any nature (whether known or unknown, absolute, accrued, contingent or otherwise) that are required by GAAP to be reflected or reserved against in a balance sheet of the Buyer.

         Section 5.5 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth in SECTION 5.5 of the Buyer Disclosure Letter, since March 30, 2004 there has not been any material adverse effect on the Buyer, nor has there been any change, event, condition, circumstance, occurrence or effect that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Buyer, other than its incurrence of expenses or expenditure of funds, in each case during the period from January 1, 2006 through the Closing Date in an amount not exceeding $699,000 in the aggregate, for the purpose of finding a company with which to effect a Business Combination and effecting the same, and (b) since March 30, 2004 until the date hereof, the Buyer has not taken any action that would have been prohibited had SECTION 6.2 been in effect as of such date.

         Section 5.6 LITIGATION. There are no claims, actions, suits or legal, regulatory or administrative proceedings or investigations pending or threatened in writing against the Buyer or any material portion of the assets of the Buyer and the Buyer is not subject to any material Order.

         Section 5.7 INVESTMENT COMPANY. The Buyer is not a registered "investment company," is not required to register as an "investment company" and is not an entity controlled by or affiliated with an "investment company," as such terms are defined under the Investment Company Act of 1940, as amended.

         Section 5.8 TAXES. Except as set forth in SECTION 5.8 of the Buyer Disclosure Letter:

         (a)      The  Buyer  has  timely   filed   (within   any   applicable
extensions) all material Tax Returns required to be filed. All of such Tax Returns are true, complete and correct in all material respects.

         (b) The Buyer has timely paid all material Taxes due, whether or not shown on any Tax Return, other than Taxes being contested in good faith by appropriate proceedings for which adequate reserves have been provided. Any deficiencies for material Taxes asserted or assessed in writing against the Buyer has been fully and timely paid. The Buyer has made adequate provision for any Taxes that are not yet due and payable for all taxable periods or portions thereof through the date of this Agreement.

         (c)      The Buyer  has made  available  to the  Seller  correct  and complete copies of all material Tax Returns, examination reports and statements of deficiencies for taxable periods for which the applicable statutory periods of limitation have not expired.

         (d) There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection, assessment or reassessment of, material Taxes due from the Buyer for any taxable period and no request for any such waiver or extension is currently pending.

         (e) No audit or other proceeding by any Governmental Entity is pending with respect to any material Taxes due from or with respect to the Buyer. No Governmental Entity has given written notice of its intention to assert any deficiency or claim for additional material Taxes or proposed any adjustment to any material Tax Returns against the Buyer.

         (f) There are no Liens for material Taxes upon the assets of the Buyer, except for Liens for current Taxes not yet due.

         (g) The Buyer is not a party to any Contract relating to the sharing, allocation or indemnification of material Taxes or has any liability for material Taxes of any Person.

         Section 5.9 COMPLIANCE(a) . Except as set forth in SECTION 5.9 of the Buyer Disclosure Letter, the Buyer is not in conflict with, or in default or violation of, any Legal Requirement (and regulatory fees and surcharges imposed thereunder) applicable to the Buyer except for such conflicts, defaults or violations as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Buyer. No investigation or review by any Governmental Entity is pending or has been threatened in writing against the Buyer and no written notice has been received by the Buyer alleging or inquiring about an alleged or suspected violation of any Legal Requirements (and regulatory fees and surcharges imposed thereunder) except for such investigations or reviews as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Buyer. To the Knowledge of the Buyer, no event has occurred that, with the giving of notice, the passage of time, or both, would constitute grounds for a violation or order with respect to any Legal Requirements (and regulatory fees and surcharges imposed thereunder) for such events as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Buyer. Notwithstanding anything to the contrary contained in this
SECTION 5.9, the representations and warranties contained in this Section shall not be deemed applicable to any representations or warranties regarding compliance with laws as may be addressed in SECTIONS 5.8 (Taxes).

         Section 5.10      EMPLOYEE  BENEFIT  PLANS.  Except  as set  forth in
SECTION 5.10 of the Buyer Disclosure Letter, CMAC has (and CMAC Sub (when established) will have) no employees. CMAC does not have (and CMAC Sub (when established) will not have) any "employee benefit plans" (within the meaning of Section 3(3) of ERISA) or any stock purchase, stock option, severance, employment, change-in-control, fringe benefit, collective bargaining, bonus, incentive, deferred compensation, profit sharing, pension, retirement or other employee benefit plan, agreement, program, policy or other arrangement, whether or not subject to ERISA and whether or not governed by the laws of the United States of America under which any Person has any present or future right to material benefits or under which CMAC or CMAC Sub (when established) has any present or future material liability.

         Section 5.11      RELATED PARTY TRANSACTIONS.  Except as set forth in
Section 5.11 of the Buyer Disclosure Letter, none of the current or former directors (or nominees), officers, employees or consultants of the Buyer, any stockholder of the Buyer or holder of the IPO Warrants or Underwriter Option, or any relative, spouse, officer, director or Affiliate of any of the foregoing Persons (each a "Related Person") (a) provides, causes to be provided, provided or caused to be provided, any goods or services to the Buyer, (b) owes or owed any amount or has or had any liability to the Buyer nor does the Buyer owe any amount or have any liability to such Related Person, or has the Buyer committed to make any loan or extend or guarantee of credit to or for the benefit of any such Related Person, (b) owns any property (real or personal or mixed) or right, tangible or intangible, that is used by the Buyer or (c) has any claim or cause of action against the Buyer. Section
5.11 of the Buyer Disclosure Letter sets forth a true and complete list of all
(x) amounts that are owed by the Buyer to any Related Person as of the date hereof and any liabilities or obligations of the Buyer to any Related Person as of the date hereof, (y) all liabilities or obligations of the Buyer to any Related Person that will arise between the date hereof and the Closing Date, and (z) all liabilities or obligations of the Buyer to any Related Person that will exist at and as of the Closing Date.

         Section 5.12 STOCKHOLDER VOTE REQUIRED. The only vote of the holders of any class or series of capital stock of the Buyer (under the CMAC's organizational documents, applicable Legal Requirements, Contracts or otherwise) necessary to approve each of the Stock Purchase and the CMAC Merger is the affirmative vote of the holders of a majority of the outstanding shares of Buyer Common Stock (the "REQUISITE BUYER VOTE"); PROVIDED that holders of not more than 19.99% in interest of the CMAC Common Stock issued in connection with CMAC's initial public offering exercise their rights under CMAC's amended and restated certificate of incorporation to convert such stock into cash in connection with the consummation of the transactions contemplated hereby. Except as set forth in Section 5.12 of the Buyer Disclosure Letter, there are no voting trusts, proxies or similar agreements, arrangements or commitments to which the Buyer is a party with respect to the voting of any shares of Buyer Common Stock.

         Section 5.13      REGISTRATION STATEMENT.

         (a) Each document required to be filed by the Buyer with the SEC or required to be distributed or otherwise disseminated to the Buyer's stockholders in connection with the transactions contemplated by this Agreement (the "BUYER DISCLOSURE DOCUMENTS"), including the Registration Statement (which will include the Proxy Statement), when filed, distributed or disseminated, as applicable, will comply in all material respects with the applicable requirements of the Exchange Act. The representations and warranties contained in this SECTION 5.13(a) do not apply to statements included in the Buyer Disclosure Documents based upon information furnished to the Buyer by the Seller, the Parent or the Company specifically for use therein.

         (b) (i) The Registration Statement (which will include the Proxy Statement), at the time such Registration Statement is first mailed to stockholders of the Buyer and at the time such stockholders vote on approval of the transactions contemplated by this Agreement, and (ii) any Buyer Disclosure Documents (other than the Registration Statement (which will include the Proxy Statement)), at the time of the filing of such Buyer Disclosure Document or any supplement or amendment thereto and at the time of any distribution or dissemination thereof, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this SECTION 5.13(b) will not apply to statements included in the Buyer Disclosure Documents based upon information furnished to the Buyer by the Seller, the Parent or the Company specifically for use therein.

         Section 5.14 PURCHASE FOR INVESTMENT. The Buyer is purchasing the Shares for its own account for the purpose of investment and not with a view to, or for resale in connection with, the distribution thereof in violation of applicable federal, state or provincial securities laws; PROVIDED, HOWEVER, that the disposition of the Buyer's property shall at all times remain within the sole control of the Buyer. The Buyer acknowledges that the sale of the Shares hereunder has not been registered under the Securities Act or any state or foreign securities laws, and that the Shares may not be sold, transferred, offered for sale, pledged, hypothecated, or otherwise disposed of without registration under the Securities Act, pursuant to an exemption from the Securities Act or in a transaction not subject thereto. The Buyer represents that it is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D of the Securities Act.

         Section 5.15      APPROPRIATE  TARGET  BUSINESS;  FAIR  MARKET  VALUE
OPINION.

         (a) The Buyer's board of directors has determined that the Stock Purchase constitutes a "Business Combination" as defined in, and that the Company is an appropriate target business for the stated objective of a Business Combination under, CMAC's amended and restated certificate of incorporation and CMAC's Prospectus, dated August 24, 2004, filed pursuant to Rule 424(b) of the Securities Act (containing the requirements of the Buyer regarding a Business Combination with another company).

         (b) The Buyer's board of directors has either (x) independently determined that as of the date hereof the Company has a fair market value equal to at least 80% of the Buyer's net assets or (y) obtained an opinion from an unaffiliated independent investment banking firm which is a member of the National Association of Securities Dealers, Inc., which opinion provides that as of the date hereof the Company has a fair market value equal to at least 80% of the Buyer's net assets.

         Section 5.16 OTC BULLETIN BOARD. The CMAC Common Stock is quoted on the OTC Bulletin Board under the symbol "CMAQ", the CMAC units offered in its initial public offering, which each consist of one share of CMAC Common Stock and two IPO Warrants, are quoted on the OTC Bulletin Board under the symbol "CMAQU" and the IPO Warrants are quoted on the OTC Bulletin Board under the symbol "CMAQW". The Buyer is in compliance in all respects with all rules and regulations of the National Association of Securities Dealers, Inc. applicable to the Buyer and to the inclusion for quotation of such securities on the OTC Bulletin Board.

         Section 5.17      BROKERS' AND FINDERS' FEES.  Except as set forth in
SECTION 5.17 of the Buyer Disclosure Letter, the Buyer has not incurred any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or the Ancillary Agreements or any transactions contemplated hereby or thereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement with the Buyer or any action taken by the Buyer.

         Section 5.18      ANTI-TAKEOVER PLAN; STATE TAKEOVER STATUTES.

         (a) CMAC does not have (and CMAC Sub (when established) will not have) in effect any stockholder rights plan or similar device or arrangement, commonly or colloquially known as a "poison pill" or "anti-takeover" plan or any similar plan, device or arrangement and the Board of Directors of the Buyer has not adopted or authorized the adoption of such a plan, device or arrangement. For the avoidance of doubt, the parties hereto acknowledge that the staggered board provisions of CMAC's amended and restated certificate of incorporation shall not be deemed to be an "anti-takeover" plan or any similar plan, device or arrangement.

         (b) Prior to the Closing, the Board of Directors of the Buyer will have taken all necessary actions to exempt the Stock Purchase, this Agreement and the transactions contemplated by this Agreement from Section 203 of the DGCL. No other "fair price," "moratorium," "control share acquisition," "business combination" or other similar state takeover statute or similar statute or regulation of any jurisdiction applies or purports to apply to the Stock Purchase, this Agreement, or any of the other transactions contemplated by this Agreement.

         Section 5.19 BUYER EXPENSES. SECTION 5.19 of the Buyer Disclosure Letter sets forth a true and complete list of the type and amount all Buyer Expenses incurred or to be paid by the Buyer, whether on its own behalf or on behalf of its stockholders, in connection with the transactions contemplated by this Agreement; PROVIDED, HOWEVER, that the Buyer Expenses paid in full prior to the date of this Agreement are not set forth on such Schedule.

         Section 5.20 EXCLUSIVITY OF REPRESENTATIONS. The representations and warranties made by the Buyer in this Agreement are the exclusive representations and warranties made by the Buyer. The Buyer hereby disclaims any other express or implied representations or warranties. The Buyer is not, directly or indirectly, making any representations or warranties regarding any pro-forma financial information, financial projections or other forward-looking statements of the Buyer.

                                  ARTICLE VI

                           COVENANTS AND AGREEMENTS

         Section 6.1 CONDUCT OF BUSINESS OF THE COMPANY. Except as contemplated by this Agreement or as set forth in SECTION 6.1 of the Seller Disclosure Letter, during the period commencing on the date of this Agreement and ending on the Closing Date (or the date on which this Agreement is terminated pursuant to its terms), the Parent and the Seller shall cause the Company to and the Company shall (x) conduct the operations of the Company and the Company Subsidiaries in the ordinary course of business consistent with past practice and (y) use commercially reasonable efforts to preserve intact the business organization of the Company and the Company Subsidiaries, to retain the services of the current officers and key Employees and to maintain satisfactory relationships with its customers, suppliers and other Persons with whom it has business relationships or dealings.

         Section 6.2 CONDUCT OF BUSINESS OF THE BUYER. Except as contemplated by this Agreement, the Plan of Merger or as set forth in SECTION
6.2 of the Buyer Disclosure Letter, during the period commencing on the date of this Agreement and ending on the Closing Date (or the date on which this Agreement is terminated pursuant to its terms), the Buyer shall and shall cause CMAC Sub (when established) to (x) not engage in any business activities, conduct any operations, enter into any agreements or Contracts with any other Person or incur any liabilities, other than in connection with the consummation of the transactions contemplated hereby, (y) use commercially reasonable efforts to preserve intact the business organization of the Buyer and CMAC Sub (when established), to retain the services of the current directors and officers of the Buyer and CMAC Sub (when established) and to maintain satisfactory relationships with the Persons having business relationships or dealings with Buyer and CMAC Sub (when established). Without limiting the generality of the foregoing and except as contemplated by this Agreement or the Plan of Merger, the Buyer shall not and shall cause CMAC Sub (when established) not to (i) amend or modify or propose to amend or modify its organizational documents or file any certificate of designation or similar instrument with respect to the shares of its authorized but unissued capital stock, (ii) split, combine or reclassify its outstanding shares of capital stock, (iii) declare, set aside or pay any dividend, or actual, constructive or deemed distribution, payable in cash, stock or property in respect of any capital stock, (iv) repurchase, redeem or otherwise acquire any shares of its capital stock or any securities convertible into or exchangeable or exercisable for any shares of its capital stock, (v) issue, sell, pledge, dispose of or encumber any shares of, or securities convertible into or exchangeable or exercisable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of its capital stock of any class or any other property or assets, and (vi) make any other change in its capital structure.

         Section 6.3       REGISTRATION STATEMENT.

         (a) As promptly as practicable following the date of this Agreement, the Buyer shall prepare a draft of the Registration Statement (which will include the Proxy Statement). Each of the Parent, the Seller and the Company shall provide the Buyer with any information that may be reasonably requested by the Buyer which is necessary in the Buyer's reasonable judgment (and in similar situations customarily provided) in connection with the preparation and filing of the Registration Statement (which will include the Proxy Statement) pursuant to this SECTION 6.3. The Buyer shall provide the Seller with a reasonable opportunity to review and comment on such draft, and once such draft is in a form reasonably acceptable to both the Buyer and the Seller, the Buyer shall file the Registration Statement (which will include the Proxy Statement) with the SEC.

         (b)      The Buyer shall use its commercially  reasonable  efforts to
(i) respond to any comments on the Registration Statement (which will include the Proxy Statement) or requests for additional information from the SEC as soon as practicable after receipt of any such comments or requests, (ii) to cause the Registration Statement to become effective as promptly as practicable, and, prior to the effective time of the Registration Statement, the Buyer shall take all or any action required under any applicable federal or state securities laws in connection with such actions and the preparation of the Registration Statement (which will include the Proxy Statement), and
(iii)  cause  the  Registration   Statement  (which  will  include  the  Proxy
Statement) to be mailed to the stockholders of the Buyer as promptly as practicable following the date of this Agreement. The Buyer shall promptly (A) notify the Seller upon the receipt of any such comments or requests and (B) provide the Seller with copies of all correspondence between the Buyer and its Representatives, on the one hand, and the SEC and its staff, on the other hand. Prior to responding to any such comments or requests or the filing or mailing of the Registration Statement (which will include the Proxy
Statement), the Buyer (x) shall provide the Seller with a reasonable opportunity to review and comment on any drafts of the Registration Statement (which will include the Proxy Statement) and related correspondence and filings and (y) shall include in such drafts, correspondence and filings all comments reasonably proposed by the Seller.

         (c) Whenever any event occurs that, in the reasonable judgment of the Buyer or the Seller, is required to be set forth in an amendment or supplement to the Registration Statement (which will include the Proxy Statement), the Buyer or the Seller, as the case may be, will promptly inform the other of such occurrence and the parties shall cooperate in filing with the SEC and/or mailing to stockholders of the Buyer such amendment or supplement.

         (d) The Registration Statement (which will include the Proxy Statement) shall include the Buyer Board Recommendation.

         Section 6.4       ACCESS TO INFORMATION; CONFIDENTIALITY.

         (a) Between the date of this Agreement and the Closing Date, the Parent and the Seller shall and shall cause the Company and each of the Company Subsidiaries to, (i) afford the Buyer and its Representatives reasonable access during normal business hours to the officers, employees, agents, properties, books and records of the Company and the Company Subsidiaries and (ii) promptly deliver or make available to the Buyer such information concerning the Company and the Company Subsidiaries as the Buyer may from time to time reasonably request. No investigation conducted under this SECTION 6.4(a), however, will affect or be deemed to modify any representation or warranty made by the Seller or the Parent in this Agreement.

         (b) Any information provided to or obtained by the Buyer or its authorized representatives pursuant to paragraph (a) above shall be "Evaluation Material" or "Confidential Material" (herein referred to as
"EVALUATION MATERIAL") as defined in the Confidentiality Agreement, dated January 2006, by and between the Company and the Buyer (the "CONFIDENTIALITY AGREEMENT"), and shall be held by the Buyer in accordance with and be subject to the terms of the Confidentiality Agreement. Notwithstanding anything to the contrary herein, the terms and provisions of the Confidentiality Agreement shall survive the termination of this Agreement in accordance with the terms therein. In the event of the termination of this Agreement for any reason, the Buyer shall comply with the terms and provisions of the Confidentiality Agreement, including returning or destroying all Evaluation Material. The Confidentiality Agreement shall terminate on the Closing Date.

         Section 6.5       NO SOLICITATION.

         (a) Until the earlier of the Closing or such time as this Agreement is terminated in accordance with its terms, the Parent and the Seller will not, the Parent and the Seller will cause the Company and the Company Subsidiaries not to, and the Parent and the Seller will cause its directors, officers, agents, employees, advisors and representatives not to, directly or indirectly, solicit, encourage or enter into any negotiation, discussion, Contract, arrangement or understanding with any party, with respect to the sale of the Shares, the shares of capital stock of any of the Company Subsidiaries or all or substantially all of the assets of the Company or any of the Company Subsidiaries, or any merger, recapitalization or similar transaction with respect to the Company, any of the Company Subsidiaries, or their respective businesses. The Parent and the Seller recognize and agree that immediate irreparable damages for which there is not adequate remedy at law would occur in the event that the provisions of this SECTION 6.5(a) are not performed in accordance with the specific terms hereof or are otherwise breached. It is accordingly agreed that in the event of a failure by the Parent or the Seller to perform its obligations under this Agreement, the Buyer shall be entitled to specific performance through injunctive relief, without the necessity of posting a bond, to prevent breaches of the provisions and to enforce specifically the provisions of this
SECTION 6.5(a), in addition to any other remedy to which the Buyer may be entitled, at law or in equity.

         (b)      Until  the  earlier  of the  Closing  or  such  time as this
Agreement is terminated in accordance with its terms, the Buyer will not and the Buyer will cause its directors, officers, agents, advisors and representatives not to, directly or indirectly, solicit, encourage or enter into any negotiation, discussion, Contract, arrangement or understanding with any party, with respect to the sale of the shares of capital stock of Buyer or all or substantially all of the assets of the Buyer, or any merger, recapitalization or similar transaction with respect to the Buyer or its business. The Buyer recognizes and agrees that immediate irreparable damages for which there is not adequate remedy at law would occur in the event that the provisions of this SECTION 6.5(b) are not performed in accordance with the specific terms hereof or are otherwise breached. It is accordingly agreed that in the event of a failure by the Buyer to perform its obligations under this Agreement, the Seller shall be entitled to specific performance through injunctive relief, without the necessity of posting a bond, to prevent breaches of the provisions and to enforce specifically the provisions of this
SECTION 6.5(b), in addition to any other remedy to which the Seller may be entitled, at law or in equity.

         Section 6.6       COMMERCIALLY REASONABLE EFFORTS; ADDITIONAL ACTIONS.

         (a) Upon the terms and subject to the conditions of this Agreement, each of the parties hereto shall use all commercially reasonable efforts to take, or cause to be taken, all action, and to do or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, including using all commercially reasonable efforts to fulfill or cause the fulfillment of the conditions to Closing set forth in ARTICLE VII.

         (b) In connection with obtaining or making the Necessary Consents and Filings, the Buyer, the Parent and the Seller shall: (i) provide the other party with a reasonable opportunity to review and comment on drafts of any filings or other communications to be made by it; (ii) consider in good faith any comments on such filings or other communications received from the other party; (iii) provide a final copy of each such filing or other communication to the other party promptly after such filing or other communication is made; (iv) consult with the other party in connection with any material inquiries from the Governmental Entities responsible for such filings or other communications and the possible resolution of any issues related thereto; and (v) inform the other party as soon as practicable after receiving any notice from any such Governmental Entities.

         Section 6.7 NOTIFICATION OF CERTAIN MATTERS. Between the date of this Agreement and the Closing, the Parent and the Seller shall provide written notice to the Buyer, and the Buyer shall provide written notice to the Seller and the Parent, promptly upon becoming aware of (a) anything that may cause the conditions set forth in Article VII not to be satisfied, (b) any notice or other communication from any Person alleging that the consent of such Person (or another Person) is or may be required in connection with the transactions contemplated by this Agreement, or (c) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement; PROVIDED that the delivery of any notice pursuant to this SECTION 6.7 shall not be deemed to amend or supplement the
Seller Disclosure Letter or Buyer Disclosure Letter, to modify any representation or warranty made by the Seller, the Parent or the Buyer in this Agreement, or to limit or otherwise affect the remedies available hereunder to the party receiving such notice.

         Section 6.8 PUBLIC ANNOUNCEMENTS. The initial press release with respect to the transactions contemplated by this Agreement shall be in the form agreed to by the Buyer, the Parent and the Seller. Thereafter, for as long as this Agreement is in effect, the Buyer, the Parent and the Seller shall not, and the Parent shall cause its Subsidiaries not to, issue any press release or otherwise make any public announcement with respect to this Agreement, the Stock Purchase, the CMAC Merger or the other transactions contemplated hereby without the consent of the other parties hereto, except where such release or announcement is required under applicable Legal Requirements, in which case the issuing party shall use its commercially reasonable efforts to consult with the other party before issuing any such release or making any such public statement.

         Section 6.9 STOCKHOLDER APPROVAL. The Buyer shall call and hold a duly convened Stockholders' Meeting as promptly as practicable after the date of this Agreement to seek the Requisite Buyer Vote.

         Section 6.10 RESIGNATIONS. On the Closing Date, (a) the Buyer shall cause to be delivered to the Seller duly signed resignations, effective as of the Closing, of all directors and officers of their positions as a director and/or officer of CMAC and CMAC Sub and (b) the individuals set forth in SECTION 6.10 of the Seller Disclosure Letter shall, from and after the Closing, be the directors and officers of the Buyer, each to hold the office of director and/or officer of the Buyer in accordance with the provisions of the applicable laws of the British Virgin Islands and the Memorandum and Articles of Association of the Surviving Corporation, each as amended, until their successors are duly qualified and elected.

         Section 6.11 INDEMNITY WITH RESPECT TO BROKERS FEES. The Buyer agrees to indemnify and hold harmless the Parent and the Seller from any claim or demand for commission or other compensation by any broker claiming to have been employed by or on behalf of the Buyer or any of its Affiliates in connection with this Agreement or the transactions contemplated hereby, and to bear the cost of legal expenses incurred in defending against any such claim. The Parent and the Seller agree to indemnify and hold harmless the Buyer from any claim or demand for commission or other compensation by any broker claiming to have been employed by or on behalf of the Parent or the Seller or any of their Affiliates with respect to this Agreement or the transactions contemplated hereby, and to bear the cost of legal expenses incurred in defending against any such claim.

         Section 6.12 CONTINGENT SHARES. As additional consideration for the Shares, the Buyer hereby agrees to issue 1,200,000 shares of Buyer Common Stock (as the same may be adjusted after the date hereof as a result of any stock split, stock dividend, combination, reclassification, recapitalization or other similar change with respect to the Buyer Common Stock) (the "CONTINGENT SHARES") to the Seller in the event that a valid notice of redemption with respect to the IPO Warrants is issued by the Buyer at any time after the Closing Date and prior to the second anniversary thereof. The Buyer covenants and agrees that all Contingent Shares will upon issuance be duly authorized, validly issued and fully paid and nonassessable. The Buyer shall at all times reserve and keep available for issuance from and after the Closing Date such number of its authorized but unissued shares of Buyer Common Stock as will be sufficient to issue the Contingent Shares, and shall take all action required to increase the authorized number of shares of Buyer Common Stock if at any time there shall be insufficient authorized but unissued shares of Buyer Common Stock to permit such reservation or to issue the Contingent Shares.

         Section 6.13 ELIMINATION OF INTER-COMPANY ACCOUNTS AND CERTAIN LIABILITIES.

         (a) The Parent and the Seller shall cause all inter-company receivables, payables, loans, guarantees, liabilities and other obligations then existing between the Company and the Company Subsidiaries (or their respective directors and officers), on the one hand, and the Parent, the Seller and any of the Parent's or Seller's Subsidiaries and Affiliates (other than the Company or the Company Subsidiaries), on the other hand, to be liquidated, eliminated (including by means of a contribution to capital) and/or released, in each case without cost to the Buyer, the Company or any of the Company Subsidiaries or the payment of any consideration by the Buyer, the Company or any of the Company Subsidiaries effective immediately prior to the Closing.

         (b) The Seller shall cause the Company and the Company Subsidiaries to pay all deferred compensation amounts and deferred Taxes owed by the Company or any of the Company Subsidiaries prior to the close of business on the day immediately preceding the Closing.

         (c) The Company and the Seller shall enter into a written agreement, reasonably satisfactory to the Buyer, with respect to certain administrative services to be provided by the Seller to the Company following the Closing.

         Section 6.14 CONVEYANCE TAXES. The Buyer and the Seller shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees or any similar taxes which become payable by the Seller or any of its Subsidiaries in connection with the transactions contemplated by this Agreement that are required or permitted to be filed on or before the Closing.

         Section 6.15 ANTI-TAKEOVER STATUTE. If any Anti-Takeover Statute is or may become applicable to the Stock Purchase or the other transactions contemplated hereby, each of the Seller and the Buyer and their respective Boards of Directors shall grant all such approvals and take all such actions as are reasonably necessary so that such transactions may be consummated as promptly as practicable hereafter on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such statute or regulation on such transactions. "ANTI-TAKEOVER STATUTE" shall mean any restrictive provision of any applicable "fair price," "moratorium," "control share acquisition," "interested stockholder" or other similar anti-takeover Law, including Section 203 of the DGCL.

         Section 6.16 STOCKHOLDER LITIGATION. The Buyer shall give the Seller the opportunity to participate in the defense or settlement of any stockholder litigation against the Buyer and/or its directors relating to the transactions contemplated by this Agreement, and no such settlement shall be agreed to without Seller's prior written consent (which may be withheld in its sole discretion).

         Section 6.17 POST-CLOSING ACCESS. The Buyer (including, for the purpose of this SECTION 6.17, the Company and the Company Subsidiaries after the Closing) shall provide the Seller and its professional advisors with reasonable access, reasonably promptly upon request therefor, to the Buyer's and its Subsidiaries' books and records if reasonably required for a legitimate business purpose, including any litigation, investigation, Tax audit, discovery or similar proceeding, or in the preparation of Tax Returns required to be filed by the Seller or by the Seller on behalf of the Company or the Company Subsidiaries. If the Seller shall request the assistance (including testimony) of employees of the Buyer or any of its Subsidiaries in connection with any litigation, investigation, Tax audit, discovery or similar proceeding, the Buyer shall reasonably promptly make such employees available for a reasonable period of time; PROVIDED, that all out-of-pocket costs incurred in connection therewith shall be borne by the Seller.

         Section 6.18 TRUSTEE NOTICE. The Buyer, simultaneously with the Closing, will deliver to Continental Stock Transfer & Trust Company, the trustee of the Trust Fund, instructions in accordance with Exhibit A of that certain Investment Management Trust Agreement, dated as of August 24, 2004, by and between the Buyer and Continental Stock Transfer & Trust Company, which instructions shall cause the immediate disbursement of the funds contained therein to the Buyer.

         Section 6.19      CMAC SUB INCORPORATION; CMAC MERGER.

         (a) The Buyer shall cause CMAC Sub to be incorporated and duly organized under the name China Ivanhoe Energy Ltd., to adopt the Plan of
Merger, to effectuate the CMAC Merger and to do all other things as are necessary for it to do as a constituent corporation to the CMAC Merger. In connection with the CMAC Merger, one new Surviving Corporation Ordinary Share will be issued for each outstanding share of CMAC Common Stock and an aggregate of 8,900,000 Surviving Corporation Ordinary Shares may become issuable (and such number will be reserved for issuance) as follows: 900,000 Surviving Corporation Ordinary Shares upon exercise of the Underwriter Option and 8,000,000 shares of Surviving Corporation Ordinary Shares upon the exercise of the IPO Warrants. Each Surviving Corporation Ordinary Share that is owned by CMAC will be canceled and resume the status of authorized and unissued ordinary shares of the Surviving Corporation.

         (b) Notwithstanding anything to the contrary herein, the parties hereto acknowledge that the Seller has recently formed a subsidiary in the British Virgin Islands under the name "China Ivanhoe Energy Ltd." and the parties hereto acknowledge and agree that between the date hereof and the Closing Date the Seller may transfer its ownership interest in such subsidiary, representing all of the issued and outstanding capital stock of such entity, to CMAC and that such transfer shall eliminate CMAC's obligations hereunder with respect to the formation of the CMAC Sub and such entity shall become CMAC Sub for all purposes of this Agreement.

         Section 6.20 EXPENSES; INDEMNITY. At or immediately following the Closing, the Buyer shall pay out of available cash or funds released from the Trust Fund all of the Buyer Expenses. At the Closing, the Buyer shall release the Founders from their respective indemnity obligations under those certain letter agreements, by and between the Buyer and each of the Founders, entered into in connection with CMAC's initial public offering, in respect of the Buyer Expenses set forth on SCHEDULE 5.19 paid by the Buyer pursuant to the preceding sentence; PROVIDED, HOWEVER, such release shall not be applicable to any Buyer Expenses not set forth on SCHEDULE 5.19 or any expenses in excess of the applicable amounts set forth on SCHEDULE 5.19.

                                  ARTICLE VII

                    CONDITIONS PRECEDENT TO THE OBLIGATIONS
                            OF THE PARTIES TO CLOSE

         Section 7.1 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PARTIES TO CLOSE. The respective obligations of each party to this Agreement to consummate the transactions contemplated hereby shall be subject to the satisfaction or waiver on or prior to the Closing Date of each of the following conditions:

         (a) REQUISITE BUYER VOTE. The Stock Purchase and the CMAC Merger shall have been duly approved and adopted by the Requisite Buyer Vote under the laws of the State of Delaware and the British Virgin Islands and the Buyer's organizational documents and an executed copy of the Plan of Merger reflecting the CMAC Merger, in the form attached hereto as EXHIBIT E, shall have been filed with the Delaware Secretary of State and the equivalent Governmental Entity in the British Virgin Islands effectuating the CMAC Merger.

         (b) NO ORDER. No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Legal Requirement or Order (whether temporary, preliminary or permanent) which (i) is in effect and (ii) has the effect of making the Stock Purchase or CMAC Merger illegal or otherwise restraining, enjoining or prohibiting consummation of the Stock Purchase or CMAC Merger (or the consummation of any other transactions contemplated by this Agreement or the Ancillary Agreements if it would have the effect of restraining or prohibiting the consummation of the Stock Purchase or CMAC Merger).

         (c) TRUST FUND. Holders of not more than 19.99% in interest of the Buyer Common Stock issued in connection with CMAC's initial public offering shall have exercised their rights under CMAC's amended and restated certificate of incorporation to convert such stock into cash in connection with the consummation of the transactions contemplated hereby.

         Section 7.2 ADDITIONAL CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE BUYER TO CLOSE. The obligations of the Buyer to consummate the transactions contemplated hereby shall be subject to the satisfaction or waiver on or prior to the Closing Date of each of the following conditions, any one or more of which may be waived in writing by the Buyer:

         (a) REPRESENTATIONS AND WARRANTIES. (i) The representations and warranties of the Seller and the Parent contained in SECTIONS 3.2 (Authority; Non Contravention; Necessary Consents and Filings), 3.3 (Capitalization), 3.4
(Subsidiaries),   3.5   (Financial   Statements;   No   Undisclosed   Material
Liabilities),   3.19  (Brokers'  and  Finders'  Fees),  4.2  (Authority;   Non
Contravention; Necessary Consents and Filings) and 4.3 (Title to the Shares) shall be true and correct in all material respects at and as of the Closing Date, as if made at and as of such time (other than representations and warranties that address matters only as of a certain date, which shall be true and correct in all material respects as of such date), and (ii) the other representations and warranties of the Seller and the Parent contained in this Agreement, disregarding all qualifications and exceptions contained therein relating to materiality or a Company Material Adverse Effect or any similar standard or qualification, shall be true and correct in all respects at and as of the Closing Date, as if made at and as of such time (other than representations or warranties that address matters only as of a certain date, which shall be true and correct as of such date), except in this clause (ii) where the failure of all such representations and warranties to be true and correct, individually or in the aggregate, has not had or would not reasonably be expected to have a Company Material Adverse Effect.

         (b) COVENANTS AND AGREEMENTS. The Seller, the Parent and the Company shall have performed or complied in all material respects with the covenants and agreements required by this Agreement to be performed or complied with by them on or prior to the Closing Date (except for SECTION 6.13 (Elimination of Inter-Company Accounts and Certain Liabilities) which shall have been complied with in all respects).

         (c) OFFICER'S CERTIFICATES. The Seller shall have delivered to the Buyer a certificate, signed by an executive officer of the Seller and dated as of the Closing Date, certifying the matters set forth in SECTIONS 7.2(a) and 7.2(b). The Parent shall have delivered to the Buyer a certificate, signed by an executive officer of the Parent and dated as of the Closing Date, certifying the matters set forth in SECTIONS 7.2(a) and 7.2(b). The Company shall have delivered to the Buyer a certificate, signed by an executive officer of the Company and dated as of the Closing Date, certifying the matters set forth in SECTION 7.2(b).

         (d) AREA OF INTEREST AGREEMENT. The Company shall have executed and delivered the Area of Interest Agreement, dated the Closing Date (the "AREA OF INTEREST AGREEMENT"), substantially in the form attached hereto as EXHIBIT F.

         Section 7.3 ADDITIONAL CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE SELLER TO CLOSE. The obligations of the Seller to consummate the transactions contemplated hereby shall be subject to the satisfaction or waiver on or prior to the Closing Date of each of the following conditions, any one or more of which may be waived in writing by the Seller:

         (a) REPRESENTATIONS AND WARRANTIES. (i) The representations and warranties of the Buyer contained in SECTIONS 5.1(C) and (D) (ORGANIZATION; STANDING AND POWER; BUSINESS), 5.2 (Authority; Non Contravention; Necessary Consents and Filings), 5.3 (Capitalization; Subsidiaries; Anti-Dilution Protection; Registration Rights Agreements), 5.4 (The Buyer Reports; Financial Statements; No Undisclosed Material Liabilities), 5.5 (Absence of Certain Changes or Events), 5.9 (Compliance), 5.11 (Related Party Transactions), 5.17 (Brokers' and Finders' Fees) and 5.19 (Buyer Expenses) shall be true and correct at and as of the Closing Date, as if made at and as of such time (other than representations and warranties that address matters only as of a certain date, which shall be true and correct at and as of such date), and
(ii) the other representations and warranties of the Buyer contained in this Agreement, disregarding all qualifications and exceptions contained therein relating to materiality or any similar standard or qualification, shall be true and correct in all respects at and as of the Closing Date, as if made at and as of such time (other than representations or warranties that address matters only as of a certain date, which shall be true and correct as of such date), except in this clause (ii) where the failure of all such representations and warranties to be true and correct, individually or in the aggregate, has not had or would not reasonably be expected to have a material adverse effect on the Buyer.

         (b) COVENANTS AND AGREEMENTS. The Buyer shall have performed or complied in all material respects with the covenants and agreements required by this

Agreement to be performed or complied with by the Buyer on or prior to the Closing Date.

         (c) OFFICER'S CERTIFICATE. The Seller shall have received a certificate, signed on behalf of the Buyer by a senior executive officer of the Buyer, certifying as to the matters set forth in SECTIONS 7.3(a) and 7.3(b).

         (d) LITIGATION. There shall not be pending or threatened in writing any Action by any Governmental Entity or any Action that has a reasonable likelihood of success by any third party, in each case, (A) challenging the acquisition by the Buyer of the Shares, seeking to restrain or prohibit the consummation of the Stock Purchase or the CMAC Merger or any of the other transactions contemplated hereby, (B) seeking to prohibit, limit or impose restrictions on or requirements related to the ownership or operation by the Company, the Buyer or any of their respective Affiliates of any material portion of the business or assets of the Company, the Buyer or any of their respective Affiliates or to compel the Company, the Buyer or any of their respective Affiliates to dispose of or hold separate any material portion of the business or assets of the Company, the Buyer or any of their respective Affiliates, as a result of the Stock Purchase or any other transaction contemplated hereby, (C) seeking to impose limitations on the ability of the Buyer to acquire or hold, or exercise full rights of ownership of, the Shares or (D) seeking to prohibit the Buyer or any of its Affiliates from effectively controlling in any material respect the business or operations of the Company or any of the Company Subsidiaries.

         (e) AREA OF INTEREST AGREEMENT. The Buyer shall have executed and delivered the Area of Interest Agreement, dated the Closing Date, substantially in the form attached hereto as EXHIBIT F.

         (f) FOUNDERS OPTION. The Seller shall have received an executed Founders Option, substantially in the form attached hereto as EXHIBIT A, from each Founder. None of the Founders shall have repudiated the Founders Option to which such Founder is a party, each of which shall be in full force and effect.

         (g) PERFORMANCE WARRANTS. The Buyer shall have executed and delivered to the Seller the Performance Warrants, dated the Closing Date, substantially in the form attached hereto as EXHIBIT D

         (h) REGISTRATION RIGHTS AGREEMENT. The Buyer shall have executed and delivered the Registration Rights Agreement, dated the Closing Date (the "REGISTRATION RIGHTS AGREEMENT"), substantially in the form attached hereto as EXHIBIT G.

         (i) AMENDMENT TO FOUNDERS REGISTRATION RIGHTS AGREEMENT. The Buyer and the Founders shall have executed and delivered the Amendment to Founders Registration Rights Agreement, dated the Closing Date (the "AMENDMENT TO FOUNDERS REGISTRATION RIGHTS Agreement"), substantially in the form attached hereto as EXHIBIT H.

         (j) SEC COMPLIANCE. Immediately prior to the Closing, the Buyer shall be in compliance with the reporting requirements under the Exchange Act.

         (k) DIRECTOR AND OFFICER RESIGNATIONS. The Seller shall have received written resignation letters from each of the members of the Board of Directors and each of the officers of CMAC and CMAC Sub effective as of the Closing and the individuals set forth in SECTION 6.10 of the Seller Disclosure Letter shall be appointed, effective as of the Closing, as the directors and officers of the Buyer.

         (l) PAYOFF LETTERS. The Seller shall have received duly executed payoff letters (in form and substance reasonably acceptable to the Seller) with respect to the payment of the Buyer Expenses and the release of any Liens related thereto.

         (m) CMAC MERGER DISSENTERS. Not more than 10% of the issued and outstanding Buyer Common Stock shall have demanded an appraisal of their value in connection with the CMAC Merger in compliance (in all respects) with
Section 262 of the Delaware General Corporation Law.

         Section 7.4 FRUSTRATION OF CLOSING CONDITION. None of the parties to this Agreement may rely on the failure of any condition set forth in this ARTICLE VII to be satisfied if such failure was caused by such party's failure to use reasonable efforts to consummate the Stock Purchase and the other transactions contemplated by this Agreement.

                                 ARTICLE VIII

                           TERMINATION OF AGREEMENT

         Section 8.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing Date:

         (a)      by the mutual written consent of the Buyer and the Seller;

         (b)      by the Buyer or the Seller:

                  (i) if (x) any Governmental Entity shall have issued an Order (which has not been vacated, withdrawn or overturned) permanently restraining, enjoining or otherwise prohibiting the acceptance for payment of, or payment for, the Shares pursuant to the Stock Purchase or makes consummation of the Stock Purchase or the CMAC Merger illegal or otherwise prohibited and such Order shall have become final and nonappealable or (y) there is any Law prohibiting the consummation of the Stock Purchase or the CMAC Merger; provided, HOWEVER, that the right to terminate this Agreement pursuant to this SECTION 8.1(b) shall not be available to any party that has failed to perform in all material respects its obligations under SECTION 6.6;

                  (ii) if the Closing Date shall not have occurred on or before August 30, 2006 (the "OUTSIDE DATE"); or

                  (iii) if the Stock Purchase and CMAC Merger have been submitted to the stockholders of the Buyer for approval at a Stockholders' Meeting and the Requisite Buyer Vote is not obtained;

         (c) by the Seller, if there shall have occurred, on the part of the Buyer, a breach of any representation, warranty, covenant or agreement contained in this Agreement, which (i) would result in a failure of a condition set forth in SECTIONS 7.3(a) or 7.3(b) and (ii) is not curable or, if curable, is not cured within the earlier of (x) thirty (30) days after written notice of such breach is given by the Seller to the Buyer and (y) the Outside Date;

         (d) by the Buyer, if there shall have occurred, on the part of the Seller or the Parent, a breach of any representation, warranty, covenant or agreement contained in this Agreement which (i) would result in a failure of a condition set forth in SECTIONS 7.2(a) or 7.2(b) and (ii) is not curable or, if curable, is not cured within the earlier of (x) thirty (30) days after written notice of such breach is given by the Buyer to the Seller and the Parent and (y) the Outside Date;

         Section 8.2 NOTICE OF TERMINATION; EFFECT OF TERMINATION. Any termination of this Agreement under SECTION 8.1 will be effective immediately upon the delivery of a valid written notice of the terminating party to the other parties hereto, subject, if applicable, to the 30-day cure period under SECTIONS 8.1(c) and 8.1(d). In the event of the termination of this Agreement under SECTION 8.1, this Agreement shall be void and of no further force or effect, with no liability on the part of any party hereto, except that (a)
SECTION 6.4(b), this SECTION 8.2 and ARTICLE IX shall survive the termination of this Agreement and (b) nothing in this Agreement shall relieve any party from liability for any willful breach of this Agreement or willful failure to perform its obligations under this Agreement. No termination of this Agreement shall affect the obligations of the parties contained in any confidentiality agreement entered into between the Seller, on the one hand, and the Buyer, on the other hand, all of which obligations shall survive termination of this Agreement in accordance with their terms.

         Section 8.3 NO CLAIM AGAINST TRUST FUND. It is understood and agreed by the Seller, the Parent and the Company that in the event of any breach of this Agreement or any of the Ancillary Agreements by the Buyer, that they have no right, title, interest or claim of any kind in or to any amount of the funds held in the Trust Fund, they hereby waive any claim they may have in the future as a result of, or arising out of, this Agreement and any of the Ancillary Agreements that would adversely affect the amount of the funds held in the Trust Fund and they will not seek recourse against the Trust Fund for any reason whatsoever.

                                  ARTICLE IX

                                 MISCELLANEOUS

         Section 9.1 NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in this Agreement, or in any instrument delivered pursuant to this Agreement, shall terminate on the Closing Date, and only the covenants or agreements that by their terms survive the Closing Date shall survive the Closing Date.

         Section 9.2 NOTICES. All notices and other communications under this Agreement shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first Business Day following such receipt if the date is not a Business Day) of transmission by facsimile or (iii) on the date of confirmation of receipt (or, the first Business Day following such receipt if the date is not a Business Day) if delivered by a nationally-recognized courier service. All notices or other communications hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

         (a)      if to the Buyer, to:

                  China Mineral Acquisition Corporation
                  210 E. 85th Street, Suite 16
                  New York, New York 10028
                  Attention:  Chief Executive Officer
                  Facsimile:  (212) 202-3599

                  with a copy to:

                  Loeb & Loeb LLP
                  345 Park Avenue
                  New York, NY 10154
                  Attention:  Mitchell S. Nussbaum, Esq.
                  Facsimile:  (212) 407-4990

         (b)      if to the Parent, the Seller or the Company, to:

                  c/o Ivanhoe Energy Inc.
                  The World Trade Centre Suite 654-999
                  Canada Place
                  Vancouver, BC
                  Canada V6C 3E1
                  Attention:  Corporate Secretary
                  Facsimile:  604-682-2060

                  with a copy to:

                  Paul, Weiss, Rifkind, Wharton & Garrison LLP
                  1285 Avenue of the Americas
                  New York, New York 10019-6064
                  Attention:  Jeffrey D. Marell, Esq.
                  Facsimile:  (212) 757-3990

                  and
                  Goodmans LLP
                  19th Floor - 355 Burrard Street

                  Vancouver, BC
                  Canada V6C 2G8
                  Attention:  Steve Robertson, Esq.
                  Facsimile:  (604) 682-7131

         Section 9.3 INTERPRETATION. When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Articles or Sections, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. For purposes of this Agreement, the words "include," "includes" and "including" shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any statute, regulation, or other law defined or referred to herein (or in any agreement or instrument that is referred to herein) means such statute, regulation or other law as, from time to time, may be amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor statutes and references herein to any law shall be deemed also to refer to all rules and regulations promulgated thereunder. References to a Person also refer to its predecessors and permitted successors and assigns and references to the terms "Dollars" and "$" mean United States Dollars unless otherwise specified.

         Section 9.4 ENTIRE AGREEMENT; THIRD-PARTY BENEFICIARIES. This Agreement and the Ancillary Agreements and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein or therein, including the Seller Disclosure Letter and the Buyer Disclosure Letter, and the Confidentiality Agreement (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that the Confidentiality Agreement shall continue in full force and effect until the Closing and shall survive any termination of this Agreement, and (b) are not intended to confer upon any other Person any rights or remedies hereunder.

         Section 9.5 SEVERABILITY. In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties to this Agreement. The parties hereto further agree to replace any such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.

         Section 9.6       FEES AND EXPENSES.

         (a) Except as otherwise provided in this Agreement, all fees and expenses incurred in connection with this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby shall be paid by the party incurring such expenses, whether or not the Stock Purchase is consummated.

         (b) Notwithstanding anything to the contrary herein, all sales, use, value added, transfer, stamp, registration, documentary, excise, real property transfer or gains, or similar Taxes incurred as a result of the transactions contemplated by this Agreement shall be borne and paid one half by the Seller and one half by the Buyer.

         (c) All filing fees payable in connection with obtaining any Necessary Consents and Filings shall be paid by the Buyer.

         Section 9.7 AMENDMENT. Subject to applicable laws, this Agreement may be amended by the parties hereto, by action taken or authorized by their respective boards of directors, at any time before or after the Requisite Buyer Vote is obtained; PROVIDED, after any such approval, no amendment shall be made which, under applicable laws or in accordance with the rules of any relevant stock exchange, requires further approval by such stockholders without such further stockholder approval. This Agreement may not be amended except by execution of an instrument in writing signed on behalf of each of the Buyer, the Parent and the Seller.

         Section 9.8 EXTENSION; WAIVER. At any time prior to the Closing Date and subject to applicable laws, any party hereto, by action taken or authorized by its board of directors, may: (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto; (b) waive any inaccuracies in the representations and warranties made to such party in this Agreement or in any document delivered pursuant hereto; and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained in this Agreement. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

         Section 9.9       OTHER REMEDIES; SPECIFIC PERFORMANCE.

         (a) OTHER REMEDIES. Except as otherwise provided in this Agreement, any and all remedies herein expressly conferred upon a party will be deemed cumulative with, and not exclusive of, any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.

         (b) SPECIFIC PERFORMANCE. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

         Section 9.10 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws. The parties hereto hereby declare that it is their intention that this Agreement shall be regarded as made under the laws of the State of Delaware and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required. Each of the parties hereto: (a) agrees that this Agreement involves at least $100,000.00, (b) agrees that this Agreement has been entered into by the parties hereto in express reliance upon 6 DEL. C. ss. 2708, (c) irrevocably and unconditionally submits to the exclusive jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware with respect to all actions and proceedings arising out of or relating to this Agreement and the transactions contemplated hereby; (d) agrees that all claims with respect to any such action or proceeding shall be heard and determined in such courts and agrees not to commence any action or proceeding relating to this Agreement or the transactions contemplated hereby except in such courts; (e) irrevocably and unconditionally waives any objection to the laying of venue of any action or proceeding arising out of this Agreement or the transactions contemplated hereby and irrevocably and unconditionally waives the defense of an inconvenient forum; (f) agrees that any service of process or other legal summons in connection with any such dispute, litigation, action or proceeding brought in such courts may be served on it by mailing a copy of such process or summons to it in accordance with, and in the manner provided in, SECTION
9.2 hereof, with such service deemed effective on the fifth day after the date of such mailing; and (g) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         Section 9.11 RULES OF CONSTRUCTION. The parties to this Agreement agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Legal Requirement or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

         Section 9.12 THE SELLER DISCLOSURE LETTER AND BUYER DISCLOSURE LETTER. Each of the disclosure letter prepared by the Seller and delivered to the Buyer (the "SELLER DISCLOSURE LETTER") and the disclosure letter prepared by the Buyer and delivered to the Seller (the "BUYER DISCLOSURE LETTER"), in each case prior to the execution of this Agreement, is qualified in its entirety by reference to the specific provisions of this Agreement and nothing in the Seller Disclosure Letter or the Buyer Disclosure Letter is intended to broaden the scope of any representation or warranty contained in this Agreement or to create any representation, warranty, agreement or covenant on the part of the Seller, the Parent, the Company or the Buyer, respectively. The inclusion of any matter, information, item or other disclosure set forth in any section of the Seller Disclosure Letter or the Buyer Disclosure Letter shall not be deemed to constitute an admission of any liability of the Seller, the Parent, the Company or the Buyer to any third party or otherwise imply that such matter, information or item is material or creates a measure for materiality for purposes of this Agreement, is required to be disclosed under this Agreement, or has had or would reasonably be expected to have a material adverse effect on the business, assets, properties, liabilities, conditions, financial or otherwise, or results of operations of the Seller, the Parent, the Company (together with its Subsidiaries) or the Buyer, as the case may be. Certain matters disclosed in the Seller Disclosure Letter and the Buyer Disclosure Letter are not material and/or have been disclosed for informational purposes only. Each of the Seller Disclosure Letter and the Buyer Disclosure Letter sets forth items of disclosure with specific reference to the particular Section or subsection of this Agreement to which the information in such disclosure letter relates; PROVIDED, that any information set forth in one section of such disclosure letter will be deemed to apply to each other Section or subsection of this Agreement to the extent such disclosure is made in a way as to make its relevance to such other Section or subsection reasonably apparent.

         Section 9.13 ASSIGNMENT. No party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties. Any purported assignment in violation of this SECTION 9.13 shall be void. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 9.14 WAIVER OF JURY TRIAL. EACH OF THE SELLER, THE PARENT, THE COMPANY AND THE BUYER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE SELLER, THE PARENT, THE COMPANY OR THE BUYER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

         Section 9.15 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        THE PARENT

                                        IVANHOE ENERGY INC.


                                        By: /s/ Gordon Lancaster
                                            ----------------------------
                                            Name:  Gordon Lancaster
                                            Title: Chief Financial Officer


                                        THE SELLER

                                        SUNWING HOLDING CORPORATION


                                        By: /s/ Gerald Moench
                                            ----------------------------
                                            Name:  Gerald Moench
                                            Title: President



                                        THE COMPANY

                                        SUNWING ENERGY LTD.


                                        By: /s/ Gerald Moench
                                            ----------------------------
                                            Name:  Gerald Moench
                                            Title: President



                                        THE BUYER:

                                        CHINA MINERAL ACQUISITION CORPORATION


                                        By: /s/ Simon Mu
                                            ----------------------------
                                            Name:  Simon Mu
                                            Title: President and Chief
                                                   Executive Officer



Signature Page - Stock Purchase Agreement

                                                                     EXHIBIT A
                                                                     ---------

                           [FORM OF FOUNDERS OPTION]


         OPTION AGREEMENT (the "AGREEMENT"), dated as of May __, 2006, by and among Sunwing Holding Corporation, a Barbados company (the "OPTIONHOLDER"), and the person identified on SCHEDULE I hereto (the "FOUNDER"). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Purchase Agreement (hereinafter defined).

         WHEREAS, the Optionholder is a party to a Stock Purchase Agreement, dated as of the date hereof (the "PURCHASE AGREEMENT"), by and among the Optionholder, Ivanhoe Energy Inc., a Yukon, Canada corporation, Sunwing Energy Ltd., a Bermuda company, and China Mineral Acquisition Corporation, a Delaware corporation ("CMAC");

         WHEREAS, the Founder owns shares of common stock, par value $0.0001 per share, of CMAC;

         WHEREAS, the consummation of the transactions contemplated by the Purchase Agreement will inure to the benefit of the Founder;

         WHEREAS, to induce the Optionholder to enter into the Purchase Agreement, the Founder has agreed to grant to the Optionholder an option to purchase a portion of the shares of Buyer Common Stock owned by the Founder in accordance with the terms and subject to the conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

         1.       OPTION; EXERCISE.

                  (a) Subject to the other terms and conditions set forth herein, the Founder hereby grants to the Optionholder an irrevocable option (an "OPTION") to purchase that number of shares of Buyer Common Stock set forth opposite the Founder's name on SCHEDULE I hereto (the "SHARES") at a cash purchase price equal to $2.50 per share (the "PURCHASE PRICE"). The Option may, on one occasion, be exercised by the Optionholder, in whole or in part, during the period commencing on the date of release of the Founder's shares of Buyer Common Stock from escrow pursuant to that certain Stock Escrow Agreement, dated as of August 24, 2004, by and among CMAC, the Founder, Continental Stock Transfer & Trust Company and the other persons listed therein, which escrow agreement was entered into in connection with CMAC's initial public offering, and ending at 5:00 p.m. (Eastern time) on the day that is ten (10) calendar days after the Optionholder receives notice of such escrow release pursuant to Section 3(c) of this Agreement (the "OPTION PERIOD"). Notwithstanding anything to the contrary herein, if the Founder fails to notify the Optionholder in accordance with Section 3(c) of this Agreement that the Shares have been released from escrow and the Optionholder otherwise becomes aware of such release, the Optionholder shall have the right, at its election, to exercise the Option at any time during the ten (10) calendar day period after the date on which the Optionholder becomes aware of the escrow release.

                  (b) In the event of any change, after the date hereof, in the number of issued and outstanding shares of Buyer Common Stock by reason of any stock dividend, stock split, split-up, recapitalization, reorganization or other change in the corporate or capital structure of CMAC or any successor thereof, both the number and/or kind of Shares subject to the Option and the Purchase Price shall be appropriately adjusted to restore the Optionholder to its rights hereunder.

                  (c) In the event the Optionholder wishes to exercise the Option with respect to some or all of the Shares, the Optionholder shall send a written notice to the Founder at any time during the Option Period (the "EXERCISE NOTICE"), specifying a date for the closing of its purchase of the Shares to be purchased pursuant to the exercise of the Option, which date shall not be later than fifteen (15) Business Days and not earlier than five
(5) Business Days following the date the Exercise Notice is given. For the avoidance of doubt, provided the Option is duly exercised during the Option Period, such exercise shall be valid notwithstanding the fact that such specified closing date is to occur following the expiration of the Option Period.

         2. THE CLOSING. Any closing hereunder with respect to the purchase of Shares shall take place on the date specified by the Optionholder in its Exercise Notice, at 10:00 a.m., local time, at the offices of the Optionholder, or at such other time and place as the parties may agree (the "CLOSING DATE"). On the Closing Date, the Founder will deliver to the Optionholder a certificate or certificates representing the Shares subject to the exercised Option, free and clear of any liens, claims or other encumbrances whatsoever (collectively, "LIENS"), in the denominations designated by the Optionholder in its Exercise Notice, and the Optionholder will purchase such Shares from the Founder at the price per Share equal to the Purchase Price. Any such payments by the Optionholder shall be in cash by wire transfer of immediately available funds in accordance with the Founder's written instructions delivered to the Optionholder at least two (2) Business Days prior to the Closing Date.

         3.       TITLE; RESTRICTIONS ON TRANSFER; PRO RATA EXERCISE.

                  (a) The Founder hereby represents and warrants that (i) the Founder is the record and beneficial owner of the Shares set forth opposite his name on SCHEDULE 1, (ii) except as provided in Section 3(c), holds such Shares free and clear of any Liens (other than any Liens that will terminate upon the consummation of a "Business Combination," as such term is defined in the Certificate of Incorporation of CMAC) and (iii) the foregoing representations will be true and correct as of the Closing Date.

                  (b) The Founder hereby agrees that, from the date hereof until the end of the Option Period, no sale, transfer or other disposition shall be made of any or all of the Shares except (i) by gift to a member of the Founder's immediate family or to a trust, the beneficiary of which is the Founder or a member of the Founder's immediate family, (ii) by virtue of the laws of descent and distribution upon death of the Founder, or (iii) pursuant to a qualified domestic relations order; PROVIDED, HOWEVER, that such permissive transfers may be implemented only upon the respective transferee's written agreement to be bound by the terms and conditions of this Agreement in a form reasonably acceptable to the Optionholder. Except as provided in Section 3(c), from the date hereof until the end of the Option Period, the Founder shall not pledge or grant a security interest in the Shares or grant a security interest in his rights under this Agreement.

                  (c) The Founder hereby covenants that he shall take all reasonable action necessary to cause the Shares to be released from escrow under the Stock Escrow Agreement, dated as of August 24, 2004, by and among CMAC, the Founder, Continental Stock Transfer & Trust Company and the other persons listed therein, upon the termination of the escrow period under such agreement such that the Founder can perform his obligations under Section 2 on the Closing Date. The Founder hereby further covenants and agrees to provide the Optionholder with prompt written notice of the escrow agent's release of the Shares from escrow upon termination of the escrow period under the escrow agreement referenced in the foregoing sentence.

                  (d) The Optionholder hereby acknowledges that Daniel Kunz, Dr. Simon Mu, Dr. Bing Zhao, Cui Guisheng and Ma Xiao have each executed and delivered to the Optionholder an option agreement, substantially in the form of this Agreement, to be effective as of (and subject to the occurrence of) the Closing, pursuant to which the Optionholder has been granted an option to purchase a portion of the shares of Buyer Common Stock owned by each such Person. The Optionholder hereby agrees that if it desires to acquire shares of Buyer Common Stock pursuant to the exercise of any of these options, the Optionholder will not exercise its rights under just one option agreement to acquire such shares but shall instead acquire the desired aggregate number of shares on a pro rata basis from all of the optionors in accordance with the following formula (as applied to each optionor): (x) the aggregate number of shares the Optionholder desires to acquire multiplied by (y) a fraction, the numerator of which is the number of shares of Buyer Common Stock owned by such optionor and subject to his respective option agreement, and the denominator of which is the total number of shares of Buyer Common Stock then subject to all of the option agreements referenced in the first sentence of this Section 3(d).

         4. TERMINATION OF PURCHASE AGREEMENT. Notwithstanding anything to the contrary contained in this Agreement, in the event the Purchase Agreement is terminated for any reason (other than the failure of this Agreement to be in full force and effect as of the closing of the Purchase Agreement), this Agreement shall automatically, and without any action by any party, terminate.

         5.       MISCELLANEOUS.

                  (a) GOVERNING LAW. The validity, interpretation, and performance of this Agreement shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws. The parties hereby agree that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

                  (b) SPECIFIC PERFORMANCE. The Founder acknowledges that if he fails to perform any of his obligations under this Agreement, immediate and irreparable harm or injury would be caused to the Optionholder for which money damages would not be an adequate remedy. In such event, the Founder agrees that the Optionholder shall have the right, in addition to any other rights it may have, to specific performance of this Agreement. Accordingly, if the Optionholder should institute an action or proceeding seeking specific enforcement of the provisions hereof, the Founder hereby waives the claim or defense that the Optionholder has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such remedy at law exists.

                  (c)      ENTIRE  AGREEMENT.   This  Agreement  contains  the
entire agreement of the parties hereto with respect to the subject matter hereof and, except as expressly provided herein, may not be changed or modified except by an instrument in writing signed by the party to the charged.

                  (d) HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation thereof.

                  (e) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their legal representatives, successors and assigns.

                  (f) FURTHER ASSURANCES. Each of the parties hereto shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any person or entity) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

                  (g) NOTICES. Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally or be mailed, certified or registered mail, or by private national courier service, return receipt requested, postage prepaid, and shall be deemed given when so delivered personally or, if mailed, two days after the date of mailing, as follows:

                  If to the Optionholder, to:

                           Sunwing Holding Corporation
                           The World Trade Centre

                           654-999 Canada Place
                           Vancouver, BC
                           Canada V6C 3E1
                           Attn:  Corporate Secretary

                  With a copy to:

                           Paul, Weiss, Rifkind, Wharton & Garrison LLP
                           1285 Avenue of the Americas
                           New York, New York 10019
                           Attn: Jeffrey D. Marell, Esq.

                  and:

                           Goodmans LLP
                           19th Floor - 355 Burrard Street
                           Vancouver, BC
                           Canada V6C 2G8
                           Attention: Steve Robertson, Esq.

                  If to the Founder, at his address set forth in SCHEDULE I.

                  With a copy to:

                           Loeb & Loeb LLP
                           345 Park Avenue
                           New York, New York 10154
                           Attn:   Mitchell S. Nussbaum, Esq.

         The parties may change the persons and addresses to which the notices or other communications are to be sent by giving written notice to any such change in the manner provided herein for giving notice.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                  IN WITNESS WHEREOF, each of the undersigned has executed this Option Agreement as of the date first above written.

                                         SUNWING HOLDING CORPORATION


                                         By: __________________________________
                                             Name:
                                             Title:


                                         FOUNDER:


                                             __________________________________




Signature Page - Founders Option

                                                                    SCHEDULE I



----------------------------------------------------- ------------------------

Name and Address of Founder(1)                            Number of Shares
===================================================== ========================
Dr. Simon Mu 50,000 62 Jackson Drive
Cresskill, New Jersey 07626
----------------------------------------------------- ------------------------
Dr. Bing Zhao                                                  100,000
Flat 18B, Tower One
23 Old Peak Road
Hong Kong, PRC
----------------------------------------------------- ------------------------
Mr. Daniel Kunz 100,000 2007 Warm Springs Avenue
Boise, Idaho 83712
----------------------------------------------------- ------------------------
Mr. Cui Guisheng                                               125,000
Room 29B, Shunan Building
Cathy Plaza
Hong Kong, PRC
----------------------------------------------------- ------------------------
Mr. Ma Xiao                                                    125,000
Room B-2008, Zhongshen Garden
Caitan Road
Futian District, Shenzhen, PRC
----------------------------------------------------- ------------------------

--------
(1) Execution copy of Founder Option will set forth information with respect to the respective Founder party thereto.

                                                                     EXHIBIT B
                                                                     ---------



BALANCE SHEET RULES

1. The accounting principles, methods and practices utilized in preparing the audited consolidated balance sheets of the Company and the Company Subsidiaries as of December 31, 2005, applied on a consistent basis.

2. All accruals shall be computed as if the Closing Date was the Company's normal year-end date.

                                                                     EXHIBIT C
                                                                     ---------


CURRENT ASSETS

Cash and Cash Equivalents
Accounts Receivable, net of allowance for doubtful accounts
Prepaid Expenses


CURRENT LIABILITIES

Accounts Payable
Accrued Liabilities

                                                                     EXHIBIT D
                                                                     ---------



                        [FORM OF PERFORMANCE WARRANTS]

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR FOREIGN JURISDICTION. NEITHER THIS WARRANT, SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

                 _____________________________________________

                          CHINA IVANHOE ENERGY, LTD.
                         COMMON STOCK PURCHASE WARRANT
                 _____________________________________________

         This certifies that, for good and valuable consideration, China Ivanhoe Energy, Ltd., a corporation organized under the laws of the British Virgin Islands (formerly known as China Mineral Acquisition Corporation, a Delaware corporation, the "COMPANY"), grants to Sunwing Holding Corporation, a Barbados company (the "WARRANTHOLDER"), the right to subscribe for and purchase  from  the  Company,  during  the  Exercise  Period  (as  hereinafter defined), two million (2,000,000)(1) validly issued, fully paid and nonassessable shares, no par value, of Common Stock of the Company (the "WARRANT SHARES"), at the exercise price per share of $5.00,(1) subject to adjustment pursuant to Section 5 hereof (the "EXERCISE PRICE"), all subject to the terms, conditions and adjustments herein set forth. Capitalized terms used herein shall have the meanings ascribed to such terms in Section 9 below.

         1. WARRANT. This Warrant is issued pursuant to the Stock Purchase Agreement, dated as of ______, 2006 (the "PURCHASE AGREEMENT"), by and among the Warrantholder, Ivanhoe Energy Inc., a Yukon, Canada corporation, Sunwing Energy Ltd. and the Company.

         2.       EXERCISE OF WARRANT; PAYMENT OF TAXES; REGULATORY FILINGS.

                  2.1 EXERCISE OF WARRANT. Subject to the terms and conditions set forth herein, this Warrant may be exercised at any time, in whole or in part, by the Warrantholder during the Exercise Period by:

--------
(1) The number of Warrant Shares and strike price will be appropriately adjusted in the event of a stock split, combination, etc. occurring prior to the closing of the transactions contemplated by the Purchase Agreement.

                           (a)      the  surrender  of  this  Warrant  to  the
Company, with a duly executed Exercise Form, and

                           (b)      the  delivery  of payment to the  Company,
for the account of the Company, by cash, wire transfer, certified or official bank check or any other means approved by the Company, of the aggregate Exercise Price in lawful money of the United States of America.

The Company agrees that the Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid.

                  2.2 WARRANT SHARES CERTIFICATE. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder within five (5) Business Days after receipt of the Exercise Form by the Company and the payment by the Warrantholder of the aggregate Exercise Price. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the right to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

                  2.3 PAYMENT OF TAXES. The Company will pay all documentary stamp or other issuance taxes, if any, attributable to the issuance of Warrant Shares upon the exercise of this Warrant; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Warrants or Warrant certificates or Warrant Shares in a name other than that of the then Warrantholder as reflected upon the books of the Company.

                  2.4 REGULATORY FILINGS. The Company shall prepare and file, and cooperate with the Warrantholder so that it may prepare and file, in each case within five (5) Business Days of a request by the Warrantholder, notification and report forms in compliance with the HSR Act, and shall otherwise fully comply with the requirements of the HSR Act, to the extent required in connection with the issuance of the Warrant Shares. The Company shall bear all of its own expenses and all of its own out-of-pocket expenses (including reasonable attorneys' fees, charges and expenses) and filing fees of such holder in connection with any such preparation and filing.

         3.       RESTRICTIVE  LEGEND.  Except as otherwise  permitted by this
Section 3, each Warrant (and each Warrant issued in substitution for any Warrant pursuant to Section 6) shall be stamped or otherwise imprinted with a legend in substantially the form as set forth on the cover of this Warrant. Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a certificate for Warrant Shares, in each case without a legend, if either (i) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act, (ii) the Warrantholder has delivered to the Company an opinion of legal counsel (from a firm reasonably satisfactory to the Company), which opinion shall be addressed to the

Company and be reasonably satisfactory in form and substance to the Company's counsel, to the effect that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be, or (iii) such Warrant or Warrant Shares may be sold pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act.

         4.       RESERVATION  AND   REGISTRATION   OF  SHARES.   The  Company
covenants and agrees as follows:

                           (a)      All  Warrant  Shares  that are issued upon
the exercise of this Warrant shall, upon issuance, be validly issued, not subject to any preemptive rights, and be free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue.

                           (b)      The  Company   shall  at  all  times  have
authorized and reserved, and shall keep available and free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

                  (c) The Company shall not, by amendment of its Memorandum and Articles of Association or through any reorganization, transfer of assets, spin-off, consolidation, merger, dissolution, issue or sale of securities or any other action or inaction, seek to avoid the observance or performance of any of the terms of this Warrant, and shall at all times in good faith assist in performing and giving effect to the terms hereof and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment.

         5. ANTI-DILUTION ADJUSTMENTS. The Exercise Price and the number of Warrant Shares to be received upon exercise of this Warrant shall be subject to adjustment as follows:

                  5.1 DIVIDEND, SUBDIVISION, COMBINATION OR RECLASSIFICATION OF COMMON STOCK. In the event that the Company shall at any time or from time to time, after the issuance of this Warrant but prior to the exercise hereof, (i) make a dividend or distribution on the outstanding shares of Common Stock payable in Capital Stock, (ii) subdivide the outstanding shares of Common Stock into a larger number of shares, (iii) combine the outstanding shares of Common Stock into a smaller number of shares or (iv) issue any shares of its Capital Stock in a reclassification of the Common Stock (other than any such event for which an adjustment is made pursuant to another clause of this Section 5), THEN, and in each such case, (A) the aggregate number of Warrant Shares for which this Warrant is exercisable (the "WARRANT SHARE NUMBER") immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the Warrantholder shall be entitled to receive upon exercise of this Warrant the number of shares of Common Stock or other securities of the Company that it would have owned or would have been entitled to receive upon or by reason of any of the events described above, had this Warrant been exercised immediately prior to the occurrence of such event and (B) the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares issuable immediately thereafter. An adjustment made pursuant to this Section 5.1 shall become effective retroactively (x) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution or (y) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

                  5.2 CERTAIN DISTRIBUTIONS. In case the Company shall at any time or from time to time, after the issuance of this Warrant but prior to the exercise hereof, distribute to all holders of shares of Common Stock (including any such distribution made in connection with a merger or consolidation in which the Company is the resulting or surviving Person and shares of Common Stock are not changed or exchanged) cash, evidences of indebtedness of the Company or another issuer, securities of the Company or another issuer or other assets (excluding dividends or distributions payable in shares of Common Stock for which adjustment is made under Section 5.1) or rights or warrants to subscribe for or purchase any of the foregoing, THEN, and in each such case, (A) the Exercise Price then in effect shall be adjusted (and any other appropriate actions shall be taken by the Company) by the product obtained by multiplying the Exercise Price in effect prior to the date of distribution by a fraction (i) the numerator of which shall be such Current Market Price of Common Stock immediately prior to the date of distribution less the then fair market value (as determined in good faith by a majority of the Unaffiliated Board Members) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such rights or warrants applicable to one share of Common Stock and (ii) the denominator of which shall be the Current Market Price of the Common Stock immediately prior to the date of distribution (but such fraction shall not be greater than one) and (B) the Warrant Share Number shall be increased by the product obtained by multiplying by the Warrant Share number by a fraction (i) the numerator of which shall be the Current Market Price of one share of Common Stock immediately prior to the record date for the distribution of such cash, evidences of indebtedness, securities, other assets or rights or warrants and
(ii) the denominator of which shall be the Current Market Price of one share of Common Stock immediately prior to such record date less the fair market value (as determined in good faith by a majority of the Unaffiliated Board Members) of the portion of such cash, evidences of indebtedness, securities, other assets or rights or warrants so distributed. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

                  5.3 OTHER CHANGES. In case the Company at any time or from time to time, after the issuance of this Warrant but prior to the exercise hereof, shall take any action affecting its Common Stock similar to or having an effect similar to any of the actions described in any of Sections 5.1, 5.2 or 5.7 (but not including any action described in any such Section) and a majority the Unaffiliated Board Members in good faith determines that it would be equitable in the circumstances to adjust the Exercise Price and/or the Warrant Share Number as a result of such action, THEN, and in each such case, the Exercise Price and/or the Warrant Share Number shall be adjusted in such manner and at such time as a majority of the Unaffiliated Board Members in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be delivered to the Warrantholder).

                  5.4 NO ADJUSTMENT; PAR VALUE MINIMUM. Notwithstanding anything herein to the contrary, no adjustment under this Section 5 need be made to the Exercise Price or Warrant Share Number if the Company receives written notice from the Warrantholder that no such adjustment is required. Notwithstanding any other provision of this Warrant, the Exercise Price shall not be adjusted below the par value of a share of Common Stock.

                  5.5 ABANDONMENT. If the Company shall take a record of the holders of shares of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Exercise Price or Warrant Share Number shall be required by reason of the taking of such record.

                  5.6 CERTIFICATE AS TO ADJUSTMENTS. Upon any adjustment in the Exercise Price or Warrant Share Number, the Company shall within a reasonable period (not to exceed ten (10) days) following any of the foregoing transactions deliver to the Warrantholder a certificate, signed by the Chief Executive Officer of the Company and the Chief Financial Officer of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the adjusted Exercise Price and Warrant Share Number then in effect following such adjustment.

                  5.7 REORGANIZATION, RECLASSIFICATION, SALE TRANSACTION OR MERGER. In case of any capital reorganization, reclassification, Sale Transaction, merger or consolidation (other than a Sale Transaction or a merger or consolidation of the Company in which the Company is the surviving corporation) of the Company or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value) (each, a "Transaction") at any time after the issuance of this Warrant but prior to the exercise hereof, the Company shall execute and deliver to the Warrantholder at least ten (10) Business Days prior to effecting such Transaction a certificate stating that the Warrantholder shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock or other securities, property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock into which this Warrant could have been exercised immediately prior to such Transaction, and provision shall be made therefor in the agreement, if any, relating to such Transaction. Such certificate shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this Section 5.7 and any equivalent thereof in any such certificate similarly shall apply to successive transactions.

                  5.8 REQUIRED NOTICES. In case at any time or from time to time:

                           (a)      the Company  shall  declare a dividend (or
any other distribution) on its shares of Common Stock;

                           (b)      the Company  shall  authorize the granting
to the holders of shares of its Common Stock rights or warrants to subscribe for or purchase any shares of Capital Stock or any other rights or warrants;

                           (c)      there shall occur a Transaction;

                           (d)      the  Company  shall take any other  action
that would require a vote of the Company's stockholders; or

                           (e)      the  Company  shall  give  notice  to  the
holders of the IPO Warrants of the redemption of the IPO Warrants in accordance with the IPO Warrant Agreement;

then the Company shall mail to the Warrantholder, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating, as applicable, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or granting of rights or warrants are to be determined, (B) the date on which such Transaction is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for shares of stock or other securities or property or cash deliverable upon such Transaction or (C) the Redemption Date of the IPO Warrants. Notwithstanding the foregoing, in the case of any event to which Section 5.7 is applicable, the Company shall also deliver the certificate described in such Section 5.7 to the Warrantholder at least ten (10) Business Days prior to effecting such reorganization or reclassification as aforesaid.

         6. LOSS OR DESTRUCTION OF WARRANT. Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.

         7. OWNERSHIP OF WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer.

         8. AMENDMENTS. Any provision of this Warrant may be amended and the observance thereof waived only with the written consent of the Company and the Warrantholder.

         9. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         "BUSINESS DAY" means any day other than a Saturday, Sunday or a United States federal holiday and shall consist of the time period from 12:01 a.m. through 12:00 midnight Eastern time.

         "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of such Person's capital stock and any and all rights, warrants or options exchangeable for or convertible into such capital stock (but excluding any debt security whether or not it is exchangeable for or convertible into such capital stock).

         "COMMON STOCK" means the ordinary shares, no par value, of the Company.

         "COMMON STOCK EQUIVALENT" means any security or obligation which is by its terms convertible into or exercisable into shares of Common Stock, including, without limitation, any option, warrant or other subscription or purchase right with respect to Common Stock.

         "COMPANY" has the meaning set forth in the first paragraph of this Warrant.

         "CURRENT MARKET PRICE" means, as of the date of determination, (a) the average of the daily Market Price under clause (a), (b) or (c) of the definition thereof of the Common Stock during the immediately preceding thirty
(30) trading days ending on such date and (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, then the Market Price under clause (d) of the definition thereof on such date.

         "EXERCISE FORM" means an Exercise Form in the form annexed hereto as EXHIBIT A.

         "EXERCISE PERIOD" means the period commencing on the Redemption Notice Date and ending at the close of business on the second anniversary of the consummation of the transactions contemplated by the Purchase Agreement.

         "EXERCISE PRICE" has the meaning set forth in the first paragraph of this Warrant.

         "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

         "IPO WARRANT AGREEMENT" means the Warrant Agreement, dated as of August 24, 2004, by and between China Mineral Acquisition Corporation and Continental Stock Transfer & Trust Company, as amended from time to time.

         "IPO WARRANTS" means the warrants to purchase shares of Common Stock, issued pursuant to the IPO Warrant Agreement.

         "MAJORITY WARRANTHOLDERS" means the holders of a majority of Warrant Shares issuable upon exercise of all of the warrants issued pursuant the Purchase Agreement assuming the exercise of all such warrants.

         "MARKET PRICE" means, as of the date of determination, (a) if the Common Stock is listed on a national securities exchange, the closing price per share of Common Stock on such date published in THE WALL STREET JOURNAL (NATIONAL EDITION) or, if no such closing price on such date is published in THE WALL STREET JOURNAL (NATIONAL EDITION), the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading; or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the National Association of Securities Dealers, Inc., the last trading price of the Common Stock on such date; or (c) if there shall have been no trading on such date or if the Common Stock is not designated as a national market system security by the National Association or Securities Dealers, Inc., the average of the reported closing bid and asked prices of the Common Stock on such date as shown by the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System and reported by any member firm of the New York Stock Exchange selected by the Company; or (d) if none of (a), (b) or (c) is applicable, a market price per share determined mutually by a majority of the Unaffiliated Board Members and the Majority Warrantholders or, if a majority of the Unaffiliated Board Members and the Majority Warrantholders shall fail to agree, at the Company's expense by an appraiser chosen by a majority of the Unaffiliated Board Members and reasonably acceptable to the Majority Warrantholders. Any determination of the Market Price by an appraiser shall be based on a valuation of the Company as an entirety without regard to any discount for minority interests or disparate voting rights among classes of capital stock.

         "PERSON" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

         "PURCHASE AGREEMENT" has the meaning set forth in Section 1 of this Warrant.

         "REDEMPTION NOTICE DATE" means the date the Company first gives notice of redemption of the IPO Warrants to the holders of IPO Warrants pursuant to the terms of the IPO Warrant Agreement; the Company and the Warrantholder hereby acknowledging that, pursuant to the IPO Warrant Agreement as in effect on the date hereof, the Company, at its option, may redeem the IPO Warrants provided that the last sales price of the Common Stock has been equal to or greater than $8.50 per share (as the same may be adjusted pursuant to the terms of the IPO Warrant Agreement), on each of twenty (20) trading days within any thirty
(30) trading day period ending on the third business day prior to the date on which notice of redemption is given pursuant to the terms of the IPO Warrant Agreement.

         "SALE TRANSACTION" shall mean (A) (i) the merger or consolidation of the Company into or with one or more Persons, (ii) the merger or consolidation of one or more Persons into or with the Company or (iii) a tender offer or other business combination if, in the case of (i), (ii) or (iii), the stockholders of the Company prior to such merger or consolidation do not retain at least a majority of the voting power of the surviving Person or (B) the voluntary sale, conveyance, exchange or transfer to another Person of (i) the voting Capital Stock of the Company if, after such sale, conveyance, exchange or transfer, the stockholders of the Company prior to such sale, conveyance, exchange or transfer do not retain at least a majority of the voting power of the Company or (ii) all or substantially all of the assets of the Company.

         "SECURITIES  ACT" means the Securities  Act of 1933, as amended,  and
the  rules  and   regulations  of  the  Securities  and  Exchange   Commission
thereunder.

         "TRANSACTION" has the meaning set forth in Section 5.7 of this Warrant.

         "UNAFFILIATED BOARD MEMBERS" shall mean, as of the time of any determination to be made by the Unaffiliated Board Members, a majority of the members of the Board of Directors of the Company that, as of such time, are unaffiliated with the Warrantholder.

         "WARRANT SHARE NUMBER" has the meaning set forth in Section 5.1 of this Warrant.

         "WARRANT SHARES" has the meaning set forth in the first paragraph of this Warrant.

         "WARRANTHOLDER" has the meaning set forth in the first paragraph of this Warrant.

         10.      MISCELLANEOUS.

                  10.1 ENTIRE AGREEMENT. This Warrant (together with the Purchase Agreement) constitutes the entire agreement between the Company and the Warrantholder with respect to the Warrant and supersedes all prior agreements and understanding with respects to the subject matter of this Warrant.

                  10.2 BINDING EFFECT; BENEFITS. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any Person other than the Company and the Warrantholder, or their respective successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

                  10.3 HEADINGS. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning of this Warrant.

                  10.4 NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                  (a) if to the Company: China Ivanhoe Energy Ltd. Suite 1900, 101-6th Avenue S.W. Calgary, Alberta T2P 3P4 Attention:
                           President Facsimile: (403) 237-6865

                  with a copy to:

                           Goodmans LLP
                           19th Floor - 355 Burrard Street
                           Vancouver, BC
                           Canada V6C 2G8
                           Facsimile:  604-682-7131
                           Attention:  Steve Robertson, Esq.

                  (b)      if to the Warrantholder:
                           Sunwing Holding Corporation
                           c/o Ivanhoe Energy Inc.
                           654-999 Canada Place
                           Vancouver, BC
                           Canada V6C 3E1
                           Facsimile:  604-682-2060
                           Attention:  Corporate Secretary

                  with a copy to:
                           Paul, Weiss, Rifkind, Wharton & Garrison
                           1285 Avenue of the Americas

                           New York, NY 10019-6064
                           Facsimile: (212) 757-3990
                           Attention:  Jeffrey D. Marell, Esq.

                  and:

                           Goodmans LLP
                           19th Floor - 355 Burrard Street
                           Vancouver, BC
                           Canada V6C 2G8
                           Facsimile:  604-682-7131
                           Attention: Steve Robertson, Esq.

         All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 10.4 designate another address or Person for receipt of notices hereunder.

                 10.5 SEVERABILITY. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

                 10.6 GOVERNING LAW. The validity, interpretation, and performance of this Warrant shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Warrant shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in
Section 10.4. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim.

                  10.7 NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

                  10.8 COUNTERPARTS. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                                           CHINA IVANHOE ENERGY, LTD.


                                           By: ________________________________
                                               Name:
                                               Title:
Dated:  ________, 2006

                                   EXHIBIT A

                                 EXERCISE FORM

                (To be executed upon exercise of this Warrant)


         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase ________ shares of Common Stock and herewith tenders payment for such shares to the order of the Company in the amount of $______ in accordance with the terms of this Warrant. The undersigned requests that a certificate for such Warrant Shares be registered in the name of the undersigned and that such certificates be delivered to the undersigned's address below.

         The undersigned represents that it is acquiring such shares for its own account for investment and not with a view to or for sale in connection with any distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within its control).

Dated:

                                         Signature ___________________________


                                                   ___________________________
                                                   (Print Name)


                                                   ___________________________
                                                   (Street Address)

                                                   ___________________________
                                                   (City)   (State) (Zip Code)

                                                                     EXHIBIT E
                                                                     ---------


                         [FORM OF ARTICLES OF MERGER]


These  Articles of Merger made the [.] day of [.],  2006 between CHINA IVANHOE
ENERGY  LTD.  (the   "SURVIVING   COMPANY")  and  CHINA  MINERAL   ACQUISITION
CORPORATION (the "MERGING COMPANY").

NOW THEREFORE these Articles of Merger witnesseth as follows:

1. The merger of the Surviving Company and the Merging Company (the "MERGER") shall be effective on the date of the filing of these Articles of Merger with the Registry of Corporate Affairs of the British Virgin Islands (the "EFFECTIVE DATE").

2. The Memorandum and Articles of Association of the Surviving Company were registered with the Registrar of Corporate Affairs on the 29th day of March, 2006.

3. The Certificate of Incorporation and Bylaws of the Merging Company were filed with the Secretary of State of the State of Delaware, in the United States of America ("DELAWARE"), on the 30th day of March, 2004.

4. The Merger and the attached Plan of Merger were approved and adopted by the Surviving Company by a resolution of directors dated the [ ] of 2006 and by a resolution of the sole shareholder dated the [ ] of 2006.

5. The Merger and the attached Plan of Merger were approved, adopted, certified, executed and acknowledged for the Merging Company by a resolution of directors dated the [ ] of 2006 and by the affirmative vote of the Merging Company's stockholders at a special meeting held on [ ] of 2006.

6. The Surviving Company has complied with all the provisions of the laws of the British Virgin Islands and the Merging Company has complied with all the provisions of the laws of Delaware, to enable them to merge upon the Effective Date.

7. The executed Articles of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid Surviving Company, the address of which is as follows:

                           China Ivanhoe Energy Ltd.
                        Suite 1900, 101-6th Avenue S.W.
                           Calgary, Alberta T2P 3P4
                             Attention: President

8. A copy of the Articles of Merger will be furnished by the aforesaid Surviving Company, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

9. The aforesaid Surviving Company does hereby agree that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Merging Company, as well as for enforcement of any obligation of said Surviving Company arising from the merger herein certified, including any suit or other proceeding to enforce the right, if any, of any stockholder of Merging Company as determined in appraisal proceedings pursuant to the provisions of Section 262 of the General Corporation Law of the State of Delaware; does hereby irrevocably appoint the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceedings; and does hereby specify the following as the address to which a copy of such process shall be mailed by the Secretary of State of the State of Delaware:

                           China Ivanhoe Energy Ltd.
                        Suite 1900, 101-6th Avenue S.W.
                           Calgary, Alberta T2P 3P4
                             Attention: President

10. These Articles of Merger may be executed in counterparts which when taken together shall constitute one instrument.


IN WITNESS WHEREOF the parties hereto have caused these Articles of Merger to be executed on this [ ] day of [ ], 2006.

EXECUTED and DELIVERED as a DEED      )
for and on behalf of                  )
CHINA IVANHOE ENERGY LTD.             )          ____________________________
by [                      ]           )          [                     ]
a duly authorised director            )

EXECUTED and DELIVERED as a DEED      )
for and on behalf of                  )
CHINA MINERAL ACQUISITION             )          ____________________________
CORPORATION                           )          [                      ]
by [                      ]           )
a duly authorised [director]/[officer])

                           [FORM OF PLAN OF MERGER]


This Plan of Merger is dated the [ ] day of [ ], 2006 with respect to CHINA IVANHOE ENERGY LTD. (sometimes hereinafter referred to as "CHINA IVANHOE" or the "SURVIVING COMPANY") and CHINA MINERAL ACQUISITION CORPORATION ("CHINA MINERAL"). China Ivanhoe and China Mineral are hereinafter collectively referred to as the "COMPANIES".

China Ivanhoe is a BVI Business Company incorporated and existing under and by virtue of the BVI Business Companies Act, 2004 as amended (the "ACT"), and makes this Plan of Merger pursuant to the provisions of sections 169 to 174 of the Act.

China Mineral is a company incorporated under and by virtue of the General Corporation Law of the State of Delaware (the "LAW") and makes this Plan of Merger pursuant to the provisions of Section 252 of the said Law.

This Plan of Merger provides as follows:

1.       CONSTITUENT COMPANIES

         The constituent companies to this Plan of Merger are China Ivanhoe and China Mineral.

2.       SURVIVING COMPANY

         China Ivanhoe shall be the surviving company to the merger.

3.       OUTSTANDING AND VOTING SHARES

         (a)      (i)      China  Ivanhoe is  authorised to issue an unlimited
                           number of ordinary shares of no par value each and an unlimited number of preferred shares of no par value each.

                  (ii) One (1) ordinary share of China Ivanhoe is issued and outstanding and no preferred shares of China Ivanhoe are issued and outstanding.

                  (iii) All shares in China Ivanhoe have the right to vote and all shares in China Ivanhoe vote as a single class.

         (b)      (i)      China  Mineral is  authorised  to issue  21,000,000
                           shares divided into:

                           (1)      20,000,000   shares  of  common  stock  of
                                    US$0.0001 par value each; and

                           (2) 1,000,000 shares of preferred stock of US$0.0001 par value each.

                  (ii) 5,000,000 shares of common stock are issued and outstanding and no shares of preferred stock are issued and outstanding.

                  (iii) All shares in China Mineral have the right to vote and all shares in China Mineral vote as a single class.

4.       OUTSTANDING WARRANTS AND OPTIONS

         (a) There are no warrants or options issued and outstanding for shares in China Ivanhoe.

         (b)      (i)      There  are  8,000,000   warrants   outstanding   to
                           purchase up to 8,000,000 shares of common stock in China Mineral;

                  (ii) there is a unit purchase option to purchase up to 300,000 shares of common stock in China Mineral; and

                  (iii) there are 600,000 warrants to purchase up to 600,000 shares of Merged Company common stock.

5.       CONVERSION OF SHARES, WARRANTS AND OPTIONS

         (a)      (i)      Each share of no par value of China Ivanhoe  issued
                           and outstanding on the effective date of the merger shall be cancelled and shall be classified as authorised but unissued shares; and

                  (ii) each share common stock of US$0.0001 par value of China Mineral issued and outstanding on the effective date shall be converted into one (1) share of no par value in the Surviving Company.

         (b) Any warrants and unit purchase options issued with respect to shares in each of the Companies shall be deemed to be issued with respect to shares in the Surviving Company and the Surviving Company will assume all such outstanding warrants and options on the same terms as currently issued.

6.       AMENDMENT TO MEMORANDUM AND ARTICLES

         The Memorandum and Articles of Association of Arian as in effect on the effective date shall otherwise be the constitutional documents of the Surviving Company until the same shall be altered or amended or until new constitutional documents are adopted as provided therein.

7.       APPROVAL

         This Plan of merger shall be submitted to the directors and shareholders of each of the Companies for their approval by way of a resolution of shareholders.

8.       EFFECT AND TERMS OF MERGER

         (i) Upon the merger, the separate corporate existence of China Mineral shall cease and the Surviving Company shall become the owner, without other transfer, of all the rights and property of the Companies and the Surviving Company shall become subject to all liabilities obligations and penalties of the Companies.

         (ii) China Mineral's shares will no longer be eligible to trade on the over-the-counter bulletin board market ("OTCBB") and the shares of the Surviving Company will be eligible to trade in their place under a new CUSIP number and trading symbol. The symbol will be assigned if the market will be the OTCBB or will be as determined with the approval of NASDAQ National Market if that is where the shares will trade upon consummation of the stock purchase transaction contemplated by that certain Stock Purchase Agreement, dated as of ________, 2006, by and among Ivanhoe Energy Inc., a Yukon, Canada corporation, Sunwing Holding Corporation, a Barbados corporation, Sunwing Energy Ltd., a corporation organized under the laws of Bermuda, and China Mineral.

         (iii) The merger shall be effective on the date of the filing of the Articles of Merger with the Registry of Corporate Affairs of the British Virgin Islands.

                                                                     EXHIBIT F
                                                                     ---------



                     [FORM OF AREA OF INTEREST AGREEMENT]

THIS AGREEMENT made as of the o day of o, 2006.

BETWEEN:

         IVANHOE ENERGY INC., a corporation incorporated under the laws of the Yukon Territory

         ("IVANHOE")

AND:

         SUNWING ENERGY LTD., a corporation incorporated under the laws of Bermuda

         ("SUNWING")

WHEREAS:

A. capitalized terms used in these recitals without definition have the meanings assigned to them in Section 1.1 hereof;

B.       CMA,   Holdings  and  Sunwing  are  parties  to  the  Stock  Purchase
         Agreement, pursuant to which Holdings will sell, and CMA will purchase, all of the issued and outstanding shares of Sunwing;


C. it is a condition precedent to CMA's obligations to consummate the transactions contemplated by the Stock Purchase Agreement that Ivanhoe agree to refrain from engaging in Petroleum Activities within the Area of Interest;

D. it is also a condition precedent to CMA's obligations to consummate the transactions contemplated by the Stock Purchase Agreement that Ivanhoe agree to offer to Sunwing the right to participate in any HTL Activities that Ivanhoe proposes to undertake within the Area of Interest; and

E. Ivanhoe and Sunwing are entering into this Agreement to formally document their agreement in respect of the matters referred to in the foregoing recitals in order to fulfill the above-referenced conditions precedent to CMA's obligations to consummate the transactions contemplated by the Stock Purchase Agreement.

         NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the premises and the respective covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                    PART 1
                        DEFINITIONS AND INTERPRETATION

DEFINITIONS

1.1 In this Agreement, unless the context otherwise requires, the following terms will have the meanings hereinafter set forth:

         "AFFILIATE" means means any person, partnership, limited liability company, joint venture, corporation, or other form of enterprise which Controls, is Controlled by, or is under common Control with a party to this Agreement;

         "AMI OPPORTUNITY" has the meaning assigned to it in Section 3.1;

         "AMI OPTION NOTICE" has the meaning assigned to it in Section 3.2;

         "AREA OF INTEREST" means those geographical areas comprising the sovereign territory of the People's Republic of China, including its territorial waters as determined in accordance with the United Nations Convention on Law of the Sea;

         "BUSINESS DAY" means any day upon which chartered banks in Vancouver, British Columbia and Calgary, Alberta are open for business;

         "CMA" means China Minerals Acquisition Corporation, a corporation incorporated under the laws of the State of Delaware;

         "CONTROL" used as a verb means, when used with respect to an entity, the ability, directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity through the legal or beneficial ownership of voting securities or membership interests, the right to appoint managers, directors or corporate officers, rights arising under operating agreements or other contracts, a voting trust or otherwise; and "Control" used as a noun means an interest which gives the holder the ability to exercise any of the foregoing powers;

         "GTL ACTIVITIES" means all activities involving the actual or potential application of GTL Technology to the evaluation and development of deposits of natural gas, together with other applications which Ivanhoe may develop during the Term of this Agreement (to the extent involving GTL Technology) and to the production, transportation and marketing of products derived therefrom;

         "GTL TECHNOLOGY" means the technology licensed by Ivanhoe from Syntroleum Corporation to convert natural gas into fuels and other products;

         "HOLDINGS" means Sunwing Holding Corporation, a company incorporated under the laws of Barbados;

         "HTL ACTIVITIES" means all activities involving the actual or potential application of HTL Technology to the evaluation and development of deposits of heavy crude oil and/or bitumen, together with other applications which Ivanhoe may develop during the Term of this Agreement (to the extent involving HTL Technology) and to the production, transportation and marketing of products derived therefrom;

         "HTL  AMI  THIRD  PARTY"  means  any  person,  partnership,   limited
         liability company, joint venture, corporation, or other form of enterprise that acquires from Ivanhoe a license or other right to use the HTL Technology to conduct HTL Activities within the Area of Interest;

         "HTL OPTION NOTICE" has the meaning assigned to it in Section 4.2;

         "HTL  PARTICIPATION  OPPORTUNITY"  has the meaning  assigned to it in
         Section 4.1;

         "HTL TECHNOLOGY" means the technology exclusively licensed as of the date hereof by Ivanhoe and its Subsidiaries from Ensyn Technologies Inc. to upgrade heavy crude oil and bitumen, and related technology developed or licensed by Ivanhoe during the Term of this Agreement;

         "NOTICE" has the meaning assigned to it in Section 6.1;

         "PARTICIPATION TERMS" has the meaning assigned to it in Section 4.1;

         "PETROLEUM ACTIVITIES" means all activities involving exploration, discovery, evaluation, development, production, transportation and marketing of oil and gas and includes enhanced oil recovery but does not include GTL Activities or HTL Activities;

         "STOCK PURCHASE AGREEMENT" means the Stock Purchase Agreement made and entered into as of o, 2006, by and among Holdings, Sunwing and CMA (as the same may, from time to time, be supplemented, amended or modified and in effect);

         "SUBSIDIARY" means a corporation, company or other form of enterprise that, in relation to another entity, is Controlled, directly or indirectly, by that entity, or by one or more other entities each of which is Controlled by that entity;

         "SUNWING  PARTICIPATION  INTEREST" has the meaning  assigned to it in
         Section 4.1; and

         "TERM" has the meaning assigned to it in Section 2.4.

         INTERPRETATION

1.2 For the purposes of this Agreement, except as otherwise expressly provided:

         (a) "this Agreement" means this agreement, including the schedules hereto, and not any particular part, section or other portion hereof, and includes any agreement, document or instrument entered into, made or delivered pursuant to the terms hereof, as any of the same may, from time to time, be supplemented, amended or modified and in effect;

         (b) all references in this Agreement to a designated "part", "section", "subsection" or other subdivision or to a schedule are references to the designated part, section, subsection or other subdivision of, or schedule to, this Agreement;

         (c) the words "hereof", "herein", "hereto" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular part, section, subsection or other subdivision or schedule unless the context or subject matter otherwise requires;

         (d) the division of this Agreement into parts, sections and other portions and the insertion of headings are for convenience of reference only and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;

         (e) unless otherwise provided herein, all references to currency in this Agreement are to lawful money of the United States of America;

         (f) a reference in this Agreement to a statute includes all rules and regulations made thereunder, all amendments to the statute, rules or regulations in force from time to time, and any statute, rule or regulation that supplements or supersedes such statute, rule or regulation;

         (g) the singular of any term includes the plural, and vice versa, and the use of any term is generally applicable to any gender and, where applicable, a body corporate, firm or other entity, and the word "or" is not exclusive and the word "including' is not limiting whether or not non-limiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto;

         (h) in the event that any date on which any action is required to be taken hereunder by any of the parties hereto is not a Business Day, such action will be required to be taken on the next succeeding day which is a Business Day; and

         (i) all references to "approval", "authorization" or "consent" in this Agreement mean written approval, authorization or consent.

                                    PART 2
                               AREA OF INTEREST

IVANHOE PETROLEUM ACTIVITIES WITHIN AREA OF INTEREST

2.1 Ivanhoe hereby covenants and agrees that it will not, and will procure that its Subsidiaries (other than CMA and its Subsidiaries) do not, at any time during the Term, engage in any Petroleum Activities or HTL Activities within the Area of Interest except in accordance with the terms and conditions of this Agreement.

EXCEPTIONS

2.2 Nothing in this Agreement will be construed to prevent, or in any way restrict, Ivanhoe or any of its Affiliates from engaging in:

         (a)      Petroleum Activities outside of the Area of Interest;

         (b)      GTL  Activities  or HTL  Activities  outside  of the Area of
                  Interest; and

         (c) GTL Activities or, subject to Part 4, HTL Activities within the Area of Interest.

SUNWING PETROLEUM ACTIVITIES OUTSIDE AREA OF INTEREST

2.3 Nothing in this Agreement will be construed to prevent, or in any way restrict, Sunwing or any of its Subsidiaries from engaging in Petroleum Activities outside of the Area of Interest provided that such Petroleum Activities do not conflict with any area of interest or other geographical restrictions contained in agreements in effect as of the date hereof between Ivanhoe or any of its Subsidiaries, on the one hand, and one or more third parties, on the other hand.

TERM

2.4 This Agreement will remain in effect for a term (the "Term") commencing on the date of this Agreement and ending on the earliest of:

         (a) the date upon which Ivanhoe ceases to beneficially own, directly or indirectly, at least fifty per cent (50%) of the issued and outstanding common shares of CMA or its successor;

         (b) the date upon which Ivanhoe and Sunwing agree in writing to terminate this Agreement; or

         (c) the fifth (5th) anniversary of the date of this Agreement or such later date as Ivanhoe and Sunwing agree in writing.

SURVIVAL

2.5 Upon the expiration of the Term, this Agreement will be void and of no further force or effect, with no liability on the part of any party hereto, except that this Section 2.5, Section 5.2, Section 5.3, Section 5.4 and Part 6 will survive the expiration of the Term.

                                    PART 3
      OPPORTUNITIES FOR PETROLEUM ACTIVITIES WITHIN THE AREA OF INTEREST

AMI OPPORTUNITIES

3.1 Ivanhoe, on behalf of itself and each of its Subsidiaries (other than CMA and its Subsidiaries), hereby covenants and agrees that if, during the Term, Ivanhoe or any such Subsidiary acquires, directly or indirectly, any opportunity to engage in Petroleum Activities wholly or partially within the Area of Interest (an "AMI Opportunity"), Ivanhoe will promptly offer the AMI Opportunity to Sunwing.

AMI OPTION NOTICE

3.2 Any offer under Section 3.1 will be made by Notice (an "AMI Option Notice") setting out the nature of the AMI Opportunity and including all information respecting the AMI Opportunity known to Ivanhoe including Ivanhoe's acquisition costs and all other details relating thereto.

AMI OPTION EXERCISE

3.3 If, within 60 days from the date of the receipt of an AMI Option Notice, Sunwing notifies Ivanhoe in writing that it desires to acquire the AMI Opportunity and reimburses Ivanhoe for its acquisition costs, if any, Ivanhoe will convey and assign the AMI Opportunity to Sunwing (or, if such interest cannot legally be conveyed or assigned, Ivanhoe will hold in trust for Sunwing, subject to indemnification acceptable to Ivanhoe, acting reasonably).

FAILURE TO EXERCISE AMI OPTION

3.4 If, during the 60 day period from the date of the receipt of an AMI Option Notice, Sunwing fails to elect to acquire the AMI Opportunity, Ivanhoe will be entitled to retain the AMI Opportunity for its own account with no further obligation or liability to Sunwing and engage in Petroleum Activities in respect of the AMI Opportunity notwithstanding the terms of this Agreement.

                                    PART 4
                       OPPORTUNITIES FOR HTL ACTIVITIES
                          WITHIN THE AREA OF INTEREST

HTL PARTICIPATION OPPORTUNITIES

4.1 If, at any time and from time to time during the Term, Ivanhoe determines, in its sole discretion, to actively engage in any HTL Activities within the Area of Interest and, following such determination, establishes definitive terms and conditions on which Ivanhoe or any of its Subsidiaries will carry out, or otherwise participate in, such HTL Activities, either pursuant to an agreement with one or more third parties or otherwise ("Participation Terms"), Ivanhoe will, promptly after having established the Participation Terms, make an offer to Sunwing in writing to participate with Ivanhoe in such HTL Activities on the Participation Terms (the "HTL Participation Opportunity"). The participating interest in the HTL Participation Opportunity offered to Sunwing (the "Sunwing Participation Interest") will be not less than fifty per cent (50%) of Ivanhoe's total participating interest in such HTL Participation Opportunity.

HTL OPTION NOTICE

4.2 Any offer under Section 4.1 will be made by Notice in (an "HTL Option Notice") setting out the nature of the HTL Participation Opportunity and including all information respecting the HTL Participation Opportunity known to Ivanhoe including Ivanhoe's acquisition costs and all other details relating thereto. Each HTL Option Notice will be deemed to evidence an option in favour of Sunwing, exercisable in accordance with Section 4.3, to acquire a Sunwing Participation Interest equal to not less than fifty per cent (50%) of Ivanhoe's total participating interest in the relevant HTL Participation Opportunity or such lesser Sunwing Participating Interest as Sunwing may elect.

HTL OPTION EXERCISE

4.3 If, within 60 days from the date of the receipt of an HTL Option Notice, Sunwing notifies Ivanhoe in writing that it intends to participate with Ivanhoe in the HTL Participation Opportunity, specifies in writing the amount of the offered Sunwing Participation Interest it intends to acquire and reimburses Ivanhoe for its proportionate share of Ivanhoe's acquisition costs, if any, Ivanhoe will convey and assign to Sunwing (or, if such interest cannot legally be conveyed or assigned, Ivanhoe will hold in trust for Sunwing, subject to indemnification acceptable to Ivanhoe, acting reasonably) the amount of the offered Sunwing Participation Interest Sunwing elects to acquire and, thereafter, Ivanhoe and Sunwing will participate in proportion to their respective participating interests in all of the rights and obligations in respect of the HTL Participation Opportunity in accordance with the Participation Terms notwithstanding the subsequent expiry of the Term, or any amendment or modification, of this Agreement.

FAILURE TO EXERCISE HTL OPTION

4.4 If, during the 60 day period from the date of the receipt of an HTL Option Notice, Sunwing fails to elect to acquire the Sunwing Participation Interest, Ivanhoe will be entitled to retain the entire HTL Participation Opportunity for its own account with no further obligation or liability to Sunwing and engage in HTL Activities in respect of the HTL Participation Opportunity within the Area of Interest notwithstanding the terms of this Agreement.

                                    PART 5
                           HTL TECHNOLOGY LICENSING
                            WITHIN AREA OF INTEREST

SHARING OF PASSIVE FEES AND ROYALTIES

5.1 If, at any time during the Term of this Agreement, Ivanhoe elects not to actively engage in HTL Activities in respect of a deposit or series of deposits of hydrocarbons within the Area of Interest and instead licenses or otherwise makes the HTL Technology available to an HTL AMI Third Party in consideration for royalties, licensing fees or other consideration ("Licensing Consideration"), Ivanhoe will, for as long as it continues to receive such Licensing Consideration, pay to Sunwing, as and when received, an amount equal to twenty five per cent (25%) of the Licensing Consideration (net of any withholding or similar taxes).

NO OWNERSHIP OF HTL TECHNOLOGY

5.2 Sunwing hereby acknowledges and agrees that nothing in this Agreement will be construed as transferring to Sunwing any ownership or proprietary interest in the HTL Technology, or any modifications thereto or improvements thereon.

PROTECTION OF HTL TECHNOLOGY

5.3 Sunwing hereby acknowledges that Ivanhoe has a proprietary interest in the HTL Technology which, as between the parties hereto, will remain under the exclusive control of Ivanhoe. Sunwing agrees, on behalf of itself and each of its Subsidiaries, to use reasonable commercial efforts to co-operate with Ivanhoe in the protection and defence of the HTL Technology within the Area of Interest and, in that regard, Sunwing will execute, acknowledge and deliver all documents as may be necessary or desirable to enable Ivanhoe to protect and defend its proprietary interest in the HTL Technology within the Area of Interest. Sunwing will promptly advise Ivanhoe in writing of any potentially infringing uses of the HTL Technology by others within the Area of Interest of which Sunwing may become aware. Decisions involving the protection and defence of the HTL Technology within the Area of Interest will be solely in the discretion of Ivanhoe. Sunwing will take no actions in this regard without the express written consent of Ivanhoe. Sunwing will not attack, or assist any other entity in attacking, the validity of Ivanhoe's proprietary interest in the HTL Technology.

CONFIDENTIALITY

5.4 Sunwing agrees to keep all information, data, knowledge and know-how pertaining to the HTL Technology ("Confidential Information") confidential and not to disclose Confidential Information to any person or entity other than:

         (a) such of Sunwing's directors, officers, employees ("Representatives") and Representatives of Sunwing's Subsidiaries who have a bona fide need to have access to such Confidential Information in order for Sunwing or such Affiliates to participate in any of the transactions contemplated by this Agreement and who have agreed in writing to be likewise bound by the provisions of this Agreement; and

         (b) such other persons ("Approved Third Parties") as Ivanhoe hereafter agrees in writing may receive such Confidential Information (which agreement may be withheld for any reason or for no reason).

Sunwing shall be responsible and liable for any use or disclosure of the Confidential Information by its or its Affiliate's Representatives or by Approved Third Parties in violation of this Agreement. Nothing contained herein shall be deemed to prevent disclosure of any of the Confidential Information if, in the written opinion of Sunwing's legal counsel, such disclosure is legally required to be made in a judicial, administrative, or governmental proceeding pursuant to a valid subpoena or other applicable order; provided, however, Sunwing shall give Ivanhoe at least ten days' prior Notice (unless less time is permitted by the applicable proceeding) before disclosing any of the Confidential Information in any such proceeding and, in making such disclosure, Sunwing shall disclose only that portion thereof required to be disclosed and shall take all reasonable efforts to preserve the confidentiality thereof, including supporting Ivanhoe in obtaining protective orders and in intervention.

EXPLOITATION OF HTL TECHNOLOGY

5.5 Notwithstanding anything to the contrary in this Agreement, the parties hereto acknowledge and agree that Ivanhoe is under no obligation to seek to exploit, market or otherwise develop its HTL Technology, either within or outside of the Area of Interest, at any time during the Term of this Agreement.

                                    PART 6
                              GENERAL PROVISIONS

NOTICES

6.1 All notices, payments and other required or permitted communications (each a "Notice") to either party will be in writing, and will be addressed respectively as follows:

                  If to Ivanhoe:            Ivanhoe Energy Inc.
                                            654 - 999 Canada Place
                                            Vancouver, B.C.  V6C 3E1

                  Attention:                Corporate Secretary
                  Facsimile:                (604) 682-2060

                  If to Sunwing:            Sunwing Energy Ltd.
                                            Suite 1900, 101-6th Avenue S.W.
                                            Calgary, Alberta  T2P 3P4

                  Attention:                President
                  Facsimile:                (403) 237-6865

All Notices will be deemed duly given (a) on the date of delivery if delivered personally, (b) on the date of confirmation of receipt (or, the first Business Day following such receipt if the date is not a Business Day) of transmission by facsimile or (c) on the date of confirmation of receipt (or, the first Business Day following such receipt if the date is not a Business Day) if delivered by a nationally-recognized courier service. Either party may change its address by Notice to the other party.

WAIVER

6.2 The failure of either party to insist on the strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach hereof will not constitute a waiver of any provision of this Agreement or limit such party's right thereafter to enforce any provision or exercise any right.

MODIFICATION

6.3 No modification of this Agreement will be valid unless made in writing and duly executed by both parties.

FURTHER ASSURANCES

6.4 Each of the parties will take, from time to time and without additional consideration, such further actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purpose of this Agreement.

ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES

6.5 This Agreement contains the entire understanding of the parties and supersedes all prior agreements and understandings between the parties relating to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person or entity any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

ASSIGNMENT

6.6 Except as expressly permitted elsewhere in this Agreement, neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party, such consent not to be unreasonably withheld.

SUCCESSORS AND ASSIGNS

6.7 This Agreement will be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties.

TIME

6.8      Time is of the essence of this Agreement.

GOVERNING LAW

6.9 This Agreement will be governed by and interpreted in accordance with the laws of British Columbia without regard for any conflict of laws or choice of laws principles that would permit or require the application of the laws of any other jurisdiction.

SEVERABILITY

6.10 In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to the parties or circumstances will be interpreted so as reasonably to effect the intent of the parties to this Agreement. The parties hereto further agree to replace any such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.

COUNTERPARTS

6.11 This Agreement may be executed in any number of counterparts, and it will not be necessary that the signatures of both parties be contained on any counterpart. Each counterpart will be deemed an original, but all counterparts together will constitute one and the same instrument.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                  IVANHOE ENERGY INC.



                  By___________________________________
                  Title:


                  SUNWING ENERGY LTD.



                  By___________________________________
                  Title:

                                                                     EXHIBIT G
                                                                     ---------


                    [FORM OF REGISTRATION RIGHTS AGREEMENT]

         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is entered into as of the ___ day of ________, 2006, by and among China Ivanhoe Energy Ltd., a corporation organized under the laws of the British Virgin Islands (formerly known as China Mineral Acquisition Corporation, a Delaware corporation, the "COMPANY"), and Sunwing Holding Corporation, a Barbados company ("SUNWING").

         WHEREAS, pursuant to that certain Stock Purchase Agreement, dated as of __________, 2006, by and among Sunwing, Ivanhoe Energy Inc., a Yukon, Canada corporation, Sunwing Energy Ltd. and the Company, the Company has agreed to enter into this Agreement to provide Sunwing with certain rights relating to the registration of shares of capital stock of the Company.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

         The following capitalized terms used herein have the following meanings:

         "AGREEMENT" means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

         "COMMISSION" means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

         "COMMON STOCK" means the ordinary shares, no par value, of the Company.

         "COMPANY" is defined in the preamble to this Agreement.

         "DEMAND REGISTRATION" is defined in Section 2.1.1.

         "DEMANDING HOLDER" is defined in Section 2.1.1.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

         "FORM S-3" is defined in Section 2.3.

         "INDEMNIFIED PARTY" is defined in Section 4.3.

         "INDEMNIFYING PARTY" is defined in Section 4.3.

         "MAXIMUM NUMBER OF SHARES" is defined in Section 2.1.4.

         "NOTICES" is defined in Section 6.3.

         "PIGGY-BACK REGISTRATION" is defined in Section 2.2.1.

         "PREVIOUSLY GRANTED RIGHTS" is defined in Section 6.1.

         "REGISTER," "REGISTERED" and "REGISTRATION" means a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

         "REGISTRABLE SECURITIES" means each of the following: (i) any shares of Common Stock owned by the Sunwing Stockholders, whether as of the date hereof or acquired after the date hereof; (ii) any shares of Common Stock issued or issuable upon exercise of any options or warrants to purchase Common Stock owned by any of the Sunwing Stockholders, whether as of the date hereof or acquired after the date hereof; and (iii) any shares of Common Stock issued or issuable to any of the Sunwing Stockholders with respect to the Registrable Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and any shares of Common Stock or common stock issuable upon conversion, exercise or exchange thereof. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; or (d) the Commission makes a definitive determination that the Registrable Securities are salable under Rule 144(k).

         "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Common Stock (other than a registration statement on Form S-4, Form F-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

         "SUNWING" is defined in the preamble to this Agreement.

         "SUNWING INDEMNIFIED PARTY" is defined in Section 4.1.

         "SUNWING STOCKHOLDERS" means Sunwing and any transferee thereof to whom Registrable Securities have been transferred.

         "UNDERWRITER" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

                                   ARTICLE 2

                              REGISTRATION RIGHTS

         Section 2.1       DEMAND REGISTRATION.

         2.1.1 REQUEST FOR REGISTRATION. At any time and from time to time on or after the date hereof, the holders of a majority-in-interest of the Registrable Securities held by the Sunwing Stockholders may make a written demand for registration under the Securities Act of the sale of all or part of their Registrable Securities (a "DEMAND REGISTRATION"). Any such written demand shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all holders of Registrable Securities of the demand, and each holder of Registrable Securities who wishes to include all or a portion of such holder's Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, a "DEMANDING HOLDER") shall so notify the Company within fifteen (15) days after the receipt by the holder of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1.4 and the provisos set forth in Section 3.1.1. The Company shall not be obligated to effect more than four (4) Demand Registrations under this Section 2.1.1 in respect of Registrable Securities.

         2.1.2 EFFECTIVE REGISTRATION. A registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; PROVIDED, HOWEVER, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until (i) such stop order or injunction is removed, rescinded or otherwise terminated and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering.

         2.1.3 UNDERWRITTEN OFFERING. If a majority-in-interest of the Demanding Holders so elect and such holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by a majority-in-interest of the holders initiating the Demand Registration.

         2.1.4 REDUCTION OF OFFERING. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities which the Demanding Holders desire to sell, taken together with all other shares of Common Stock or other securities, if any, which the Company desires to sell and shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other shareholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the "MAXIMUM NUMBER OF SHARES"), then the Company shall include in such registration: (i) first, the Registrable Securities as to which the Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of shares of Registrable Securities which each Demanding Holder has requested be included in such registration, regardless of the number of shares of Registrable Securities held by each Demanding Holder) that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Shares;
(iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities, if any, that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (iv) fourth, to the extent that the Maximum Number of Shares have not been reached under the foregoing clauses (i), (ii), and (iii), the shares of Common Stock that other stockholders desire to sell that can be sold without exceeding the Maximum Number of Shares.

         2.1.5 WITHDRAWAL. If a majority-in-interest of the Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the Underwriter of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration, in which case the Company shall not be required to effect the registration. If the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration, then such registration shall not count as a Demand Registration provided for in Section 2.1.1.

         Section 2.2       PIGGY-BACK REGISTRATION.

         2.2.1 PIGGY-BACK RIGHTS. If at any time on or after the date hereof the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or by stockholders of the Company for their own account (or by the  Company and by  stockholders  of the Company including, without limitation, pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company's existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than forty-five (45) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or
Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within fifteen (15) days following receipt of such notice (a "PIGGY-BACK REGISTRATION"). The Company shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration. Registrations effected pursuant to this Section 2.2 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

         2.2.2    REDUCTION  OF  OFFERING.  If  the  managing  Underwriter  or
Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the holders of Registrable Securities in writing that the dollar amount or number of shares of Common Stock which the Company desires to sell, taken together with (i) the shares of Common Stock, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested under this Section 2.2 and (iii) the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other stockholders of the Company, exceeds the Maximum Number of Shares, then the Company shall include in any such registration:

                  (i) if the registration is undertaken for the Company's account: (A) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Registrable Securities as to which registration has been requested under this Section 2.2 (pro rata in accordance with the number of shares of Common Stock which each such person has actually requested to be included in such registration, regardless of the number of shares of Common Stock with respect to which such persons have the right to request such inclusion); and (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights which such other stockholders desire to sell and that can be sold without exceeding the Maximum Number of Shares; and

                  (ii) if the registration is a "demand" registration undertaken at the demand of persons other than the holders of Registrable Securities pursuant to written contractual arrangements with such persons: (A) first, the shares of Common Stock for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Registrable Securities as to which registration has been requested under this Section 2.2 (pro rata in accordance with the number of shares of Registrable Securities held by each such holder); and (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other securities, if any, that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (D) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and
(C), the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights which such other stockholders desire to sell and that can be sold without exceeding the Maximum Number of Shares.

         2.2.3 WITHDRAWAL. Any holder of Registrable Securities may elect to withdraw such holder's request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company may also elect to withdraw a registration statement at any time prior to the effectiveness of the Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.3.

         Section 2.3       REGISTRATIONS   ON  FORM  S-3.   The   holders   of
Registrable Securities may at any time and from time to time, without limitation as to the aggregate number of such requests, request in writing that the Company register the resale of any or all of such Registrable Securities on Form S-3, Form F-3 or any similar short-form registration which may be available at such time ("FORM S-3"); PROVIDED, HOWEVER, that the Company shall not be obligated to effect such request through an underwritten offering. Upon receipt of such written request, the Company will promptly give written notice of the proposed registration to all other holders of
Registrable Securities, and, as soon as practicable thereafter, effect the registration of all or such portion of such holder's or holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other holder or holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.3: (i) if Form S-3 is not available for such offering; or (ii) if the holders of the Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public of less than $500,000. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

                                  ARTICLE 3

                           REGISTRATION PROCEDURES

         Section 3.1 FILINGS; INFORMATION. Whenever the Company is required to effect the registration of any Registrable Securities pursuant to
Article 2, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

         3.1.1 FILING REGISTRATION STATEMENT. The Company shall, as expeditiously as possible and in any event within sixty (60) days after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its best efforts to cause such Registration Statement to become and remain effective for the period required by Section 3.1.1; PROVIDED, HOWEVER, that the Company shall have the right to defer any Demand Registration for up to thirty (30) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any demand registration to which such Piggy-Back Registration relates, in each case if the Company shall furnish to the holders a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for such Registration Statement to be effected at such time; provided further, however, that the Company shall not have the right to exercise the right set forth in the immediately preceding proviso more than once in any 365-day period in respect of a Demand Registration hereunder.

         3.1.2 COPIES. The Company shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders' legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

         3.1.3 AMENDMENTS AND SUPPLEMENTS. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall not exceed the sum of one hundred eighty (180) days plus any period during which any such disposition is interfered with by any stop order or injunction of the Commission or any governmental agency or court) or such securities have been withdrawn.

         3.1.4 NOTIFICATION. After the filing of a Registration Statement, the Company shall promptly, and in no event more than two (2) business days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two
(2) business  days of the  occurrence of any of the  following:  (i) when such
Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus  so  that,  as  thereafter  delivered  to  the  purchasers  of  the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such holders or their legal counsel shall object.

         3.1.5 STATE SECURITIES LAWS COMPLIANCE. The Company shall use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or "blue sky" laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by any governmental authority of such jurisdictions as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; PROVIDED, HOWEVER, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph 3.1.5 or to subject itself to taxation in any such jurisdiction.

         3.1.6 AGREEMENTS FOR DISPOSITION. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities in accordance with the terms of this Agreement. The representations, warranties and covenants of the Company in any such underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such registration statement. No holder of Registrable Securities included in such registration statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such holder's organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such holder's material agreements and organizational documents, and with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such Registration Statement.

         3.1.7 COOPERATION. The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors in connection with such offering.

         3.1.8 RECORDS. The Company shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

         3.1.9 OPINIONS AND COMFORT LETTERS. The Company shall furnish to each holder of Registrable Securities included in any Registration Statement a signed counterpart, addressed to such holder, of (i) any opinion of counsel to the Company delivered to any Underwriter and (ii) any comfort letter from the Company's independent public accountants delivered to any Underwriter. In the event no legal opinion is delivered to any Underwriter, the Company shall furnish to each holder of Registrable Securities included in such Registration Statement, at any time that such holder elects to use a prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

         3.1.10 EARNINGS STATEMENT. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its stockholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

         3.1.11 LISTING. The Company shall use its best efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Securities included in such registration.

         Section 3.2 OBLIGATION TO SUSPEND DISTRIBUTION. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.4(iv), or, in the case of a resale registration on Form S-3 pursuant to Section 2.3 hereof, upon any suspension by the Company, pursuant to a written insider trading compliance program adopted by the Company's Board of Directors, of the ability of all "insiders" covered by such program to transact in the Company's securities because of the existence of material non-public information, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.4(iv) or the restriction on the ability of "insiders" to transact in the Company's securities is removed, as applicable, and, if so directed by the Company, each such holder will deliver to the Company all copies, other than permanent file copies then in such holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

         Section 3.3 REGISTRATION EXPENSES. The Company shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any registration on Form S-3 effected pursuant to Section 2.3, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or "blue sky" laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11; (vi) National Association of Securities Dealers, Inc. fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9)); (viii) the fees and expenses of any special experts retained by the Company in connection with such registration and (ix) the fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling shareholders and the Company shall bear the expenses of the Underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

         Section 3.4 INFORMATION. The holders of Registrable Securities shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the

Securities Act pursuant to Article 2 and in connection with the Company's obligation to comply with federal and applicable state securities laws.

                                   ARTICLE 4

                       INDEMNIFICATION AND CONTRIBUTION

         Section 4.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Sunwing Stockholder and each other holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls a Sunwing Stockholder and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an "SUNWING INDEMNIFIED PARTY"), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and the Company shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Sunwing Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling holder expressly for use therein. The Company also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

         Section 4.2 INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. Each selling holder of Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any), and each other person, if any, who controls such selling holder or such underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling holder expressly for use therein, and shall reimburse the Company, its directors and officers, and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling holder's indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder.

         Section 4.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person (the "INDEMNIFIED PARTY") shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the "INDEMNIFYING PARTY") in writing of the loss, claim, judgment, damage, liability or action; PROVIDED, HOWEVER, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

         Section 4.4       CONTRIBUTION.

         4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such

Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1. The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE 5

                         UNDERWRITING AND DISTRIBUTION

         Section 5.1 RULE 144. The Company covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rules may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission.

         Section 5.2 RESTRICTIONS ON SALE BY THE COMPANY AND OTHERS. The Company agrees: (i) not to effect any public sale or distribution of any securities similar to those being registered in accordance with Section 2.1, or any securities convertible into or exchangeable or exercisable for such securities, from the date the Company receives the written demand for any Demand Registration (except as part of such Demand Registration to the extent permitted by Section 2.1.4) until permitted under any "lock-up" agreement with the Underwriter, but not more than ninety (90) days from the effective date of any registration statement filed pursuant to Section 2.1; and (ii) that any agreement entered into after the date hereof pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any such securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 under the Securities Act (except as part of any such registration, if permitted); PROVIDED, HOWEVER, that the provisions of this Section 5.2 shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities and shall not prevent the issuance of securities by the Company under any employee benefit, stock option or stock subscription plans.

                                   ARTICLE 6

                                 MISCELLANEOUS

         Section 6.1 NO INCONSISTENT AGREEMENTS. The Company represents and warrants that no person has any right to require the Company to register any shares of the Company's capital stock for sale or to include shares of the Company's capital stock in any registration filed by the Company for the sale of shares of capital stock for its own account or for the account of any other person, other than such rights specified in that certain (a) Registration Rights Agreement by and among the Company, Dr. Simon Mu, Dr. Bing Zhao, Mr. Daniel Kunz, Mr. Cui Guisheng, and Mr. Ma Xiao, dated as of __________, 2004 and (b) Unit Purchase Option granted by the Company to Broadband Capital Management LLC in connection with the Company's initial public offering (together, the "PREVIOUSLY GRANTED RIGHTS"), which Previously Granted Rights are not inconsistent with the rights granted hereunder. The Company shall not
(i) enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Sunwing Stockholders in this Agreement or (ii) grant any additional registration rights to any person or with respect to any securities which are not Registrable Securities, or modify any existing agreement to provide for registration rights, in each case, which are prior in right to or inconsistent with the rights granted in this Agreement.

         Section 6.2 ASSIGNMENT; NO THIRD PARTY BENEFICIARIES. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be freely assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any transfer of Registrable Securities by any such holder. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and the permitted assigns of the Investor or holder of Registrable Securities or of any assignee of the Investor or holder of Registrable Securities. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Article 4 and this Section 6.2.

         Section 6.3 NOTICES. All notices, demands, requests, consents, approvals or other communications (collectively, "NOTICES") required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile; provided, that if such service or transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day. Notice otherwise sent as provided herein shall be deemed given on the next business day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.

         To the Company:

                  China Ivanhoe Energy Ltd.
                  Suite 1900, 101-6th Avenue S.W.
                  Calgary, Alberta  T2P 3P4
                  Attention:  President
                  Facsimile:  (403) 237-6865

         To Sunwing, to:

                  Sunwing Holding Corporation
                  The World Trade Centre
                  654-999 Canada Place
                  Vancouver, BC
                  Canada V6C 3E1
                  Attention: Corporate Secretary
                  Facsimile: (604) 682-2060

         Section 6.4 SEVERABILITY. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable. Section 6.5 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

         Section 6.6 ENTIRE AGREEMENT. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

         Section 6.7       MODIFICATIONS   AND   AMENDMENTS.   No   amendment,
modification or termination of this Agreement shall be binding upon any party unless executed in writing by such party.

         Section 6.8       TITLES  AND   HEADINGS.   Titles  and  headings  of
sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

         Section 6.9 WAIVERS AND EXTENSIONS. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

         Section 6.10 REMEDIES CUMULATIVE. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Investor or any other holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

         Section 6.11 GOVERNING LAW. The validity, interpretation, and performance of this Agreement shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws. The parties hereby agree that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

         Section 6.12 WAIVER OF TRIAL BY JURY. Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of the Investor in the negotiation, administration, performance or enforcement hereof.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF,  the parties have caused this Registration Rights
Agreement   to  be   executed   and   delivered   by  their  duly   authorized
representatives as of the date first written above.

                                          CHINA IVANHOE ENERGY LTD.


                                          By: _______________________________
                                               Name:
                                               Title:


                                          SUNWING HOLDING CORPORATION


                                          By: _______________________________
                                               Name:
                                               Title:

                                                                     EXHIBIT H
                                                                     ---------


                        [FORM OF AMENDMENT TO FOUNDERS
                        REGISTRATION RIGHTS AGREEMENT]

                              AMENDMENT NO. 1 TO
                         REGISTRATION RIGHTS AGREEMENT

         AMENDMENT NO. 1 dated as of ___________, 2006 (this "AMENDMENT") to REGISTRATION RIGHTS AGREEMENT, dated as of __________, 2004 (the "REGISTRATION RIGHTS AGREEMENT"), by and among China Ivanhoe Energy Ltd., a Delaware corporation (formerly known as China Mineral Acquisition Corporation, a Delaware corporation, the "COMPANY"), Dr. Simon Mu, Dr. Bing Zhao, Mr. Daniel Kunz, Mr. Cui Guisheng and Mr. Ma Ziao (collectively, the "INITIAL INVESTORS").

         WHEREAS, the Company is a party to a Stock Purchase Agreement, dated as of __________, 2006, by and among Ivanhoe Energy Inc., a Yukon, Canada corporation (the "Parent"), Sunwing Holding Corporation, a Barbados company and a wholly-owned subsidiary of the Parent ("SUNWING"), Sunwing Energy Ltd., a Bermuda corporation and a wholly-owned subsidiary of Sunwing, and the Company (the "PURCHASE AGREEMENT");

         WHEREAS, the Initial Investors own shares of Common Stock of the Company;

         WHEREAS, the consummation of the transactions contemplated by the Purchase Agreement will inure to the benefit of the Initial Investors; and

         WHEREAS, as a condition to the obligation of Sunwing to enter into the Purchase Agreement, the Company and the Initial Investors have agreed to amend the Registration Rights Agreement to effect the changes provided for herein.

         NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       DEFINITIONS.   Capitalized  terms  used  and  not  otherwise
defined in this Amendment shall have the respective meanings given them in the Registration Rights Agreement.

         2.       AMENDMENTS.

                  (a) Section 2.1.4 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

                           "2.1.  REDUCTION  OF  OFFERING.   If  the  managing
Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities which the Demanding Holders desire to sell, taken together with all other shares of Common Stock or other securities, if any, which the Company desires to sell and the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other shareholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the "MAXIMUM NUMBER OF SHARES"), then the Company shall include in such registration: (i) first, the Registrable Securities as to which the Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of shares of Registrable Securities which each Demanding Holder has requested be included in such registration, regardless of the number of shares of Registrable Securities held by each Demanding Holder) that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (v) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii), and (iii), the shares of Common Stock that other stockholders desire to sell that can be sold without exceeding the Maximum Number of Shares."

                  (b) Section 2.2.2(i) of the Agreement is hereby amended and restated in its entirety as follows:

                           "(i)  If the  registration  is  undertaken  for the
Company's account: (A) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), (x) the Registrable Securities as to which registration has been requested under this
Section 2.2 (PROVIDED, HOWEVER, in no event shall Registrable Securities under this clause (x) constitute less than 25% of the number of shares included in such registration) and (y) the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights which such other shareholders desire to sell that can be sold without exceeding the Maximum Number of Shares (pro rata, in the case of clauses (x) and (y), in accordance with the number of shares of Common Stock which each such person referred to in clauses (x) and (y) has actually requested to be included in such registration, regardless of the number of shares of Common Stock with respect to which such persons have the right to request such inclusion); and"

         3. GOVERNING LAW. The validity, interpretation, and performance of this Amendment shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws. The parties hereby agree that any action, proceeding or claim against it arising out of or relating in any way to this Amendment shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

         4. THIRD PARTY BENEFICIARY. This Amendment is expressly intended to inure to the benefit of Sunwing, its successors, assigns and transferees, which such persons may enforce the provisions of this Amendment as if a party hereto.

         5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

         6. REGISTRATION RIGHTS AGREEMENT REMAINS IN EFFECT. Except as expressly amended hereby, the Registration Rights Agreement shall remain in full force and effect.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                                           CHINA IVANHOE ENERGY LTD.


                                           By:________________________________
                                              Name:
                                              Title:


                                           INITIAL INVESTORS:


                                           ___________________________________
                                                Dr. Simon Mu


                                           ___________________________________
                                                Dr. Bing Zhao


                                           ___________________________________
                                                Mr. Daniel Kunz


                                           ___________________________________
                                                Mr. Cui Guisheng


                                           ___________________________________
                                                Mr. Ma Xiao